EXHIBIT 10.4
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission

GLOBAL AIRCRAFT TRANSACTION AGREEMENT

dated as of September 21, 2005

between

REPUBLIC AIRWAYS HOLDINGS INC.

and

US AIRWAYS, INC.

TABLE OF CONTENTS

ARTICLE IDEFINITIONS
Section 1.01Definitions
Section 1.02Interpretive Provisions

ARTICLE IICLOSINGS
Section 2.01Closing for each Transaction
Section 2.02Delay of Closing
Section 2.03Payments

ARTICLE IIIREPRESENTATIONS AND WARRANTIES OF US AIRWAYS
Section 3.01Corporate Organization and Qualification
Section 3.02Authorization; Valid and Binding
Section 3.03Consents; No Conflicts
Section 3.04Court Orders
Section 3.05Assets to be Conveyed
Section 3.06Financial Advisors and Brokers
Section 3.07Regulatory Status

ARTICLE IVREPRESENTATIONS AND WARRANTIES OF REPUBLIC
Section 4.01Corporate Organization
Section 4.02Authorization; Valid and Binding
Section 4.03Consents; No Conflicts
Section 4.04Financial Advisors and Brokers

ARTICLE VSALE AND LEASE BACK OF OWNED AIRCRAFT
Section 5.01Agreement to Sell and Lease Back
Section 5.02Conditions to Republic’s Obligations
(a)Inspection
(b)Secured Loan Documents
(c)ATSB Lien Release
(d)Violation of Law
(e)Representations, Warranties and Covenants
(f)No Material Default
(g)No Event of Loss
(h)Title
(i)Certification
(j)Filing
(k)No Proceedings
(l)Governmental Action
(m)Opinions
(n)Other Aircraft
(o)Slots Option
(p)Supplemental Order
(q)GECAS Letter
Section 5.03Conditions to US Airways’ Obligations
(a)Secured Loan Documents
(b)Violation of Law
(c)Representations, Warranties and Covenants
(d)No Event of Loss
(e)Filing
(f)Governmental Action
(g)Opinions
(h)Other Aircraft
(i)Purchase Price
(j)GECAS Letter
Section 5.04Limitation on Warranties
Section 5.05Representations and Warranties of US Airways
Section 5.06Representations and Warranties of Republic
Section 5.07Closing
Section 5.08Taxes

ARTICLE VIASSIGNMENT OF LEASED AIRCRAFT
Section 6.01Agreement to Assign and Assume Leases
Section 6.02Conditions to Republic’s Obligations
(a)Inspection
(b)Lease Documents
(c)ATSB Lien Release
(d)Violation of Law
(e)Representations, Warranties and Covenants
(f)No Material Default
(g)Investment Agreement
(h)No Event of Loss
(i)Certification
(j)Filing
(k)No Proceedings
(l)Governmental Action
(m)Opinions
(n)Other Aircraft
Section 6.03Conditions to US Airways’ Obligations
(a)Lease Document Assignment
(b)Violation of Law
(c)Representations, Warranties and Covenants
(d)No Event of Loss
(e)Filing
(f)Governmental Action
(g)Opinions
Section 6.04Limitation on Warranties
Section 6.05Representations and Warranties of US Airways
Section 6.06Representations and Warranties of Republic
Section 6.07Closing
Section 6.08Taxes

ARTICLE VIISALE OF ITEMS OF EQUIPMENT
Section 7.01Agreement to Sell Other Equipment
Section 7.02Conditions to Republic’s Obligations
(a)Inspection
(b)Violation of Law
(c)Representations, Warranties and Covenants
(d)No Material Default
(e)No Event of Loss
(f)Title
(g)Certification
(h)IP Consents
(i)Warranty Provider Consents.
(j)No Proceedings
(k)Governmental Action
(l)Opinions
(m)Other Closings
(n)ATSB Lien Release.
(o)Door Trainer
(p)Simulator Maintenance Agreement
Section 7.03Conditions to US Airways’ Obligations
(a)Violation of Law
(b)Representations, Warranties and Covenants
(c)No Event of Loss
(d)Governmental Action
(e)Opinions
(f)Other Aircraft
(g)ATSB Lien Release.
(h)Purchase Price
Section 7.04Limitation on Warranties
Section 7.05Representations and Warranties of US Airways
Section 7.06Closing
Section 7.07Taxes

ARTICLE VIII[Intentionally omitted.]

ARTICLE IXINSPECTION
Section 9.01Inspection of Aircraft
Section 9.02Inspection of Items of Equipment
Section 9.03Republic’s Indemnities
Section 9.04US Airways’ Indemnities

ARTICLE XADDITIONAL COVENANTS
Section 10.01Assignment of Certain Rights
Section 10.02Satisfaction of Conditions
Section 10.03Pre-Closing Conduct
Section 10.04Transfer to Republic Airline
Section 10.05New Jet Service Agreement
Section 10.06Preferential Hiring

ARTICLE XITERMINATION
Section 11.01Termination of Agreement
Section 11.02Effect of Termination

ARTICLE XIIMISCELLANEOUS
Section 12.01Fees and Expenses
Section 12.02Survival of Representations and Warranties
Section 12.03Specific Performance
Section 12.04No Third-Party Beneficiaries
Section 12.05Notices
Section 12.06Entire Agreement; Amendment
Section 12.07Counterparts
Section 12.08Governing Law
Section 12.09Further Assurances
Section 12.10Successors and Assigns

Exhibits

Exhibit A Secured Loan Assignment
Exhibit B Lease Documents Assignment
Exhibit C Aircraft Bill of Sale
Exhibit D Equipment Bill of Sale
Exhibit E Delivery Receipt
Exhibit F Temporary Lease
Exhibit G Supplemental Order

Schedules

Schedule 1 Accounts for Payments
Schedule 2 Owned Aircraft
Schedule 3 Leased Aircraft
Schedule 4 Aircraft Delivery Conditions
Schedule 5 Aircraft Documents
Schedule 6 Secured Loan Documents
Schedule 7 Secured Loan Documents Amendments
Schedule 8 Lease Documents
Schedule 9 Lease Documents Amendments
Schedule 10 Simulator Spare Parts
Schedule 11 Simulator
Schedule 12 Door Trainer
Schedule 13 Spare Parts
Schedule 14 Equipment Delivery Conditions
Schedule 15 Equipment Documents
Schedule 16 IP Parties
Schedule 17 Transfers to Republic Airline
Schedule 18 GECAS Letter

GLOBAL AIRCRAFT TRANSACTION AGREEMENT

GLOBAL AIRCRAFT TRANSACTION AGREEMENT (this “Agreement”), dated as of September 21, 2005, between Republic Airways Holdings Inc., a Delaware corporation (“Republic”), and US Airways, Inc., a Delaware corporation (including, as the context may require, on or after the Effective Date, as reorganized pursuant to the Bankruptcy Code) (“US Airways”).

W I T N E S S E T H:

WHEREAS, on September 12, 2004, US Airways Group, Inc. (the “Company”) and certain of its Subsidiaries (including US Airways) (together with the Company, the “Debtors”) filed voluntary petitions (the “Cases”) for protection under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the “Bankruptcy Court”), to enable the Debtors to be restructured pursuant to one or more plans of reorganization (collectively, the “Plan”);

WHEREAS, the Debtors have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

WHEREAS, pursuant to the Investment Agreement, dated as of March 15, 2005, among the parties hereto, the Company and Wexford Capital LLC (the “Investment Agreement”), the parties agreed, among other things, to enter into certain transactions with respect to the Aircraft;

WHEREAS, the parties hereto have prepared this Agreement to provide for the implementation of the “Republic Aircraft Transaction” (as defined in the Investment Agreement); and

WHEREAS, pursuant to the Omnibus Order, US Airways has received all necessary approvals of the Bankruptcy Court to execute, deliver and perform its obligations under this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person, where “control” (including the terms “controlling,”“controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, that when used with respect to the Company, “Affiliate” shall not include Retirement Systems of Alabama Holdings LLC or any entity that would be deemed an Affiliate of the Company solely by virtue of Retirement Systems of Alabama Holdings LLC being a stockholder in the Company.

“Agreement” has the meaning set forth in the preamble hereto.

“Aircraft” means the Owned Aircraft and the Leased Aircraft.

“Aircraft Bill of Sale” means, in the case of any Owned Aircraft, a bill of sale substantially in the form of Exhibit C completed with information with respect to such Owned Aircraft.

“Aircraft Delivery Conditions” has the meaning set forth on Schedule 4.

“Aircraft Documents” means, with respect to any Aircraft, the documents listed on Schedule 5 with respect to such Aircraft and, to the extent not included on such Schedule, all technical data, manuals and log books, all inspection, modification and overhaul records and all service, repair, maintenance and technical records that are required by the FAA to be maintained with respect to such Aircraft.

“Aircraft Transaction Agreements” means (i) this Agreement, (ii) the Secured Loan Assignment, the FAA Bill of Sale, the Aircraft Bill of Sale and the Temporary Lease with respect to each Owned Aircraft, (iii) the Lease Documents Assignment with respect to each Leased Aircraft and (iv) the Equipment Bill of Sale and each Warranty Assignment with respect to each Item of Equipment and, in the case of the Simulator, the CAE License Assignment. For the avoidance of doubt, each of the foregoing Aircraft Transaction Agreements is an “Aircraft Transaction Agreement” for purposes of the Existing Jet Service Agreement and the New Jet Service Agreement.

“Aircraft Transactions” means (i) each sale and lease back of an Owned Aircraft pursuant to Article V, (ii) each assignment and assumption of the Lease Documents for a Leased Aircraft pursuant to Article VI and (iii) each sale of an Item of Equipment pursuant to Article VII.

“ATSB” means the Air Transportation Stabilization Board.

“ATSB Lien Release” means, with respect to any Aircraft, Lease Document or Item of Equipment, a release of such Aircraft, Lease Document or Item of Equipment from the Lien thereon granted under the ATSB Loan Agreement (as defined in the Investment Agreement).

“Bankruptcy Code” has the meaning set forth in the recitals hereto.

“Bankruptcy Court” has the meaning set forth in the recitals hereto.

“Batch” means one or more Spare Parts with an aggregate Purchase Price not less than $[*] or, if less, all remaining Spare Parts.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions of the State of New York are authorized or required by law or executive order to close.

“CAE License” means the License Agreement for the EMB 170 CAE Simfinity VSIM and IPT, dated March 23, 2004, between CAE Inc. and US Airways.

“CAE License Assignment” means an assignment agreement, between US Airways, as assignor, and the Republic Designee that is the purchaser of the Simulator, as assignee, assigning to such Republic Designee all right, title and interest of US Airways in the CAE License (as originally in effect without any amendment or modification) and providing for the agreement of the applicable Republic Designee to assume US Airways’ obligation to pay to CAE Inc. $[*], as part of the consideration for the purchase of the Simulator, in form and substance reasonably satisfactory to US Airways and Republic.

“Call Option” has the meaning set forth in Section 5.01(c).

“Cases” has the meaning set forth in the recitals hereto.

“Certificated Air Carrier” means a Citizen of the United States holding an air carrier operating certificate issued pursuant to Chapter 447 of Title 49 of the United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of 11 U.S.C. §1110 or any analogous successor provision of the Bankruptcy Code.

“Chapter 11” means Chapter 11 of the Bankruptcy Code.

“Chautauqua” means Chautauqua Airlines, Inc., an Indiana corporation.

“Citizen of the United States” has the meaning given to such term in Section 40102(a)(15) of the Transportation Code.

“Closing” means, with respect to any Aircraft Transaction, the consummation of such Aircraft Transaction in accordance with the terms of this Agreement.

“Closing Date” means, in the case of any Closing, the date on which such Closing is consummated.

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“Company” has the meaning set forth in the recitals hereto.

“Debtors” has the meaning set forth in the recitals hereto.

“Delivery Conditions” means the Aircraft Delivery Conditions and the Equipment Delivery Conditions.

“Delivery Receipt” means, in the case of any Aircraft, a Delivery Receipt substantially in the form of Exhibit E completed with information with respect to such Aircraft.

“Door Trainer” means the Embraer ERJ-170 cabin door training device and related parts described on Schedule 12.

“DOT” means the U.S. Department of Transportation.

“Effective Date” means the effective date of the Plan.

“Embraer” means Embraer-Empresa Brasileira de Aeronáutica S.A.

“Equipment Bill of Sale” means, in the case of any Item of Equipment, a bill of sale substantially in the form of Exhibit D completed with information with respect to such Item of Equipment or, in the case of the Door Trainer, a bill of sale conveying US Airways’ interest in the Door Trainer in form and substance reasonably satisfactory to Republic.

“Equipment Delivery Conditions” means, with respect to any Item of Equipment, the delivery conditions set forth on Schedule 14 for such Item of Equipment.

“Equipment Documents” means, with respect to any Item of Equipment, the documents described on Schedule 15 with respect to such Item of Equipment.

“Event of Loss” means, with respect to any Aircraft, Related Engine or Item of Equipment, any of the following circumstances, conditions or events with respect to such property, arising for any reason whatsoever:

(a) the destruction of such property, damage to such property beyond economic repair or rendition of such property permanently unfit for normal use by a commercial passenger airline;

(b) the actual or constructive total loss of such property or any damage to such property, or requisition of title or use of such property, which results in an insurance settlement with respect to such property on the basis of a total loss or constructive or compromised total loss;

(c) any theft, hijacking or disappearance of such property for a period of 180 consecutive days or more;

(d) any seizure, condemnation, confiscation, taking or requisition (including loss of title) of such property by any Government Authority or purported Government Authority for a period exceeding 180 consecutive days; or

(e) as a result of any law, rule, regulation, order or other action by the FAA, or by any Government Authority otherwise having jurisdiction over the operation or use of such property, the use of such property in the normal course of business for passenger air transportation is prohibited for a period of 180 consecutive days.

“Existing Jet Service Agreement” means the Amended and Restated Chautauqua Jet Service Agreement, dated April 20, 2005, between Chautauqua and US Airways.

“Existing Lease” means, in the case of any Leased Aircraft, the Lease Agreement listed on Schedule 8 with respect to such Leased Aircraft.

“Existing Security Release” means, in the case of any Owned Aircraft, a release of such Owned Aircraft and other collateral from the Lien securing the Secured Loan Documents with respect to such Owned Aircraft, duly executed by the Security Trustee, in form and substance reasonably acceptable to Republic and US Airways.

“FAA” means Federal Aviation Administration.

“FAA Bill of Sale” means a bill of sale on AC Form 8050-2 (or such other form as may be approved by the FAA), in the case of an Owned Aircraft, dated the Closing Date for such Owned Aircraft and executed by US Airways in favor of Republic Airline.

“FAA Counsel” means Daugherty, Fowler, Peregrin, Haught & Jenson or, if not available, other special counsel in Oklahoma City, Oklahoma, designated by Republic.

“FAA Filed Documents” means (i) with respect to any Owned Aircraft, the FAA application for registration of such Owned Aircraft in the name of Republic Airline on AC Form 8050-1 or such other form approved by the FAA, and the FAA Bill of Sale, the New Security Agreement, the Existing Security Release and the Temporary Lease for such Owned Aircraft and (ii) with respect to any Leased Aircraft, the Lease Amendment and Lease Documents Assignment for such Leased Aircraft.

“Final Order” means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Cases or the docket of any other court of competent jurisdiction, that has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek certiorari or move for a new trial, reargument or rehearing has expired, and no appeal or petition for certiorari or other proceedings for a new trial, reargument or rehearing has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been timely filed has been withdrawn or resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought or the new trial, reargument or rehearing shall have been denied or resulted in no modification of such order.

“GAAP” means U.S. generally accepted accounting principles as in effect at the relevant time or for the relevant period.

“GE” means the General Electric Company, a New York corporation.

“GECAS Letter” means the letter agreement between Republic and the Owner Participants with respect to the Leased Aircraft attached hereto as Schedule 18.

“Governmental Authority” means any national, federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government.

“Investment Agreement” has the meaning set forth in the recitals hereto.

“IP Consent” means a written consent of each IP Party, in form and substance reasonably satisfactory to Republic, to the purchase of the Simulator by the applicable Republic Designee and the use by the applicable Republic Designee of the intellectual property owned by or licensed to such IP Party arising from the use by the applicable Republic Designee of the Simulator (including, in the case of CAE Inc., a consent to the CAE License Assignment), without charge or further obligation of the applicable Republic Designee (except as provided in the CAE License or the CAE License Assignment).

“IP Parties” means each Person listed on Schedule 16.

“Items of Equipment” means the Simulator, the Simulator Spare Parts, the Door Trainer and the Spare Parts. For the avoidance of doubt, each of the Simulator Spare Parts, the Spare Parts and any Batch shall, collectively, be deemed a single “Item of Equipment”, as that term is used herein.

“Law” means any law, treaty, statute, ordinance, code, rule or regulation of a Governmental Authority or judgment, decree, order, writ, award, injunction or determination of an arbitrator or court or other Governmental Authority.

“Lease Amendment” means, in the case of any Leased Aircraft, the amendment to the Existing Lease for such Leased Aircraft, between the Lessor and the applicable Republic Designee, attached as Schedule 9.

“Leased Aircraft” means each of the fifteen (15) Embraer ERJ 170-100 aircraft listed on Schedule 3.

“Lease Documents” means, in the case of any Leased Aircraft, the documents listed on Schedule 8 with respect to such Leased Aircraft, but (notwithstanding Section 1.02(d)) excluding any amendment, modification or supplement to any such document that is not listed on such Schedule.

“Lease Documents Amendments” means, in the case of any Leased Aircraft, the Lease Amendment and the amendments to the other Lease Documents attached as Schedule 9.

“Lease Documents Assignment” means, in the case of any Leased Aircraft, the Leased Aircraft Assignment Agreement among Lessor, the Owner Participant, US Airways, as assignor, the Company and the applicable Republic Designee, as assignee, assigning US Airways’ rights, duties and obligations under the Lease Documents with respect to such Leased Aircraft to the applicable Republic Designee, substantially in the form of Exhibit B.

“Lender” means, in the case of any Owned Aircraft, the Person listed on Schedule 6 as the Lender under the Secured Loan Documents with respect to such Owned Aircraft.

“Lessor” means, in the case of any Leased Aircraft, the “Lessor” as defined in the Lease Documents for such Leased Aircraft as of the Closing for such Leased Aircraft.

“Lien” means any mortgage, pledge, hypothecation, encumbrance, lien (statutory or other), charge, claim, lease or preferential arrangement of any kind or nature whatsoever.

“Maintenance Program” means US Airways’ FAA-approved maintenance program applicable to Embraer ERJ 170 aircraft.

“Material Adverse Effect” means any condition, circumstance or event or series of conditions, circumstances or events that, individually or in the aggregate, has had or could reasonably be expected to have (a) a material adverse effect on the condition (financial or otherwise), properties, assets, business, results of operations or prospects of the Company and its Subsidiaries taken as a whole, or (b) could reasonably be expected to prevent or limit or restrict in any material respect US Airways, Republic or any Republic Designee from performing their respective obligations hereunder or under any of the Aircraft Transaction Agreements to which it is a party or consummating any of the transactions hereunder or thereunder.

“Material Breach” means (i) with respect to US Airways, the failure by US Airways to sell to Republic Airline and to lease back any Owned Aircraft, to assign any Lease Documents and deliver the related Leased Aircraft to the applicable Republic Designee, or to sell and deliver to the applicable Republic Designee any Item of Equipment, in each case when required to do so under and in accordance with the terms of this Agreement, the occurrence of any “Event of Default” (as defined in a Temporary Lease) or any other breach by US Airways of any representation, warranty, covenant or agreement contained in this Agreement or the Investment Agreement, which breach is materially adverse to the interests, obligations, rights or benefits of Republic or any Republic Designee with respect to any Aircraft Transaction and (ii) with respect to Republic, the failure by Republic to cause Republic Airline to purchase and lease back to US Airways any Owned Aircraft and to assume the existing debt on any Owned Aircraft pursuant to the applicable Secured Loan Assignment, to cause the applicable Republic Designee to assume any Lease Documents, or to cause the applicable Republic Designee to purchase any Item of Equipment, in each case when required to do so under and in accordance with the terms of this Agreement, or any other breach by Republic of any representation, warranty, covenant or agreement contained in this Agreement or the Investment Agreement, which breach is materially adverse to the interests, obligations, rights or benefits of US Airways with respect to any Aircraft Transaction.

“Material Default” means, with respect to any specified agreement or document, a “Material Breach” (as defined in such agreement or document) with respect to US Airways or, in the case of the Existing Jet Services Agreement or New Jet Services Agreement, a default or breach by US Airways that entitles Chautauqua or Republic Airline, respectively, to terminate such agreement.

“New Jet Service Agreement” means the Republic Jet Service Agreement, dated as of September 2, 2005, between US Airways and Republic Airline.

“New Security Agreement” means, with respect to an Owned Aircraft, the Aircraft Security Agreement between Republic Airline and the Security Trustee entered into at the Closing for such Owned Aircraft.

“Omnibus Order” means the Final Order of the Bankruptcy Court, dated March 31, 2005 authorizing the Company and its Subsidiaries to enter into and execute definitive documents to implement the terms of the Investment Agreement under Sections 105, 363, 364 and 365 of the Bankruptcy Code and applicable Bankruptcy Rules.

“Owned Aircraft” means each of the ten (10) Embraer ERJ 170-100 aircraft listed on Schedule 2.

“Owner Participant” means, in the case of any Leased Aircraft, the Person defined as the “Owner Participant” pursuant to the Lease Documents for such Leased Aircraft as of the Closing for such Leased Aircraft.

“Person” means any individual, corporation, company, association, partnership, limited liability company, joint venture, trust, unincorporated organization, or Governmental Authority.

“Plan” has the meaning set forth in the recitals hereto.

“Postpetition,” when used with respect to any agreement, instrument or any obligation arising thereunder, any claim or proceeding or any other matter, means an agreement or instrument that was first entered into or first became effective, an obligation, claim or proceeding that first arose or was first instituted, or another matter that first occurred, after the commencement of the Cases.

“Purchase Price” means [*].

“Related Engines” means, in the case of any Owned Aircraft or Leased Aircraft, the engines with the manufacturer’s serial numbers listed in the column “Related Engines” on Schedule 2 or 3, respectively, with respect to such Aircraft or, in the case of any Leased Aircraft, if any “Replacement Engine” has been substituted for a Related Engine in accordance with the terms of the applicable Lease Documents, then such “Replacement Engine” in lieu of such listed engine.

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“Republic” has the meaning set forth in the preamble hereto.

“Republic Airline” means Republic Airline Inc., an Indiana corporation.

“Republic Designee” means (i) in the case of any Aircraft Transaction pursuant to Article V, Republic Airline, (ii) in the case of any Aircraft Transaction pursuant to Article VI, a wholly owned Subsidiary of Republic that is a Certificated Air Carrier, and (iii) in the case of any Aircraft Transaction pursuant to Article VII, any Person designated by Republic by written notice to US Airways given at least five Business Days before the Closing for such Aircraft Transaction (it being understood that there may be different Republic Designees for different Aircraft Transactions pursuant to Articles VI and VII).

“Republic Material Adverse Effect” means any condition, circumstance or event or series of conditions, circumstances or events that, individually or in the aggregate, has had or could reasonably be expected to have (a) a material adverse effect on the condition (financial or otherwise), properties, assets, business, results of operations or prospects of Republic and its Subsidiaries taken as a whole, or (b) could reasonably be expected to prevent or limit or restrict in any material respect US Airways, Republic or any Republic Designee from performing their respective obligations hereunder or under any of the Aircraft Transaction Agreements to which it is a party or consummating any of the transactions hereunder or thereunder.

“Secured Loan Assignment” means, in the case of any Owned Aircraft, the Secured Loan Assignment Agreement among the Lender for such Owned Aircraft, the Security Trustee, US Airways, as assignor, the Company and Republic Airline, as assignee, assigning US Airways’ rights and obligations under the Secured Loan Documents for such Owned Aircraft to Republic Airline, substantially in the form of Exhibit A.

“Secured Loan Documents” means, with respect to any Owned Aircraft, the documents listed on Schedule 6 with respect to such Owned Aircraft, but (notwithstanding Section 1.02(d)) excluding any amendment, modification or supplement to any such document that is not listed on such Schedule.

“Secured Loan Documents Amendments” means, in the case of any Owned Aircraft, the amended and restated loan agreement described in Schedule 7.

“Security Trustee” means, in the case of any Owned Aircraft, Wilmington Trust Company, as the “Security Trustee” under the Secured Loan Documents or New Security Agreement for such Owned Aircraft.

“Simulator” means the Embraer ERJ 170 Level D full motion simulator and related parts described on Schedule 11.

“Simulator Maintenance Agreement” means an agreement between US Airways and the applicable Republic Designee setting forth the terms and conditions under which, for a period of time after the Closing for the Simulator to be agreed between Republic and US Airways, the Simulator and Simulator Spare Parts will be located at their current US Airways facility and maintained by US Airways.

“Simulator Spare Parts” means the spare parts for the Simulator listed on Schedule 10.

“Slot/Gate Transaction Agreements” has the meaning set forth in the Slot Option Agreement.

“Slot Option Agreement” means the Slot Option Agreement, dated as of the date hereof, between Republic and US Airways.

“Slots Option” means the option to purchase the slots set forth in the Slot Option Agreement.

“Spare Parts” means the spare parts and tooling equipment described on Schedule 13.

“Specified Aircraft Transaction Agreements” means (i) this Agreement, (ii) the Temporary Leases, (iii) the Secured Loan Assignments and (iv) the Lease Documents Assignments.

“Subsidiary” means as to any Person, any other Person of which more than fifty percent (50%) of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect more than fifty percent (50%) of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

“Supplemental Order” shall mean an order of the Bankruptcy Court entered on the docket in the Cases in the form of Exhibit G.

“Taxes” means any and all present or future sales, use, value added, property, ad valorem, franchise or other taxes, licenses, customs, inspection or other fees, bonds, permits or certificates assessed or levied by any Governmental Authority.

“Temporary Lease” means, with respect to any Owned Aircraft, the lease in substantially the form of Exhibit F hereto between Republic Airline, as lessor, and US Airways, as lessee, together with Lease Supplement No. 1 thereto, entered into at the Closing for such Owned Aircraft.

“Transaction Documents” has the meaning provided in the Investment Agreement.

“Transactions” has the meaning provided in the Investment Agreement.

“Transportation Code” means Title 49 of the United States Code which, among other things, recodified and replaced the Federal Aviation Act of 1958, and the regulations promulgated thereunder.

“US Airways” has the meaning set forth in the preamble hereto.

“Warranty Assignment” has the meaning set forth in Section 7.06(a)(ii)(A)(2).

“Warranty Provider” means each Person identified as a Warranty Provider on Schedule 11 with respect to the Simulator.

“Warranty Provider Consents” has the meaning set forth in Section 7.02(i).

Section 1.02 Interpretive Provisions.

Unless otherwise expressly provided, the following shall apply in interpreting the provisions of this Agreement:

(a) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, subsection, Annex, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) References to any Person shall include such Person’s successors and permitted assigns subject to any limitations provided for herein.

(d) References to agreements shall include such agreements as amended, modified or supplemented.

(e) References to any Law shall include such Law as amended, modified, supplemented, substituted, reissued or reenacted from time to time.

(f) The words “including,”“including, without limitation,”“including, but not limited to,” and terms or phrases of similar import, with respect to any matter or thing, mean including without limitation such matter or thing.

(g) Headings used in this Agreement are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.

ARTICLE II

CLOSINGS

Section 2.01 Closing for each Transaction. The Closing for each Aircraft Transaction shall take place, subject to satisfaction or waiver of the conditions applicable to such Aircraft Transaction, at the offices of Vedder, Price, Kaufman & Kammholz, P.C., 805 Third Avenue, New York, New York 10022, if such Closing is scheduled for the same day as the Closing of the Slots Option, and otherwise at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York 10004, in each case at 10:00 a.m., New York City time, on the Closing Date scheduled for such Closing pursuant to this Agreement, or at such other time and place as the parties may agree.

Section 2.02 Delay of Closing. If the conditions to either party’s obligations to effect a Closing with respect to an Aircraft Transaction shall not have been satisfied or waived by it on the applicable scheduled Closing Date (or on any subsequent Closing Date to which such Closing has been adjourned), either party may adjourn the Closing, by written notice given to the other party on such attempted Closing Date, to such date as the parties shall agree, or if the parties shall not have agreed, to the Business Day next following the 30th day after the originally scheduled Closing Date for such Closing, provided that if a Closing for an Aircraft Transaction shall not have occurred on or before such Business Day, such Aircraft Transaction shall be terminated, although any such termination shall not relieve either party from any liability for breach of its obligations hereunder.

Section 2.03 Payments. Any payment required to be made by any party to another at a Closing shall be to the payee’s account set forth in Schedule 1 hereto (or such other account in the continental United States as such payee shall designate by written notice to the payor given not less than two Business Days prior to the applicable Closing Date) by wire transfer of immediately available funds.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF US AIRWAYS

US Airways hereby represents and warrants to Republic as follows:

Section 3.01 Corporate Organization and Qualification. US Airways is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, pursuant to Sections 1107 and 1108 of the Bankruptcy Code and the orders of the Bankruptcy Court has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, does not result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

Section 3.02 Authorization; Valid and Binding. The execution, delivery and performance by US Airways of the Aircraft Transaction Agreements to which US Airways is or will be a party and the consummation by US Airways of the transactions contemplated thereby are within the corporate powers of US Airways and have been duly authorized by all necessary corporate and, if required, stockholder action of US Airways. This Agreement has been duly authorized, executed and delivered by US Airways and constitutes the legal, valid and binding obligation of US Airways, enforceable in accordance with its terms.

Section 3.03 Consents; No Conflicts. The execution, delivery and performance by US Airways of the Aircraft Transaction Agreements to which US Airways is or will be a party (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect (including, without limitation, the Omnibus Order) and except (A) where failure to obtain such consent, approval, registration, filing or other action has not had a Material Adverse Effect, (B) in the case of any Aircraft Transaction Agreement, any normal periodic and other reporting requirements under the Transportation Code and the regulations promulgated thereunder and the applicable rules and regulations of the FAA, in each case to the extent required to be given or obtained only after the date of this Agreement, (C) the consent of the ATSB to the transactions contemplated by Article VII, which has been obtained and is in full force and effect, (D) in the case of the Closing for any Item of Equipment, receipt of the ATSB Lien Release with respect to such Item of Equipment, (E) the filing with the FAA of the FAA Filed Documents and the filing of UCC financing statements (and continuation statements with respect thereto) pursuant to the UCC relating to each Aircraft Transaction (other than with respect to the Items of Equipment) and (F) in the case of the Closing for any Owned Aircraft or Leased Aircraft, the entry of the Supplemental Order by the Bankruptcy Court, (ii) does not violate any applicable Law or the charter, bylaws or other organizational documents of US Airways, (iii) will not violate or result in a default under any Postpetition agreement or Postpetition loan agreement or any other Postpetition indebtedness agreement or instrument of indebtedness binding upon US Airways or its assets except where such default or violation has not had a Material Adverse Effect and (iv) does not and will not result in the creation or imposition of any Lien on any assets or properties of US Airways.

Section 3.04 Court Orders. The performance of any action by US Airways required or contemplated by this Agreement or any other Aircraft Transaction Agreement to which US Airways is or will be a party is not restrained or enjoined by any order of the Bankruptcy Court or by any Governmental Authority (either temporarily, preliminarily or permanently).

Section 3.05 Assets to be Conveyed. US Airways has good title to each Owned Aircraft and each Item of Equipment (except for the Door Trainer and except, in the case of the Simulator, for the rights of the IP Parties duly licensed to US Airways), provided that [*]. US Airways has a valid leasehold interest in each Leased Aircraft. The information set forth on Schedules 2 (excluding the information under the caption “Equity Value”), 3, 10, 11, 12 and 13 with respect to the Owned Aircraft, Leased Aircraft and Items of Equipment is true and accurate. All Persons who have provided warranties to US Airways with respect to the Simulator are correctly listed under the caption “Warranty Providers” on Schedule 11, and no Person has provided warranties to US Airways with respect to the Door Trainer. The Equipment Documents listed on Schedule 15 constitute all documentation provided by the manufacturer of the Simulator or of the Door Trainer to US Airways that is reasonably required for the assembly, use, operation, maintenance or repair of such Item of Equipment.

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* Confidential

Section 3.06 Financial Advisors and Brokers. Except for Seabury Aviation Advisors LLC and/or its Affiliates (“Seabury”), no Person has acted, directly or indirectly, as a broker, finder or financial advisor of US Airways in connection with the Aircraft Transactions, and except for Seabury (whose fees and expenses shall not be the responsibility of Republic or any of its Affiliates, except as provided in Section 2(k) of Exhibit B to the Investment Agreement), no Person acting for or on behalf of US Airways is entitled to receive any broker’s, finder’s or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of US Airways with respect to the Aircraft Transactions.

Section 3.07 Regulatory Status. US Airways is not (i) an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 or (ii) a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935. US Airways is a Certificated Air Carrier.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF REPUBLIC

Republic represents and warrants to US Airways as follows:

Section 4.01 Corporate Organization. Republic is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware.

Section 4.02 Authorization; Valid and Binding. The execution, delivery and performance by Republic of the Aircraft Transaction Agreements to which Republic is or will be a party and the consummation by Republic of the transactions contemplated thereby are within Republic’s corporate powers and have been duly authorized by all necessary corporate action of Republic. This Agreement has been duly authorized, executed and delivered by Republic and constitutes the legal, valid and binding obligation of Republic, enforceable in accordance with its terms.

Section 4.03 Consents; No Conflicts. The execution, delivery and performance by Republic of the Aircraft Transaction Agreements to which Republic is or will be a party (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except (A) where failure to obtain such consent, approval, registration, filing or other action has not had a Republic Material Adverse Effect, (B) in the case of any Aircraft Transaction Agreement, any normal periodic and other reporting requirements under the Transportation Code and the regulations promulgated thereunder and the applicable rules and regulations of the FAA, in each case to the extent required to be given or obtained only after the date hereof and (C) the filing with the FAA of the FAA Filed Documents and the filing of UCC financing statements (and continuation statements with respect thereto) pursuant to the UCC relating to each Aircraft Transaction (other than with respect to the Items of Equipment), and (ii) will not violate any applicable Law or the charter, bylaws or other organizational documents of Republic.

Section 4.04 Financial Advisors and Brokers. Other than Affiliates of Republic, no Person has acted directly or indirectly as a broker, finder or financial advisor of Republic in connection with the Aircraft Transactions, and, other than fees that may be payable to Affiliates of Republic (whose fees and expenses shall not be the responsibility of US Airways or any of its Affiliates), no Person acting for or on behalf of Republic is entitled to receive any broker’s, finder’s or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of Republic with respect to the Aircraft Transactions.

ARTICLE V

SALE AND LEASE BACK OF OWNED AIRCRAFT

Section 5.01 Agreement to Sell and Lease Back.

(a) US Airways agrees to sell, and Republic agrees to cause Republic Airline to buy and lease back to US Airways, each of the Owned Aircraft, on the terms and subject to the conditions set forth herein.

(b) If US Airways shall have exercised the Slots Option, the Closing Date for each Owned Aircraft shall be scheduled to be held on the same date as the closing of the Slots Option (subject to delay as provided in Section 2.02).

(c) If the Effective Date occurs or the Investment Agreement is terminated (other than pursuant to Section 9.01(c) of the Investment Agreement) in either case without the Slots Option having been exercised pursuant to the Slot Option Agreement, then Republic shall have the option (the “Call Option”), exercisable by written notice to US Airways given within 30 days after the earlier of the Effective Date and such termination, to cause Republic Airline to purchase (subject to the terms and conditions of this Agreement) each Owned Aircraft on the Business Day next following the 30th day after such notice is given (or such other day as US Airways and Republic shall agree).

(d) Republic and US Airways agree to cooperate in closing the sale of each Owned Aircraft while it is located in a jurisdiction that will eliminate all Taxes arising from such sale to Republic, Republic Airline and US Airways.

Section 5.02 Conditions to Republic’s Obligations. Republic’s obligations hereunder to cause Republic Airline to consummate the purchase of any Owned Aircraft shall be subject to the satisfaction or waiver by Republic at the Closing for such Owned Aircraft of each of the conditions set forth below:

(a) Inspection. Republic shall have completed its inspection of such Owned Aircraft and related Aircraft Documents under Section 9.01 and they shall satisfy the Aircraft Delivery Conditions.

(b) Secured Loan Documents. Lender with respect to such Owned Aircraft and the applicable Security Trustee shall have duly executed and delivered to Republic Airline the Secured Loan Assignment and Secured Loan Documents Amendments with respect to such Owned Aircraft, the applicable Security Trustee shall have duly executed and delivered to Republic the New Security Agreement and the Existing Security Release with respect to such Owned Aircraft, and each of the foregoing shall be in full force and effect, subject to execution and delivery by US Airways, the Company and Republic Airline to the extent contemplated thereby.

(c) ATSB Lien Release. Republic shall have received a duly executed copy of the ATSB Lien Release with respect to such Owned Aircraft, which shall be in full force and effect.

(d) Violation of Law. After the date of this Agreement, no change shall have occurred in any applicable Law and no judgment, decree, order, writ, award, injunction or determination by any Governmental Authority shall have been issued that makes it a violation of Law for Republic Airline to purchase such Owned Aircraft or for Republic or Republic Airline otherwise to perform its obligations under this Article V at the Closing for such Owned Aircraft.

(e) Representations, Warranties and Covenants. The representations and warranties of US Airways set forth in Article III and Section 5.05 of this Agreement shall be true and accurate as of the Closing Date for such Owned Aircraft (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date), US Airways shall have performed and observed in all material respects all of its covenants, obligations and agreements in this Agreement to be observed or performed by it at or prior to the Closing for such Owned Aircraft, and US Airways shall have delivered to Republic and Republic Airline a certificate signed by a duly authorized officer of US Airways, dated as of the Closing Date for such Owned Aircraft, confirming the foregoing.

(f) No Material Default. On the Closing Date for such Owned Aircraft, no event shall have occurred and be continuing, or would result from the sale of such Owned Aircraft or the other transactions contemplated by this Article V, which constitutes a Material Default under any Slot/Gate Transaction Agreement, the Existing Jet Service Agreement, the New Jet Services Agreement or any Aircraft Transaction Agreement.

(g) No Event of Loss. No Event of Loss with respect to such Owned Aircraft or any Related Engine shall have occurred and no circumstance or condition shall exist that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss with respect to such Owned Aircraft or any Related Engine.

(h) Title. Republic Airline shall have good title (subject to filing and recordation of the FAA Bill of Sale with respect to such Owned Aircraft with the FAA) to such Owned Aircraft, free and clear of Liens, except the Liens created by the New Security Agreement and the Temporary Lease applicable to such Owned Aircraft.

(i) Certification. Such Owned Aircraft shall have been duly certificated by the FAA as to type and airworthiness, such certification shall be in full force and effect and Republic shall have received a copy of the current, valid Standard Certificate of Airworthiness for such Owned Aircraft duly issued by the FAA.

(j) Filing. On the Closing Date for such Owned Aircraft, the FAA Filed Documents with respect to such Owned Aircraft shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Transportation Code.

(k) No Proceedings. No action or proceeding shall have been instituted, nor shall any action be threatened, before any Government Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Authority, to set aside, restrain, enjoin or prevent the completion and consummation of all or any part of this Agreement or any Aircraft Transaction.

(l) Governmental Action. All appropriate action required to have been taken at or prior to the Closing for such Owned Aircraft by any Government Authority (including the Bankruptcy Court) in connection with the transactions contemplated by Article V to occur at such Closing shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect as of the Closing for such Owned Aircraft in connection with the transactions contemplated by Article V to occur at such Closing shall have been issued and shall be in full force and effect.

(m) Opinions. Republic and Republic Airline shall have received the following opinions of counsel, dated as of the Closing Date for such Owned Aircraft, in form and substance reasonably satisfactory to Republic:

(i) an opinion of Vedder, Price, Kaufman & Kammholz, P.C., special counsel to US Airways;

(ii) an opinion of in-house counsel of US Airways; and

(iii) an opinion of FAA Counsel.

(n) Other Aircraft. The Closing for each Aircraft scheduled prior to the Closing Date for such Owned Aircraft shall have been consummated, and the conditions to Republic’s obligations set forth in this Agreement with respect to each other Aircraft with a Closing scheduled on the Closing Date for such Owned Aircraft shall have been satisfied or waived by Republic (except for one other Aircraft, other than due to a breach by US Airways).

(o) Slots Option. If the Owned Aircraft is being sold pursuant to Section 5.01(b), the closing of the Slots Option shall have been consummated.

(p) Supplemental Order. The Supplemental Order shall have been entered by the Bankruptcy Court and become a Final Order.

(q) GECAS Letter. GECAS shall not have repudiated the GECAS Letter.

Section 5.03 Conditions to US Airways’ Obligations. US Airways’ obligations hereunder to consummate the sale of any Owned Aircraft shall be subject to the satisfaction or waiver by US Airways at the Closing for such Owned Aircraft of each of the conditions set forth below:

(a) Secured Loan Documents. Lender with respect to such Owned Aircraft and the applicable Security Trustee shall have duly executed and delivered to US Airways the Secured Loan Assignment with respect to such Owned Aircraft, the applicable Security Trustee shall have duly executed and delivered to US Airways the Existing Security Release and a document confirming Security Trustee’s agreement substantially to the effect of Section 4.3 of the Temporary Lease with respect to such Owned Aircraft, and each of the foregoing shall be in full force and effect, subject to execution and delivery by US Airways, the Company and Republic Airline to the extent contemplated thereby.

(b) Violation of Law. After the date of this Agreement, no change shall have occurred in any applicable Law and no judgment, decree, order, writ, award, injunction or determination by any Governmental Authority shall have been issued that makes it a violation of Law for US Airways to sell such Owned Aircraft or otherwise to perform its obligations under this Article V at the Closing for such Owned Aircraft.

(c) Representations, Warranties and Covenants. The representations and warranties of Republic set forth in Article IV and Section 5.06 shall be true and accurate as of the Closing Date for such Owned Aircraft (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date), Republic shall have performed and observed in all material respects all of its covenants, obligations and agreements in this Agreement to be observed or performed by it at or prior to the Closing for such Owned Aircraft, and Republic shall have delivered to US Airways a certificate signed by a duly authorized officer of Republic, dated as of the Closing Date for the Owned Aircraft, confirming the foregoing.

(d) No Event of Loss. No Event of Loss with respect to such Owned Aircraft shall have occurred.

(e) Filing. On the Closing Date for such Owned Aircraft, the FAA Filed Documents with respect to such Owned Aircraft shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Transportation Code.

(f) Governmental Action. All appropriate action required to have been taken at or prior to Closing for such Owned Aircraft by any Government Authority (including the Bankruptcy Court) in connection with the transactions contemplated by Article V to occur at such Closing shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect as of the Closing for such Owned Aircraft in connection with the transactions contemplated by Article V shall have been issued and shall be in full force and effect.

(g) Opinions. US Airways shall have received the following opinions of counsel, dated as of the Closing Date for such Owned Aircraft, in form and substance reasonably satisfactory to US Airways:

(i) an opinion of Hughes Hubbard & Reed LLP, special counsel to Republic;

(ii) an opinion of in-house counsel to Republic; and

(iii) an opinion of FAA Counsel.

(h) Other Aircraft. The conditions to US Airways’ obligations set forth in this Agreement with respect to each other Owned Aircraft shall have been satisfied or waived by US Airways (except for one other Aircraft, other than due to a breach by Republic).

(i) Purchase Price. US Airways shall have received the Purchase Price for such Owned Aircraft.

(j) GECAS Letter. GECAS shall not have repudiated the GECAS Letter.

Section 5.04 Limitation on Warranties. EACH OWNED AIRCRAFT IS BEING SOLD “AS IS, WHERE IS, WITH ALL FAULTS”, AND US AIRWAYS DOES NOT MAKE, AND SHALL NOT BE DEEMED TO HAVE MADE, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER CONCERNING THE OWNED AIRCRAFT, THE RELATED ENGINES OR ANY PART THEREOF INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF AIRWORTHINESS, CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, OR FITNESS FOR USE OF THE OWNED AIRCRAFT, THE RELATED ENGINES OR ANY PART THEREOF, OR AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN ANY OWNED AIRCRAFT, THE RELATED ENGINES OR ANY PART THEREOF, OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, provided that the foregoing shall not limit or affect the representations and warranties of US Airways in Article III, in any Temporary Participation Agreement or in any Aircraft Bill of Sale.

Section 5.05 Representations and Warranties of US Airways. It is a condition precedent under Section 5.02(e) that US Airways make the following representations and warranties at the Closing for each Owned Aircraft:

(a) the Secured Loan Assignment, the FAA Bill of Sale, the Aircraft Bill of Sale and the Temporary Lease with respect to such Owned Aircraft each has been duly authorized, executed and delivered by US Airways and constitutes the legal, valid and binding obligation of US Airways, enforceable in accordance with its terms;

(b) no Event of Loss with respect to such Owned Aircraft or any Related Engine has occurred and no circumstance or condition exists that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss with respect to such Owned Aircraft or any Related Engine;

(c) upon consummation of the Closing for such Owned Aircraft, US Airways will have conveyed to Republic Airline good title to such Owned Aircraft, free and clear of all Liens (other than the Lien created by the New Security Agreement relating to such Owned Aircraft and the Lien of the Temporary Lease); and

(d) such Owned Aircraft has been maintained in accordance with, and is in the condition required by, the Maintenance Program.

Section 5.06 Representations and Warranties of Republic. It is a condition precedent under Section 5.03(c) that Republic make the following representations and warranties at the Closing for each Owned Aircraft:

(a) the Secured Loan Assignment and the Temporary Lease with respect to such Owned Aircraft each has been duly authorized, executed and delivered by Republic Airline and constitutes the legal, valid and binding obligation of Republic Airline, enforceable in accordance with its terms; and

(b) Republic Airline is a Citizen of the United States.

Section 5.07 Closing.

(a) At the Closing for an Owned Aircraft, subject to the satisfaction or waiver of the conditions to its obligations set forth in this Agreement with respect to such Owned Aircraft, US Airways and Republic shall simultaneously take the following action:

(i) Republic shall cause Republic Airline to:

(A) pay to US Airways the Purchase Price for such Owned Aircraft;

(B) authorize FAA Counsel to file with the FAA the FAA Filed Documents to which it is a party with respect to such Owned Aircraft;

(C) deliver to US Airways copies of the following duly executed by it with respect to such Owned Aircraft:

(1) the Secured Loan Assignment;

(2) the Delivery Receipt; and

(3) the Temporary Lease.

(ii) US Airways shall:

(A) authorize FAA Counsel to file with the FAA the FAA Filed Documents to which it is a party with respect to such Owned Aircraft;

(B) deliver to Republic copies of the following duly executed by it (and, in the case of the Secured Loan Assignment, duly executed by the Company) with respect to such Owned Aircraft:

(1) the Secured Loan Assignment;

(2) the Aircraft Bill of Sale; and

(3) the Temporary Lease;

(C) pay to the Lender with respect to such Owned Aircraft the amount due and payable pursuant to the Secured Loan Assignment for such Owned Aircraft.

(b) Upon completion of the transactions described in Section 5.07(a) with respect to an Owned Aircraft, Republic Airline shall be deemed the owner of such Owned Aircraft and such Owned Aircraft shall simultaneously be deemed leased by Republic Airline to US Airways, as lessee, pursuant to the applicable Temporary Lease.

Section 5.08 Taxes. US Airways shall assume responsibility for all Taxes imposed upon or arising out of the sale and delivery of an Owned Aircraft to Republic Airline hereunder, regardless of who is responsible therefor at Law, shall hold Republic and Republic Airline harmless in respect thereof and shall reimburse Republic and Republic Airline on demand for any such Taxes. US Airways’ obligations under this Section 5.08 shall survive the sale of an Owned Aircraft hereunder. Republic agrees to, and agrees to cause Republic Airline to, furnish US Airways with such documents and certificates as it may reasonably request in connection with any claims for exemption from the payment of such Taxes. US Airways will have the right, at its sole cost and expense, to reasonably and in good faith contest the validity, applicability or amount of any Taxes which it is required to pay under this Section 5.08, and Republic agrees to, and will cause Republic Airline to, contest or permit US Airways to contest in any reasonable manner the validity, applicability or amount of any such Taxes or assist US Airways in any reasonable manner in such protest on US Airways’ request and at US Airways sole cost and expense.

ARTICLE VI

ASSIGNMENT OF LEASED AIRCRAFT

Section 6.01 Agreement to Assign and Assume Leases.

(a) If the Slots Option or the Call Option shall have been exercised as provided in Article V, then US Airways agrees to assign to the applicable Republic Designee, and Republic agrees to cause the applicable Republic Designee to assume, all of US Airways’ rights and obligations under the Lease Documents with respect to each Leased Aircraft, on the terms and subject to the conditions set forth herein.

(b) Republic shall give US Airways at least five (5) Business Days’ prior written notice of the scheduled Closing Date for each Leased Aircraft.

(c) Republic and US Airways agree to cooperate in closing the assignment of the Lease Documents for each Leased Aircraft while such Leased Aircraft is located in a jurisdiction that will eliminate all Taxes arising from such assignment to Republic, the applicable Republic Designee and US Airways.

Section 6.02 Conditions to Republic’s Obligations. Republic’s obligations hereunder to cause the applicable Republic Designee to assume the Lease Documents with respect to any Leased Aircraft shall be subject to the satisfaction or waiver by Republic at or prior to the Closing for such Leased Aircraft of each of the conditions set forth below:

(a) Inspection. Republic shall have completed its inspection of such Leased Aircraft and related Aircraft Documents under Section 9.01 and they shall satisfy the Aircraft Delivery Conditions.

(b) Lease Documents. Lessor and the Owner Participant shall have duly executed and delivered to the applicable Republic Designee the Lease Documents Amendments and Lease Documents Assignment with respect to such Leased Aircraft, which shall be in full force and effect subject to execution and delivery by the other parties thereto.

(c) ATSB Lien Release. Republic shall have received a duly executed copy of the ATSB Lien Release with respect to such Leased Aircraft and Lease Documents.

(d) Violation of Law. After the date of this Agreement, no change shall have occurred in any applicable Law and no judgment, decree, order, writ, award, injunction or determination by any Governmental Authority shall have been issued that makes it a violation of Law for the applicable Republic Designee to assume the Lease Documents with respect to such Leased Aircraft, to take possession of such Leased Aircraft or otherwise to perform its obligations under this Article VI at the Closing for such Leased Aircraft.

(e) Representations, Warranties and Covenants. The representations and warranties of US Airways made in Article III and Section 6.05 of this Agreement shall be true and accurate as of the Closing for such Leased Aircraft (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date), US Airways shall have performed and observed in all material respects all of its covenants, obligations and agreements in this Agreement to be observed or performed by it at or prior to the Closing with respect to such Leased Aircraft, and US Airways shall have delivered to Republic and the applicable Republic Designee a certificate signed by a duly authorized officer of US Airways, dated as of the Closing Date for such Leased Aircraft, confirming the foregoing.

(f) No Material Default. On the Closing Date for such Leased Aircraft, no event shall have occurred and be continuing, or would result from the transactions contemplated by this Article VI with respect to such Leased Aircraft, which constitutes a Material Default under any Slot/Gate Transaction Agreement, the Existing Jet Service Agreement, the New Jet Services Agreement or any Aircraft Transaction Agreement.

(g) Investment Agreement. The Investment Agreement shall not have been terminated on or prior to the Closing Date for such Leased Aircraft (except for a termination pursuant to Section 9.01(c) of the Investment Agreement).

(h) No Event of Loss. No Event of Loss with respect to such Leased Aircraft or any Related Engine shall have occurred and no circumstance or condition shall exist that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss with respect to such Leased Aircraft or any Related Engine.

(i) Certification. Such Leased Aircraft shall have been duly certificated by the FAA as to type and airworthiness, such certification shall be in full force and effect and Republic shall have received a copy of the current, valid Standard Certificate of Airworthiness for such Leased Aircraft duly issued by the FAA.

(j) Filing. On the Closing Date for such Leased Aircraft, the FAA Filed Documents with respect to such Leased Aircraft shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Transportation Code.

(k) No Proceedings. No action or proceeding shall have been instituted, nor shall any action be threatened, before any Government Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Authority, to set aside, restrain, enjoin or prevent the completion and consummation of all or any part of this Agreement or any Aircraft Transaction.

(l) Governmental Action. All appropriate action required to have been taken at or prior to the Closing for such Leased Aircraft by any Government Authority (including the Bankruptcy Court) in connection with the transactions contemplated by Article VI to occur at such Closing shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect as of the Closing for such Leased Aircraft in connection with the transactions contemplated by Article VI to occur at such Closing shall have been issued and shall be in full force and effect.

(m) Opinions. Republic and the applicable Republic Designee shall have received the following opinions of counsel, dated as of the Closing Date for such Leased Aircraft, in form and substance reasonably satisfactory to Republic:

(i) an opinion of Vedder, Price, Kaufman & Kammholz, P.C., special counsel to US Airways;

(ii) an opinion of in-house counsel of US Airways; and

(iii) an opinion of FAA Counsel.

(n) Other Aircraft. The Closing for each Aircraft scheduled prior to the Closing Date for such Leased Aircraft (and, if applicable, for the Simulator) shall have been consummated, and the conditions to Republic’s obligations set forth in this Agreement with respect to each other Aircraft with a Closing scheduled on the Closing Date for such Leased Aircraft (and, if applicable, for the Simulator) shall have been satisfied or waived by Republic (except for three other Aircraft in the aggregate, other than due to a breach by US Airways).

Section 6.03 Conditions to US Airways’ Obligations. US Airways’ obligations hereunder to consummate the assignment of the Lease Documents with respect to any Leased Aircraft shall be subject to the satisfaction or waiver by US Airways at the Closing for such Leased Aircraft of each of the conditions set forth below:

(a) Lease Document Assignment. Lessor and Owner Participant shall have duly executed and delivered to US Airways the Lease Documents Assignment with respect to such Leased Aircraft, which shall be in full force and effect subject to execution and delivery by the other parties thereto.

(b) Violation of Law. After the date of this Agreement, no change shall have occurred in any applicable Law and no judgment, decree, order, writ, award, injunction or determination by any Governmental Authority shall have been issued that makes it a violation of Law for US Airways to assign the Lease Documents with respect to such Leased Aircraft or otherwise to perform its obligations under this Article VI at the Closing for such Leased Aircraft.

(c) Representations, Warranties and Covenants. The representations and warranties of Republic set forth in Article IV and Section 6.06 shall be true and accurate as of the Closing Date for such Leased Aircraft (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date), Republic shall have performed and observed in all material respects all of its covenants, obligations and agreements in this Agreement to be observed or performed by it at or prior to the Closing with respect to such Leased Aircraft, and Republic and the applicable Republic Designee shall have delivered to US Airways a certificate signed by a duly authorized officer of Republic, dated as of the Closing Date for such Leased Aircraft, confirming the foregoing.

(d) No Event of Loss. No Event of Loss with respect to such Leased Aircraft shall have occurred.

(e) Filing. On the Closing Date for such Leased Aircraft, the FAA Filed Documents with respect to such Leased Aircraft shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Transportation Code.

(f) Governmental Action. All appropriate action required to have been taken at or prior to the Closing for such Leased Aircraft by any Government Authority (including the Bankruptcy Court) in connection with the transactions contemplated by Article VI to occur at such Closing shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect as of the Closing for such Leased Aircraft in connection with the transactions contemplated by Article VI to occur at such Closing shall have been issued and shall be in full force and effect.

(g) Opinions. US Airways shall have received the following opinions of counsel, dated as of the Closing Date for such Leased Aircraft, in form and substance reasonably satisfactory to US Airways:

(i) an opinion of Hughes Hubbard & Reed LLP, special counsel to Republic;

(ii) an opinion of in-house counsel to Republic; and

(iii) an opinion of FAA Counsel.

Section 6.04 Limitation on Warranties. EACH LEASED AIRCRAFT IS BEING ASSIGNED “AS IS, WHERE IS, WITH ALL FAULTS”, AND US AIRWAYS DOES NOT MAKE, AND SHALL NOT BE DEEMED TO HAVE MADE, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER CONCERNING THE LEASED AIRCRAFT, THE RELATED ENGINES OR ANY PART THEREOF INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF AIRWORTHINESS, CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, OR FITNESS FOR USE OF THE LEASED AIRCRAFT, THE RELATED ENGINES OR ANY PART THEREOF, OR AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN ANY LEASED AIRCRAFT, THE RELATED ENGINES OR ANY PART THEREOF, OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, provided that the foregoing shall not limit or affect the representations and warranties of US Airways in Article III or Section 6.05.

Section 6.05 Representations and Warranties of US Airways. It is a condition precedent under Section 6.02(e) that US Airways make the following representations and warranties at the Closing for each Leased Aircraft:

(a) the Leased Documents Assignment with respect to such Leased Aircraft has been duly authorized, executed and delivered by US Airways and constitutes the legal, valid and binding obligation of US Airways, enforceable in accordance with its terms;

(b) no Event of Loss with respect to such Leased Aircraft or any Related Engine has occurred and no circumstance or condition exists that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss and respect to such Leased Aircraft or any Related Engine;

(c) such Leased Aircraft will be delivered to the applicable Republic Designee at the Closing for such Leased Aircraft free and clear of all Liens, other than the terms of the Lease Documents with respect to such Leased Aircraft and Lessor Liens (as defined in the Lease Documents with respect to such Leased Aircraft); and

(d) such Leased Aircraft has been maintained in accordance with, and is in the condition required by, the Maintenance Program.

Section 6.06 Representations and Warranties of Republic. It is a condition precedent under Section 6.03(c) that Republic make the following representation and warranty at the Closing for each Leased Aircraft: the Leased Documents Assignment with respect to such Leased Aircraft has been duly authorized, executed and delivered by the applicable Republic Designee and constitutes the legal, valid and binding obligation of the applicable Republic Designee, enforceable in accordance with its terms.

Section 6.07 Closing. At the Closing for each Leased Aircraft, subject to the satisfaction or waiver of the conditions to its obligations set forth in this Agreement with respect to such Leased Aircraft, US Airways and Republic shall simultaneously take the following action:

(a) Republic shall cause the applicable Republic Designee to:

(i) authorize FAA Counsel to file with the FAA the FAA Filed Documents to which such Republic Designee is a party with respect to such Leased Aircraft; and

(ii) deliver to US Airways copies of the following duly executed by such Republic Designee with respect to such Leased Aircraft:

(A) the Lease Documents Assignment; and

(B) the Delivery Receipt.

(b) US Airways shall:

(i) authorize FAA Counsel to file with the FAA the FAA Filed Documents to which it is a party with respect to such Leased Aircraft;

(ii) deliver to Republic the Lease Documents Assignment with respect to such Leased Aircraft duly executed by US Airways and the Company;

(iii) deliver possession of (i) such Leased Aircraft to the applicable Republic Designee at a location selected by Republic on the applicable Republic Designee’s domestic route systems under the US Airways Express service in order to permit operations of the Aircraft under the New Jet Service Agreement and (ii) the related Aircraft Documents to the applicable Republic Designee at Pittsburgh, Pennsylvania, or in any case such other location as US Airways and Republic shall agree; and

(iv) pay to the Lessor with respect to such Leased Aircraft the amount due and payable pursuant to the Lease Documents Assignment for such Leased Aircraft.

Section 6.08 Taxes. US Airways shall assume responsibility for all Taxes imposed upon or arising out of the assignment of the Lease Documents for a Leased Aircraft or delivery of a Leased Aircraft to the applicable Republic Designee hereunder, regardless of who is responsible therefor at Law, shall hold Republic and the applicable Republic Designee harmless in respect thereof and shall reimburse Republic and the applicable Republic Designee on demand for any such Taxes. US Airways’ obligations under this Section 6.08 shall survive the assignment of the Lease Documents for a Leased Aircraft or delivery of a Leased Aircraft hereunder. Republic agrees to, and agrees to cause the applicable Republic Designee to, furnish US Airways with such documents and certificates as it may reasonably request in connection with any claims for exemption from the payment of such Taxes. US Airways will have the right, at its sole cost and expense, to reasonably and in good faith contest the validity, applicability or amount of any Taxes which it is required to pay under this Section 6.08 (so long as it does not result in any Lien being imposed on any Leased Aircraft), and Republic agrees to, and will cause the applicable Republic Designee to, contest or permit US Airways to contest in any reasonable manner the validity, applicability or amount of any such Taxes or assist US Airways in any reasonable manner in such protest on US Airways’ request and at US Airways sole cost and expense.

ARTICLE VII

SALE OF ITEMS OF EQUIPMENT

Section 7.01 Agreement to Sell Other Equipment. If the Slots Option or the Call Option shall have been exercised as provided in Article V, US Airways agrees to sell and Republic agrees to cause the applicable Republic Designee to purchase (i) each of the Simulator, the Simulator Spare Parts and the Door Trainer on such Business Day prior to November 1, 2005, as US Airways shall specify by written notice to Republic given at least ten Business Days in advance of such specified day and (ii) the Spare Parts in one or more Batches on such Business Day or Business Days as US Airways shall specify by written notice to Republic given at least ten Business Days in advance of such specified day, in each case on the terms and subject to the conditions set forth herein. If the Closing for the Simulator, the Simulator Spare Parts or the Door Trainer shall not have occurred prior to November 1, 2005, or if the Closing for any Spare Parts not previously sold to a Republic Designee hereunder shall not have occurred within 30 days after the occurrence of the Closing for the last remaining Leased Aircraft, the parties’ obligations to effect such Closing shall be terminated, although any such termination shall not relieve either party from any liability for breach of its obligations hereunder. The Closings for the Simulator and the Simulator Spare Parts shall be held on the same day. Prior to the Closing for the Simulator, US Airways will allow Republic Airline to use the Simulator for its training purposes during all normal hours of operation of the Simulator that US Airways does not need to use the Simulator for its training purposes, and Republic and US Airways shall, promptly after the date of this Agreement, negotiate, execute and deliver an agreement providing for such use on commercially reasonable terms (including a fee payable by Republic Airline for such use).

Section 7.02 Conditions to Republic’s Obligations. Republic’s obligations hereunder to cause the applicable Republic Designee to consummate the purchase of any Item of Equipment shall be subject to the satisfaction or waiver by Republic at the Closing for such Item of Equipment of each of the conditions set forth below:

(a) Inspection. Republic shall have completed its inspection of such Item of Equipment and related Equipment Documents under Section 9.02 and they shall satisfy the Equipment Delivery Conditions.

(b) Violation of Law. After the date of this Agreement, no change shall have occurred in any applicable Law and no judgment, decree, order, writ, award, injunction or determination by any Governmental Authority shall have been issued that makes it a violation of Law for the applicable Republic Designee to purchase such Item of Equipment or otherwise to perform its obligations under this Article VII at the Closing for such Item of Equipment.

(c) Representations, Warranties and Covenants. The representations and warranties of US Airways set forth in Article III and Section 7.05 of this Agreement shall be true and accurate as of the Closing Date for such Item of Equipment (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date), US Airways shall have performed and observed in all material respects all of its covenants, obligations and agreements in this Agreement to be observed or performed by it at or prior to the Closing for such Item of Equipment, and (except in the case of a Closing for a Batch) US Airways shall have delivered to Republic and the applicable Republic Designee a certificate signed by a duly authorized officer of US Airways, dated as of the Closing Date for such Item of Equipment, confirming the foregoing.

(d) No Material Default. On the Closing Date for such Item of Equipment, no event shall have occurred and be continuing, or would result from the sale of such Item of Equipment or the other transactions contemplated by this Article VII, which constitutes a Material Default under any Slot/Gate Transaction Agreement, the Existing Jet Service Agreement, the New Jet Service Agreement or any Aircraft Transaction Agreement.

(e) No Event of Loss. No Event of Loss with respect to such Item of Equipment shall have occurred and no circumstance or condition shall exist that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss with respect to such Item of Equipment.

(f) Title. Except, in the case of the Simulator, for the rights of the IP Parties duly licensed to the applicable Republic Designee as approved in the IP Consents and assuming, in the case of the Simulator, that the applicable Republic Designee [*] as provided in the CAE License Assignment, the applicable Republic Designee shall have good title (subject to delivery to the applicable Republic Designee of the Equipment Bill of Sale with respect to such Item of Equipment and, in the case of the Door Trainer, to satisfaction of the condition set forth in Section 7.02(o)) to such Item of Equipment, free and clear of Liens, and, in the case of a Batch that includes the auxiliary power unit included in the Spare Parts, [*].

(g) Certification. In the case of the Closing for the Simulator, the Simulator shall have been duly certificated by the FAA as a Level D simulator, such certification shall be in full force and effect and Republic shall have received evidence of such certification reasonably satisfactory to it.

(h) IP Consents. In the case of the Closing for the Simulator, Republic shall have received copies of the IP Consents, duly executed by the IP Parties, which shall be in full force and effect.

(i) Warranty Provider Consents. In the case of the Closing for the Simulator, Republic shall have received copies of consents of each Warranty Provider (the “Warranty Provider Consents”) with respect to such Item of Equipment to the Warranty Assignment relating to such Warranty Provider, in form and substance reasonably satisfactory to Republic, which shall be in full force and effect.

(j) No Proceedings. No action or proceeding shall have been instituted, nor shall any action be threatened, before any Government Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Authority, to set aside, restrain, enjoin or prevent the completion and consummation of all or any part of this Agreement or any Aircraft Transaction.

(k) Governmental Action. All appropriate action required to have been taken at or prior to the Closing for such Item of Equipment by any Government Authority (including the Bankruptcy Court) in connection with the transactions contemplated by Article VII shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect as of the Closing for such Item of Equipment in connection with the transactions contemplated by Article VII shall have been issued and shall be in full force and effect.

(l) Opinions. Except in the case of a Closing for a Batch, Republic shall have received the following opinions of counsel, dated as of the Closing Date for such Item of Equipment, in form and substance reasonably satisfactory to Republic:

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(i) an opinion of Vedder, Price, Kaufman & Kammholz, P.C., special counsel to US Airways; and

(ii) an opinion of in-house counsel of US Airways.

(m) Other Closings. The Closing for each Aircraft and other Item of Equipment scheduled prior to the Closing Date for such Item of Equipment shall have been consummated, and the conditions to Republic’s obligations set forth in this Agreement with respect to each Aircraft and other Item of Equipment with a Closing scheduled on the Closing Date for such Item of Equipment shall have been satisfied or waived by Republic (except for three other Aircraft in the aggregate, other than due to a breach by US Airways).

(n) ATSB Lien Release. Republic shall have received a duly executed copy of the ATSB Lien Release with respect to such Item of Equipment, which shall be in full force and effect.

(o) Door Trainer. In the case of the Closing for the Door Trainer, Embraer shall have conveyed to Republic Embraer’s interest in the Door Trainer, subject to payment by the applicable Republic Designee to Embraer of $[*] in cash, pursuant to documentation reasonably satisfactory to Republic.

(p) Simulator Maintenance Agreement. In the case of the Closing for the Simulator, US Airways shall have executed and delivered to Republic a Simulator Maintenance Agreement in form and substance satisfactory to Republic in its sole discretion.

Section 7.03 Conditions to US Airways’ Obligations. US Airways’ obligations hereunder to consummate the sale of any Item of Equipment shall be subject to the satisfaction or waiver by US Airways at the Closing for such Item of Equipment of each of the conditions set forth below:

(a) Violation of Law. After the date of this Agreement, no change shall have occurred in any applicable Law and no judgment, decree, order, writ, award, injunction or determination by any Governmental Authority shall have been issued that makes it a violation of Law for US Airways to sell such Item of Equipment or otherwise to perform its obligations under this Article VII at the Closing for such Item of Equipment.

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(b) Representations, Warranties and Covenants. The representations and warranties of Republic set forth in Article IV shall be true and accurate as of the Closing Date for such Item of Equipment (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date), Republic shall have performed and observed in all material respects all of its covenants, obligations and agreements in this Agreement to be observed or performed by it at or prior to the Closing for such Item of Equipment, and (except in the case of a Closing for a Batch) Republic shall have delivered to US Airways a certificate signed by a duly authorized officer of Republic, dated as of the Closing Date for such Item of Equipment, confirming the foregoing.

(c) No Event of Loss. No Event of Loss with respect to such Item of Equipment shall have occurred.

(d) Governmental Action. All appropriate action required to have been taken at or prior to the Closing for such Item of Equipment by any Government Authority (including the Bankruptcy Court) in connection with the transactions contemplated by Article VII to occur at such Closing shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect as of the Closing for such Item of Equipment in connection with the transactions contemplated by Article VII to occur at such Closing shall have been issued and shall be in full force and effect.

(e) Opinions. Except in the case of a Closing for a Batch, US Airways shall have received the following opinions of counsel, dated as of the Closing Date for such Owned Aircraft, in form and substance reasonably satisfactory to US Airways:

(i) an opinion of Hughes Hubbard & Reed LLP, special counsel to Republic; and

(ii) an opinion of in-house counsel to Republic.

(f) Other Aircraft. The conditions to US Airways’ obligations set forth in this Agreement with respect to each other Owned Aircraft shall have been satisfied or waived by US Airways (except for three other Aircraft in the aggregate, other than due to a breach by Republic).

(g) ATSB Lien Release. US Airways shall have received a duly executed copy of the ATSB Lien Release with respect to such Item of Equipment, which shall be in full force and effect.

(h) Purchase Price. US Airways shall have received the Purchase Price for such Item of Equipment.

Section 7.04 Limitation on Warranties. EACH ITEM OF EQUIPMENT IS BEING SOLD “AS IS, WHERE IS, WITH ALL FAULTS”, AND US AIRWAYS DOES NOT MAKE, AND SHALL NOT BE DEEMED TO HAVE MADE, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER CONCERNING ANY ITEM OF EQUIPMENT OR ANY PART THEREOF INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, OR FITNESS FOR USE OF ANY ITEM OF EQUIPMENT OR ANY PART THEREOF, OR AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN ANY ITEM OF EQUIPMENT OR ANY PART THEREOF, OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, provided that the foregoing shall not limit or affect the representations and warranties of US Airways in Article III and Section 7.05 of this Agreement or in each Equipment Bill of Sale.

Section 7.05 Representations and Warranties of US Airways. It is a condition precedent under Section 7.02(c) that US Airways make the following representations and warranties at the Closing for each Item of Equipment:

(a) the Equipment Bill of Sale with respect to such Item of Equipment has been duly authorized, executed and delivered by US Airways and constitutes the legal, valid and binding obligation of US Airways, enforceable in accordance with its terms;

(b) no Event of Loss with respect to such Item of Equipment has occurred and no circumstance or condition exists that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss with respect to such Item of Equipment;

(c) except, in the case of the Simulator, for the rights of the IP Parties duly licensed to the applicable Republic Designee as approved in the IP Consents and assuming, in the case of the Simulator, that the applicable Republic Designee pays [*] as provided in the CAE License Assignment, upon consummation of the Closing for such Item of Equipment, US Airways will have conveyed to the applicable Republic Designee good title to such Item of Equipment (or, in the case of the Door Trainer, all of US Airways’ right, title and interest in the Door Trainer), free and clear of all Liens (in the case of the Door Trainer, to the extent attributable to US Airways); and

(d) other than the IP Consents (in the case of the Simulator), the Warranty Provider Consents (in the case of the Simulator), the ATSB Lien Release, payment of the Purchase Price for such Item of Equipment and other consents or approvals which have been obtained and are in full force and effect, no consent, authorization or approval of or payment to any Person is required for the conveyance of such Item of Equipment to the applicable Republic Designee or the use of such Item of Equipment by the applicable Republic Designee.

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Section 7.06 Closing.

(a) At the Closing for any Item of Equipment, subject to the satisfaction or waiver of the conditions to its obligations set forth in this Agreement, US Airways and Republic shall simultaneously take the following action:

(i) Republic shall cause the applicable Republic Designee to:

(A) pay to US Airways the Purchase Price for such Item of Equipment; and

(B) in the case of the Closing for the Simulator, deliver to US Airways the CAE License Assignment, duly executed by it.

(ii) US Airways shall:

(A) deliver to Republic copies of the following duly executed by it with respect to such Item of Equipment:

(1) an Equipment Bill of Sale;

(2) in the case of the Closing for the Simulator, the CAE License Assignment; and

(3) in the case of the Closing for the Simulator, an assignment to the applicable Republic Designee of the warranties provided by each Warranty Provider for the Simulator (each, a “Warranty Assignment”) duly executed by US Airways, in form and substance reasonably satisfactory to Republic, which shall be in full force and effect; and

(B) deliver possession of such Item of Equipment and the related Equipment Documents to the applicable Republic Designee at Pittsburgh, Pennsylvania (or, in the case of the Simulator, Simulator Spare Parts and Door Trainer, Charlotte, North Carolina), or such other location as US Airways and Republic shall agree, and, in the case of the Simulator, subject to the terms of the Simulator Maintenance Agreement.

(b) Upon completion of the transactions described in Section 7.06(a), the applicable Republic Designee shall be deemed the owner of the relevant Item of Equipment and the risk of loss or damage to such Item of Equipment shall pass from US Airways to the applicable Republic Designee. From and after the Closing for an Item of Equipment, US Airways shall give the applicable Republic Designee commercially reasonable access, which does not interfere with US Airways business or operations, to the US Airways facilities where such Item of Equipment is located to enable such Republic Designee to package and ship such Item of Equipment to another location selected by such Republic Designee (except for the Simulator and the Simulator Spare Parts, which shall be subject to the terms of the Simulator Maintenance Agreement).

Section 7.07 Taxes. US Airways shall assume responsibility for all Taxes imposed upon or arising out of the sale and delivery of an Item of Equipment to the applicable Republic Designee hereunder, regardless of who is responsible therefor at Law, shall hold Republic and the applicable Republic Designee harmless in respect thereof and shall reimburse Republic and the applicable Republic Designee on demand for any such Taxes. US Airways’ obligations under this Section 7.07 shall survive the sale of an Item of Equipment hereunder. Republic agrees to, and agrees to cause the applicable Republic Designee to, furnish US Airways with such documents and certificates as it may reasonably request in connection with any claims for exemption from the payment of such Taxes. US Airways will have the right, at its sole cost and expense, to reasonably and in good faith contest the validity, applicability or amount of any Taxes which it is required to pay under this Section 7.07 (so long as it does not result in any Lien being imposed on an Item of Equipment), and Republic agrees to, and will cause the applicable Republic Designee to, contest or permit US Airways to contest in any reasonable manner the validity, applicability or amount of any such Taxes or assist US Airways in any reasonable manner in such protest on US Airways’ request and at US Airways sole cost and expense.

ARTICLE VIII

[Intentionally omitted.]

ARTICLE IX

INSPECTION

Section 9.01 Inspection of Aircraft. Inspection of each Owned Aircraft or Leased Aircraft and the related Aircraft Documents, as provided in this Section 9.01, shall take place at Pittsburgh, Pennsylvania, or such other location as Republic and US Airways may agree. At least ten Business Days prior to the scheduled Closing Date for an Aircraft, US Airways shall make the Aircraft Documents for such Aircraft available for inspection by Republic. Not more than once with respect to any Owned Aircraft or Leased Aircraft and upon at least 5 Business Days’ prior written notice to US Airways, Republic, or its authorized representative (the “Inspecting Parties”), may inspect the Aircraft. Any inspection of the Aircraft hereunder shall be limited to a visual, walk-around inspection (including access to the cockpit, cabin and cargo hold) and shall not include the opening of any panels, bays or other components of the Aircraft, Airframe or Engines. In addition, (a) the Inspecting Parties shall be fully covered by their own insurance with respect to any risks incurred in connection with any such inspection, (b) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations, (c) in the case of an inspection during a maintenance visit, such inspection shall not interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or, in any event, at any time interfere with the use or operation of the Airframe or either Engine or with the normal conduct of US Airways’ business, and (d) US Airways shall not be required to undertake or incur any additional liabilities in connection with any such inspection. Each Inspecting Party shall bear its own expenses in connection with any such inspection.

Section 9.02 Inspection of Items of Equipment. Inspection of each Item of Equipment shall take place at its location in Pittsburgh, Pennsylvania (or, in the case of the Simulator, Simulator Spare Parts and Door Trainer, Charlotte, North Carolina), and, in the case of the Simulator and Door Trainer, shall include an inspection while they are in operation. At least ten Business Days prior to the scheduled Closing Date for an Item of Equipment, US Airways shall make the Equipment Documents for such Item of Equipment available for inspection by Republic. Any inspection of any Item of Equipment hereunder shall be limited to a visual, walk-around inspection. In addition, (a) the Inspecting Parties shall be fully covered by their own insurance with respect to any risks incurred in connection with any such inspection, (b) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations, (c) such inspection shall not interfere with the normal conduct of US Airways’ business, and (d) US Airways shall not be required to undertake or incur any additional liabilities in connection with any such inspection. Each Inspecting Party shall bear its own expenses in connection with any such inspection.

Section 9.03 Republic’s Indemnities. Republic shall indemnify and hold harmless US Airways from and against all claims (except claims arising from the willful misconduct or gross negligence of US Airways or its agents), including costs and expenses incident thereto, arising out of injury to or death of any employee of Republic or any person designated by Republic to act in any manner in connection with any inspection of an Aircraft or Item of Equipment, which injury or death shall in any manner arise out of or be connected with such inspection, notwithstanding any limitation of liability intended to protect Republic under any worker’s compensation or similar law.

Section 9.04 US Airways’ Indemnities. US Airways shall indemnify and hold harmless Republic and the applicable Republic Designee from and against all claims (except claims arising from the willful misconduct or gross negligence of Republic, the applicable Republic Designee or their respective agents), including costs and expenses incident thereto, arising out of injury to or death of any employee of US Airways or any person designated by US Airways to act in any manner in connection with any inspection of an Aircraft or Item of Equipment, which injury or death shall in any manner arise out of or be connected with such inspection, notwithstanding any limitation of liability intended to protect US Airways under any worker’s compensation or similar law.

ARTICLE X

ADDITIONAL COVENANTS

Section 10.01 Assignment of Certain Rights. Effective upon consummation of the Closing for an Aircraft or Item of Equipment, US Airways shall be deemed to have assigned to the applicable Republic Designee such rights as US Airways may have under any warranty, express or implied, with respect to such Aircraft or Item of Equipment made by the manufacturer of such Aircraft or Item of Equipment or of any part or component thereof, any subcontractor or supplier to any such manufacturer, any maintenance provider with respect to such Aircraft or Item of Equipment or any part or component thereof or any other seller of such Aircraft or Item of Equipment or any part or component thereof, to the extent that the same may be assigned or otherwise made available to the applicable Republic Designee, provided that US Airways is not assigning hereunder any of its warranties provided by Embraer or the engine manufacturer with respect to any Aircraft.

Section 10.02 Satisfaction of Conditions. Each party shall, and shall cause its Affiliates to, use commercially reasonable efforts to cause the conditions to the Closing of each Aircraft Transaction to be satisfied.

Section 10.03 Pre-Closing Conduct. Prior to the Closing for an Owned Aircraft, Leased Aircraft or Item of Equipment, (i) US Airways shall continue to possess, maintain and operate (x) such Item of Equipment in a commercially reasonable manner, consistent with prior practice and (y) such Owned Aircraft or Leased Aircraft as required by the Secured Loan Documents or Lease Documents applicable thereto and (ii) US Airways shall not, directly or indirectly, assign or dispose of its interest in such Owned Aircraft, Leased Aircraft or Item of Equipment. Prior to the Closing for an Owned Aircraft or Leased Aircraft, US Airways shall not agree to any amendment, modification or supplement to any Secured Loan Document or Lease Document applicable thereto. US Airways shall assume pursuant to the Bankruptcy Code the Lease Documents for each Leased Aircraft on or before the Effective Date.

Section 10.04 Transfer to Republic Airline. Attached hereto as Schedule 17 is a non-binding schedule by month for the expected (i) termination of each Temporary Lease and transfer to the applicable Republic Designee of each Owned Aircraft and (ii) the Closing and transfer to the applicable Republic Designee of each Leased Aircraft. Republic shall use commercially reasonable efforts to cause such Aircraft to be transferred to the applicable Republic Designee in accordance with such Schedule (it being understood that Republic shall have no obligation to waive an condition with respect to any Closing); provided that in all cases the Owned Aircraft shall be transferred first and the Closings for the Leased Aircraft shall be held next.

Section 10.05 New Jet Service Agreement. Republic Airline and US have previously entered into the New Jet Service Agreement. Each Republic Designee (other than Republic Airline, if any) that leases an Aircraft pursuant to this Agreement shall be added as a party to the New Jet Service Agreement on the same basis as Republic Airline. Upon consummation of the Closing for each Aircraft and, in the case of an Owned Aircraft, upon termination of the applicable Temporary Lease and return of such Aircraft to Republic Airline in accordance with the terms of such Temporary Lease, Republic will cause the applicable Republic Designee to operate such Aircraft as “US Airways Express” under the terms of the New Jet Service Agreement. The term of the New Jet Service Agreement with respect to any Additional Jet Service Aircraft (as defined in the Investment Agreement), if operated under the New Jet Service Agreement, shall be 10 years from the date that the first Additional Jet Service Aircraft goes into service under the New Jet Service Agreement.

Section 10.06 Preferential Hiring. If a Closing with respect to at least one Aircraft has been consummated, Republic will cause each Republic Designee that buys or leases Aircraft under this Agreement (i) to comply with the terms of Letter of Agreement #91 to the US Airways - ALPA Collective Bargaining Agreement and (ii) to offer preferential hiring to any flight attendants and mechanics currently employed at Mid-Atlantic, in each case only in relation to the number of Aircraft bought or leased by such Republic Designee under this Agreement.

ARTICLE XI

TERMINATION

Section 11.01 Termination of Agreement. Subject to Section 11.02 hereof, this Agreement may be terminated by notice in writing at any time by:

(a) Republic, if (i) there shall have been a Material Breach with respect to US Airways or a breach by US Airways of any material representation, warranty, covenant or agreement contained in this Agreement, which breach would result in the failure to satisfy any condition to Republic’s obligation to consummate any remaining Closing under this Agreement and that has not been cured within thirty (30) days following receipt by US Airways of written notice from Republic of such breach, or (ii) any condition to Republic’s obligation to consummate all remaining Closings is not capable of being satisfied;

(b) US Airways, if (i) there shall have been a Material Breach with respect to Republic or a breach by Republic of any material representation, warranty, covenant or agreement contained in this Agreement which breach would result in the failure to satisfy any condition to US Airways’ obligation to consummate any remaining Closing under this Agreement and that has not been cured within thirty (30) days following receipt by Republic of written notice from US Airways of such breach, or (ii) any condition to US Airways’ obligation to consummate all remaining Closings is not capable of being satisfied;

(c) Republic, if the Slots Option shall have been exercised pursuant to Slot Option Agreement but the closing of the Slots Option shall not have been consummated and the Slot Option Agreement shall have been terminated in accordance with its terms;

(d) Republic or US Airways if the Effective Date shall have occurred or the Investment Agreement shall have terminated (other than pursuant to Section 9.01(c)) in either case without the Slots Option having been exercised and Republic fails to exercise the Call Option within the time period provided therefor in Section 5.01(c); or

(e) mutual agreement in writing by Republic and US Airways.

Section 11.02 Effect of Termination. If this Agreement is terminated in accordance with Section 11.01 hereof, this Agreement shall become null and void and of no further force and effect except that (i) the terms and provisions of this Section 11.02 and Article XII hereof shall remain in full force and effect, (ii) termination of this Agreement shall not relieve any party hereto from any liability for any breach of its obligations hereunder and (iii) termination of this Agreement shall not void or affect any of the transactions consummated prior to such termination (including the agreements under Articles IX and X applicable to transactions that have been consummated) or any provision hereof which by its terms survives termination.

ARTICLE XII

MISCELLANEOUS

Section 12.01 Fees and Expenses. Except as provided in Section 10.01 of the Investment Agreement or as expressly provided herein or in any Aircraft Transaction Agreement, each party shall bear its own costs and expenses incurred in connection with this Agreement or any of the Aircraft Transactions. Republic shall pay the fees and expenses of FAA Counsel with respect to the Aircraft Transactions pursuant to Articles V and VI.

Section 12.02 Survival of Representations and Warranties. The representations and warranties contained in this Agreement shall survive consummation of each Closing and shall be effective notwithstanding any investigation by or knowledge of the beneficiary thereof.

Section 12.03 Specific Performance. The parties hereto specifically acknowledge that monetary damages are not an adequate remedy for violations of this Agreement, and that any party hereto may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law and to the extent the party seeking such relief would be entitled on the merits to obtain such relief, each party waives any objection to the imposition of such relief.

Section 12.04 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, express or implied, is intended or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 12.05 Notices. All notices and other communications hereunder shall be in writing and shall be delivered personally, sent by courier or other delivery service, sent by telecopier or sent by certified mail, postage prepaid, as follows:

(i) If to US Airways, to:

US Airways, Inc.

2345 Crystal Drive

Arlington, Virginia 22227

Attention: General Counsel

Telecopy No. 703-872-5936

With a copy to:

Arnold & Porter LLP

555 Twelfth Street, NW

Washington, D.C. 20004

Attention: Brian Leitch, Esq.

Telecopier No. 202-942-5999

and:

Vedder, Price, Kaufman & Kammholz, P.C.

222 North LaSalle Street, Suite 2400

Chicago, IL 60601

Attention: Joshua D. Gentner

Telecopier: (312) 609-5005

(ii) If to Republic, to:

Republic Airways Holdings Inc.

8909 Purdue Road

Suite 300

Indianapolis, Indiana 46268

Attention: Chief Executive Officer

Telecopier: (317) 484-6060

With a copy to:

Wexford Capital LLC

Wexford Plaza

411 West Putnam Avenue

Greenwich, CT 06830

Attention: President and General Counsel

Telecopier: (203) 862-7320 and (203) 862-7312

and:

Hughes Hubbard & Reed LLP

One Battery Park Plaza

New York, New York 10004

Attention: John K. Hoyns, Esq.

Telecopier: (212) 299-6792

Any party may change its address for notices by written notice given to the other party as provided in this Section. Any notice given to an addressee as provided in this Section shall be deemed effectively given to such addressee for purposes of this Agreement when received or delivery is refused by the addressee.

Section 12.06 Entire Agreement; Amendment. This Agreement (including the Exhibits and Schedules hereto) and the documents delivered pursuant hereto (including, without limitation, the other Aircraft Transaction Agreements) set forth the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersede all prior writings with respect to the subject matter hereof (including, without limitation, the Investment Agreement). Any provision of this Agreement may be amended, modified or supplemented in whole or in part at any time only by an agreement in writing between the parties hereto. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as waiver thereof, nor shall any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right. No investigation by a party hereto of any other party hereto prior to or after the date hereof shall stop or prevent the exercise of any right hereunder or be deemed to be a waiver of any such right.

Section 12.07 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to constitute an original, but which together shall constitute one and the same document.

Section 12.08 Governing Law. To the extent not governed by the Bankruptcy Code, this Agreement shall be governed by, and interpreted in accordance with, the Laws of the State of New York applicable to contracts made and to be performed in that State without reference to principles of conflicts of law other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. The parties hereto agree that the appropriate and exclusive forum for any legal action or proceeding arising out of this Agreement between US Airways and Republic shall be the Bankruptcy Court, or if such court will not hear any such suit, the U.S. District Court for the Southern District of New York or the courts of the State of New York sitting in the City and County of New York, and each of the parties hereto irrevocably submits itself and its property to the exclusive jurisdiction of such courts and agrees to comply with all requirements necessary to give such courts jurisdiction. Each of the parties hereto further agrees that it will not bring any legal action or proceeding with respect to any disputes arising out of this Agreement, except as expressly set forth below for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably waives any objection that it may now or hereafter have to the jurisdiction or venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the address specified in Section 12.05. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the Law or to obtain execution of judgment in any other jurisdiction. Each party further agrees, to the extent permitted by Law, that final and non-appealable judgment against it in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. THE PARTIES HERETO WAIVE ANY AND ALL RIGHTS THAT THEY MAY HAVE TO A JURY TRIAL WITH RESPECT TO DISPUTES ARISING OUT OF THIS AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.

Section 12.09 Further Assurances. Each party hereto shall execute, acknowledge and deliver or shall cause its Affiliates to execute, acknowledge and deliver, all such further agreements, instruments, certificates or documents, and shall do and cause its Affiliates to do such further acts and things, in any case, as the other party hereto shall reasonably request in order to carry out more effectively the purposes of, or to better assure and confirm unto such other party the rights and benefits to be provided under, this Agreement and the other Aircraft Transaction Agreements.

Section 12.10 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, US Airways’ and Republic’s successors and permitted assigns. Neither this Agreement nor any rights or obligations hereunder shall be assignable by any party hereto without the prior written consent of the other party hereto (it being understood that this provision shall not affect Republic’s obligations to cause each Republic Designee to take action under this Agreement).

[Remainder of this page is blank.]

IN WITNESS WHEREOF, this Agreement has been duly executed on behalf of the parties hereto by their respective duly authorized officers, all as of the date first above written.

REPUBLIC AIRWAYS HOLDINGS INC.	US AIRWAYS, INC.

By: /s/ Lars-Erik Arnell	By: /s/ Stephen L. Morrell

Title	Title: VP - Finance and Treasurer

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EXHIBIT A

SECURED LOAN ASSIGNMENT AGREEMENT (TN)

SECURED LOAN ASSIGNMENT AGREEMENT (TN), dated as of September [__], 2005 (this “Agreement”), among US Airways, Inc., a Delaware corporation (the “Assignor”), Republic Airline Inc., an Indiana corporation (the “Assignee”), US Airways Group, Inc., a Delaware corporation (the “Guarantor”), [Lender] (the “Lender”), and Wilmington Trust Company (the “Security Trustee”).

RECITALS

WHEREAS, the Assignor, the Lender and the Security Trustee have entered into the Loan Agreement (TN) (the “Existing Loan Agreement”) pursuant to which Assignor issued a Promissory Note to Lender (the “Existing Note” and, together with the Existing Loan Agreement, the “Existing Loan Documents”), in each case described in Appendix A attached hereto, and pursuant to the Existing Loan Agreement the Assignor and the Security Trustee have entered into the Aircraft Security Agreement (TN), as supplemented by Security Agreement Supplement No. 1 thereto (the “Existing Security Agreement”), relating to the secured loan financing of the airframe and engines described in Appendix A attached hereto (collectively, the “Aircraft”);

WHEREAS, pursuant to the Global Aircraft Transaction Agreement, dated as of September 21, 2005, between the Assignor and Republic Airways Holdings Inc. (the “Transaction Agreement”), the Assignor has agreed to sell the Aircraft to the Assignee and to assign to Assignee all of the rights and obligations of Assignor under the Existing Loan Documents, as amended and restated in accordance with Schedule 7 to the Transaction Agreement immediately upon effectiveness of such assignment and assumption (the “Amended and Restated Loan Documents”);

WHEREAS, in connection with such amendment and restatement the Aircraft and other collateral under the Existing Security Agreement will be released and become subject to a new Aircraft Security Agreement entered into pursuant to the Amended and Restated Loan Documents; and

WHEREAS, in order to evidence such assignment and assumption, the parties hereto wish to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Unless otherwise defined herein, terms defined in the Transaction Agreement and used herein shall have the meanings given to them in the Transaction Agreement.

2. The Assignor does hereby sell, convey, assign, transfer and set over unto the Assignee all of its right, title and interest in, under and with respect to the Existing Loan Documents, effective at the time that the FAA Bill of Sale conveying the Aircraft from Assignor to Assignee shall have been filed with the FAA for recordation (the “Effective Time”), other than Assignor’s right to any payment under any Existing Loan Documents as a result or arising out of events occurring or circumstances existing prior to the Effective Time and right to enforce payment thereof.

3. The Assignee hereby irrevocably assumes, undertakes and agrees to perform and observe in all respects all of the duties and obligations of the Assignor under the Existing Loan Documents, as amended and restated as of the Effective Time pursuant to the Amended and Restated Loan Documents, arising at or after the Effective Time, and Assignor shall remain responsible for all duties and obligations of Assignor under the Existing Loan Documents arising prior to (and, in the case of any reimbursement or indemnification obligation, with respect to events or circumstances occurring prior to) the Effective Time (the “Retained Obligations”). Immediately prior to the Effective Time, Assignor shall pay to the Lender $[Interest], representing accrued and unpaid interest under the Existing Loan Agreement. Lender and Assignor represent and warrant to the Assignee that the outstanding unpaid principal amount of the loan as of the date hereof is $[Principal] (the “Current Loan Balance”).

4. Assignor is hereby released and discharged from all of its indebtedness, duties and obligations under the Existing Loan Documents, except with respect to the Retained Obligations.

5. Each of the Lender and the Security Trustee hereby consents to the assignment, assumption, release and discharge contained in paragraphs 2, 3 and 4 and confirms that Assignee shall have no duties or obligations under any Existing Loan Document, except to the extent expressly set forth in the Amended and Restated Loan Documents. Lender hereby instructs the Security Trustee to grant the consent pursuant to the preceding sentence and to enter into this Agreement.

6. Each of the Lender and the Security Trustee hereby releases and discharges Guarantor from its obligations under the Guaranty (as defined in the Existing Loan Documents). Each of the parties hereto acknowledges and agrees that, at the Effective Time, the Engine Warranty Assignment shall be terminated.

7. Each party to this Agreement represents and warrants to the other parties hereto that (i) such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (in the case of Assignor and the Guarantor, pursuant to Sections 1107 and 1108 of the Bankruptcy Code and orders of the Bankruptcy Court) has the power and authority to enter into and perform its obligations under this Agreement and (ii) this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

8. Each party hereto will execute and deliver such additional documents and take such further acts as any other party hereto shall reasonably request to consummate the transactions contemplated hereby.

9. This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument.

10. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11. The provisions of this Agreement may be modified or amended only by an instrument or instruments in writing signed by each party hereto.

12. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date first above written.

US AIRWAYS, INC.

By

Name:

Title:

US AIRWAYS GROUP, INC.

By

Name:

Title:

REPUBLIC AIRLINE INC.

By

Name:

Title:

[Lender]

By

Name:

Title:

WILMINGTON TRUST COMPANY,

as Security Trustee

By

Name:

Title:

Appendix A

EXISTING LOAN DOCUMENTS

AND DESCRIPTION OF THE AIRCRAFT

1. The following are the Existing Loan Documents:
[ELD]

2. The following is a description of the Aircraft:
[Aircraft]

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EXHIBIT B

LEASE DOCUMENTS ASSIGNMENT AGREEMENT (TN)

LEASE DOCUMENTS ASSIGNMENT AGREEMENT (TN), dated as of [________, 2005] (this “Agreement”), among US Airways, Inc., a Delaware corporation (the “Assignor”), Republic Airline Inc., an Indiana corporation (the “Assignee”), US Airways Group, Inc., a Delaware corporation (“Guarantor”), Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Trustee (the “Owner Trustee”), [_______], a Delaware corporation (the “Owner Participant”) and [_______], a Delaware corporation (the “OP Guarantor”).

RECITALS

WHEREAS, (i) the Assignor and the Owner Trustee have entered into the Lease, as supplemented by Lease Supplement No. 1 (the “Relevant Lease”), (ii) the Assignor, the Owner Trustee and the Owner Participant have entered into the Participation Agreement and (iii) the Assignor and the Owner Participant have entered into the Tax Indemnity Agreement, in each case as described in Appendix A attached hereto (collectively, the “Relevant Lease Documents”), relating to the lease financing of the airframe and engines described in Appendix B attached hereto (collectively, the “Aircraft”), which Lease and Lease Supplement No. 1 were recorded by the FAA as one instrument on the date and assigned the Conveyance Number set forth on Appendix B;

WHEREAS, the Assignor has agreed to assign to Assignee and the Assignee has agreed to assume the rights and obligations of the Assignor under the Relevant Lease Documents; and

WHEREAS, in order to evidence such assignment and assumption the parties hereto wish to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Unless otherwise defined herein, terms defined in the Relevant Lease Documents and used herein shall have the meanings given to them in the Relevant Lease Documents.

2. The Assignor does hereby sell, convey, assign, transfer and set over unto the Assignee all of its right, title and interest in, under and with respect to the Relevant Lease Documents, effective at the time that this Agreement shall have been filed with the FAA for recordation (the “Effective Time”), other than Assignor’s right to any payment under any Relevant Lease Documents as a result or arising out of events occurring or circumstances existing prior to the Effective Time and right to enforce payment thereof.

3. The Assignee hereby irrevocably assumes, undertakes and agrees to perform and observe in all respects the duties and obligations of the Assignor under the Relevant Lease Documents arising at or after (and, in the case of the Tax Indemnity Agreement or any other reimbursement or indemnification obligation, solely with respect to events or circumstances occurring at or after) the Effective Time (except to the extent included in the Retained Obligations (as defined below), and Assignor shall remain responsible for all duties and obligations of Assignor (i) under the Relevant Lease Documents arising prior to the Effective Time, (ii) under the Tax Indemnity Agreement or any other reimbursement or indemnification obligation contained in the Relevant Lease Documents, with respect to events or circumstances occurring prior to the Effective Time and (iii) under Section 5(b) (General Tax Indemnity) or 5(c) (General Indemnity) of the Participation Agreement or under the Tax Indemnity Agreement to the extent attributable to the transactions effected pursuant to this Agreement (including without limitation the reasonable out-of-pocket costs and expenses (including reasonable fees and expenses of counsel) of Owner Participant and Owner Trustee incurred in connection with such transactions)) (collectively, the “Retained Obligations”). Immediately prior to the Effective Time, Assignor shall pay to the Owner Trustee $[Due Rent], representing accrued Basic Rent to and including the date hereof (which shall be deemed a Retained Obligation), and the amount of Basic Rent due on the first Rent Payment Date after the date hereof shall be $[Next Rent], representing the scheduled Basic Rent due on such date minus such amount payable by Assignor. If Assignee shall be required pursuant to the Relevant Lease to make a payment based on Termination Value prior to the first Rent Payment Date after the date of this Agreement, the amount payable by Assignee shall be equitably adjusted to give effect to the payment of accrued Basic Rent by Assignor to Owner Trustee pursuant to this Section.

4. Assignor is hereby released and discharged from all duties and obligations under the Relevant Lease Documents, except with respect to the Retained Obligations, or under the Purchase Agreement Assignment or Engine Agreement Assignment.

5. Each of Owner Participant and Owner Trustee hereby consents to the assignment, assumption, release and discharge contained in paragraphs 2, 3 and 4 and confirms that Assignee shall have no duties or obligations with respect to the Retained Obligations. Owner Participant hereby instructs Owner Trustee to grant the consent pursuant to the preceding sentence and to enter into this Agreement.

6. OP Guarantor hereby consents to the assignment, assumption, release and discharge contained in paragraphs 2, 3 and 4 and confirms that the OP Guaranty (as defined in the Relevant Lease) shall continue in full force and effect after giving effect to such assignment, assumption, release and discharge with Assignee as a beneficiary of the OP Guaranty.

7. Each of Owner Trustee and Owner Participant hereby releases and discharges Guarantor from its obligations under the Guaranty.

8. Each party to this Agreement represents and warrants to the other parties hereto that (i) such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (in the case of Assignor and the Guarantor, pursuant to Sections 1107 and 1108 of the Bankruptcy Code and orders of the Bankruptcy Court (as such terms are defined in the Transaction Agreement) has the power and authority to enter into and perform its obligations under this Agreement and (ii) this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

9. Each party hereto will execute and deliver such additional documents and take such further acts as any other party hereto shall reasonably request to consummate the transactions contemplated hereby.

10. This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument.

11. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

12. The provisions of this Agreement may be modified or amended only by an instrument or instruments in writing signed by each party hereto.

13. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

[Remainder of this page is blank.]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date first above written.

US AIRWAYS, INC.

By

Name:

Title:

US AIRWAYS GROUP, INC.

By

Name:

Title:

REPUBLIC AIRLINE INC.

By

Name:

Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,

not in its individual capacity but solely

as Owner Trustee

By

Name:

Title:

[Owner Participant]

By

Name:

Title:

[OP Guarantor]

By

Name:

Title:

Appendix A

RELEVANT LEASE DOCUMENTS

Appendix B

DESCRIPTION OF THE AIRCRAFT

AND FAA RECORDING INFORMATION

EXHIBIT Ci
FORM OF

AIRCRAFT BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS THAT US Airways, Inc., a Delaware corporation (“SELLER”), is the owner of good and marketable title to that certain Embraer model ERJ 170-100 SU airframe bearing Manufacturer’s Serial No. [ ], and two General Electric model CF 34-8E5 engines bearing manufacturer’s serial numbers [ ] and [ ], together with all appliances, parts, instruments, appurtenances, accessories, furnishings and/or other equipment or property incorporated in or installed on or attached to said airframe or either such engine (hereinafter collectively referred to as the “Aircraft”).

THAT for and in consideration of the sum of US$10.00 and other valuable consideration, receipt of which is hereby acknowledged, SELLER does hereby, grant, convey, transfer, bargain and sell, deliver and set over to Republic Airline Inc., an Indiana corporation (“BUYER”), and unto its successors and assigns forever, all of SELLER’s rights, title and interest in and to the Aircraft.

THAT SELLER hereby represents and warrants to BUYER, its successors and assigns:

(i)	that SELLER has good and marketable title to the Aircraft; and

(ii)
that good and marketable title to the Aircraft is hereby duly vested in BUYER free and clear of all claims, liens, encumbrances and rights of others of any nature. SELLER hereby covenants and agrees to defend such title forever against all claims and demands whatsoever.

This Aircraft Bill of Sale is governed by the laws of the State of New York.

IN WITNESS WHEREOF, SELLER has caused this instrument to be executed and delivered by its duly authorized officer on this [_ ]day of [ ].

US AIRWAYS, INC.

By:
Name:
Title

3

EXHIBIT Di
FORM OF

EQUIPMENT BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS THAT US Airways, Inc., a Delaware corporation (“SELLER”), is the owner of good and legal title to that certain equipment, described on Annex 1 hereto, [insert the following in the case of the Simulator: except for the rights of CAE Inc. with respect to its intellectual property licensed pursuant to the License Agreement for the EMB 170 CAE Simfinity VSIM and IPT, dated March 23, 2004, between CAE Inc. and US Airways, Inc.,] together with all appurtenances, accessories, furnishings and/or other equipment or property incorporated in or attached to said equipment (hereinafter collectively referred to as the “Equipment”).

THAT for and in consideration of the sum of US$10.00 and other valuable consideration, receipt of which is hereby acknowledged, SELLER does hereby, grant, convey, transfer, bargain and sell, deliver and set over to [_______________, a _________ ________] (“BUYER”), and unto its successors and assigns forever, all of SELLER’s rights, title and interest in and to the Equipment.

THAT SELLER hereby represents and warrants to BUYER, its successors and assigns:

(i)	that SELLER has good and legal title to the Equipment and the good and lawful right to sell the same; and

(ii)
that good and legal title to the Equipment is hereby duly vested in BUYER free and clear of all claims, liens, encumbrances and rights of others of any nature. SELLER hereby covenants and agrees to defend such title forever against all claims and demands whatsoever, excepting only any claims, liens, encumbrances and rights of others arising out of or through acts or omissions of Buyer or its successors and assigns.

This Equipment Bill of Sale is governed by the laws of the State of New York.

IN WITNESS WHEREOF, SELLER has caused this instrument to be executed and delivered by its duly authorized officer on this [_ ]day of [ ].

US AIRWAYS, INC.

By:
Name:
Title:

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EXHIBIT E

FORM OF
DELIVERY RECEIPT

Pursuant to Section [5.07][6.07] of the Global Aircraft Transaction Agreement, dated as of September 21, 2005 (the “Agreement”), between Republic Airways Holdings Inc. and US Airways, Inc., the undersigned hereby acknowledges the delivery to it of one Embraer model ERJ 170-100 SU aircraft bearing manufacturer’s serial No.[_____], and two General Electric model CF34-8E5 engines bearing manufacturer’s serial numbers [_______] and  [______], at the location set forth below, effective at the time that the [FAA Bill of Sale] [Lease Documents Assignment] with respect to such aircraft is filed with the FAA for recordation. Terms defined in the Agreement and used herein have such respective defined meanings.

Date: ___________, 2005

Location: ________________

[Republic Designee]

By:

Name:

Title:

2

EXHIBIT F
i
*

LEASE AGREEMENT ([TN])

dated as of [Date], 2005

between

REPUBLIC AIRLINE INC.,

as Lessor

and

US AIRWAYS, INC.,

as Lessee

One (1) Embraer ERJ170-100SU Aircraft

U.S. Registration Mark [TN]

This Lease has been executed in multiple counterparts. The counterpart to be deemed the Original Counterpart contains a receipt therefor executed by the Security Trustee on its signature page. To the extent that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), a security interest in this Lease perfected by possession may be perfected only by the possession of that Original Counterpart.

Vedder, Price, Kaufman & Kammholz, P.C.

Chicago, Illinois

Section 1.Definitions1

Section 2.Agreement to Lease1
2.1Delivery1
2.2Acceptance1

Section 3.Term; Rent; Security Deposit; Maintenance Reserve1
3.1Term1
3.2Rent1
3.3Security Deposit2
3.4Maintenance Reserve2
3.5Manner of Payment4

Section 4.Disclaimer; Certain Agreements of Lessor; Section 1110 Matters4
4.1Disclaimer4
4.2Certain Agreements of Lessor5
4.3Quiet Enjoyment5
4.4Title Transfers by Lessor5
4.5Lessor’s Interest in Certain Engines6
4.6Section 1110 of Bankruptcy Code6

Section 5.Return of Aircraft6
5.1Compliance with Annex B6
5.2Return of Engines6

Section 6.Liens6

Section 7.Registration, Operation, Possession, Subleasing and Records7
7.1Registration and Operation7
7.2Possession11
7.3Certain Limitations on Subleasing or Other Relinquishment of Possession15

Section 8.Maintenance; Replacement and Pooling of Parts; Alterations, Modifications and Additions16
8.1Maintenance; Replacement and Pooling of Parts; Alterations, Modifications and Additions16
8.2Information for Filings16

Section 9.Loss, Destruction, Requisition, Etc16
9.1Event of Loss With Respect to Aircraft16
9.2Event of Loss With Respect to an Engine18
9.3Conditions to any Replacement18
9.4Conveyance to Lease21
9.5Costs21
9.6No Change in Payment Obligations21
9.7Application of Non-Insurance Payments for Loss21
9.8Requisition of Aircraft for Use22
9.9Application of Payments22
9.10Application of Payments During Existence of Certain Defaults22

Section 10.Insurance22
10.1Lessee’s Obligation to Insure22
10.2Insurance for Own Account22
10.3Indemnification by Government in Lieu of Insurance23
10.4Application of Insurance Proceeds23
10.5Application of Payments During Existence of Default23

Section 11.Inspection23

Section 12.Assignment; Merger24
12.1In General24
12.2Merger of Lessee25

Section 13.Events of Default26

Section 14.Remedies27
14.1Return and Repossession28
14.2Sale and Use28
14.3Certain Liquidated Damages28
14.4Liquidated Damages Upon Sale29
14.5Rescission29
14.6Other Remedies29
14.7Limitations Under CRAF30
14.8Right To Perform For Lessee30
14.9Remedies Cumulative30
14.10Determination of Fair Market Rental Value and Fair Market Sales Value30

Section 15.Termination and Purchase Option31
15.1Termination for failure to confirm Plan31
15.2Termination at Lessor’s Option31
15.3Purchase Option32

Section 16.Lessee’s Obligations; No Set Off, Counterclaim, Etc.; Disclaimers33
16.1Lessee’s Obligations; No Set Off, Counterclaim, Etc.33
16.2Certain Lessee Covenants33

Section 17.Investment of Security Funds34
17.1Investment of Security Funds34
17.2Liability for Losses34

Section 18.Indemnification and Expenses35
18.1General Indemnity35
18.2General Tax Indemnity39
18.3Survival of Certain Obligations39

Section 19.Confidentiality39

Section 20.Change of Citizenship40
20.1Generally40
20.2Citizen40

Section 21.Miscellaneous40
21.1Amendments40
21.2Severability40
21.3Operational Provisions41
21.4Counterparts41
21.5Notices41
21.6Representations and Warranties of Lessee41
21.7Representations and Warranties of Lessor42

Section 22.Governing Law; Submission to Jurisdiction; Waivers43

Section 23.WAIVERS OF JURY TRIAL43

Section 24.Complete Agreement44

TABLE OF CONTENTS(continued)Page

EXHIBIT I	-	Form of Lease Supplement
SCHEDULE 1	-	Basic Rent
SCHEDULE 2	-	Stipulated Loss Value
SCHEDULE 3	-	Security Deposit; Minimum Liability Insurance ; Threshold Amount
SCHEDULE 4	-	Accounts; Addresses
ANNEX A	-	Definitions
ANNEX B	-	Return of Aircraft
ANNEX C	-	Maintenance; Parts; Modifications, Etc.
ANNEX D	-	Insurance
ANNEX E	-	Permitted Countries
ANNEX F	-	General Tax Indemnity

LEASE AGREEMENT

THIS LEASE AGREEMENT dated as of [Date], 2005 (this “Lease”) is between REPUBLIC AIRLINE INC., an Indiana corporation (“Lessor”), and US AIRWAYS, INC., a Delaware corporation, as lessee (“Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor has (1) purchased the Aircraft from Lessee and (2) assumed certain debt obligations associated with the Aircraft; and

WHEREAS, Lessor has agreed to lease the Aircraft to Lessee.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.  Definitions. Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Part I of Appendix A hereto for all purposes of this Lease and this Lease shall be interpreted in accordance with the rules of construction set forth in Part II of Appendix A hereto.

Section 2.  Agreement to Lease.

2.1  Delivery. Lessor hereby agrees on the Delivery Date to accept delivery of, and lease to Lessee hereunder, and Lessee hereby agrees to accept delivery of, and to lease from Lessor hereunder, the Aircraft, whereupon the Term shall commence.

2.2  Acceptance. Lessee and Lessor hereby agree that the execution and delivery of a Lease Supplement in the form of Exhibit I hereto for the Aircraft shall be deemed to constitute irrevocable acceptance of the Aircraft by Lessee for all purposes under this Lease.

Section 3.  Term; Rent; Security Deposit; Maintenance Reserve.

3.1  Term. Subject to acceptance of the Aircraft as provided in Section 2, Lessee hereby leases from Lessor the Aircraft for the Term.

3.2  Rent.

3.2.1  Basic Rent. Lessee agrees to pay Lessor for the Aircraft rent in Dollars in advance on each Basic Rent Payment Date occurring during the Term (the “Basic Rent”), in an amount equal to the amount set forth on Schedule I to the Lease.

3.2.2  Supplemental Rent. Lessee shall pay all Supplemental Rent to Lessor or to such other Person to whom such amount may be owed as the same shall become due and owing and in the currency (whether Dollars or another currency) in which the same is due and owing. To the extent that no due date is set with respect to any Supplemental Rent, such Supplemental Rent shall be due within ten Business Days after demand. In the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have the same rights, powers and remedies provided for herein or by law or equity or otherwise as in the case of nonpayment of Basic Rent. Lessee will also pay interest on demand to the recipient entitled thereto, as Supplemental Rent, to the extent permitted by Law, at a rate per annum equal to the applicable Past Due Rate on any part of any Rent not paid by 1:00 p.m. New York time on the date when due (so long as, in the case of any Person other than Lessor, Lessee had received timely notice from such Person of the account to which such payment was required to be made) for the period from and including the due date thereof to but excluding the date on which the same is paid in full.

3.3  Security Deposit. On or prior to the Delivery Date, Lessee shall pay to Lessor an amount equal to the sum of two months Basic Rent as security for its obligations hereunder (the “Security Deposit”). The Security Deposit shall be held, invested and applied by Lessor in accordance with the terms hereof including Section 17.1 hereof. Lessee hereby assigns, transfers and pledges to Lessor, and hereby grants to Lessor, a first-priority security interest in, the Security Deposit to secure all payments due by Lessee under this Lease. If an Event of Default shall occur and be continuing, without prior notice to Lessee, Lessor shall have the right (but not the obligation) to set off against, use or apply any or all of the Security Deposit in full or partial payment of the amounts payable by Lessee under this Lease or against any damages, costs or expenses suffered or incurred by Lessor in respect of such Event of Default hereunder or against any other amounts for which Lessee is liable under this Lease. Any such use or application shall not, however, be deemed a cure by Lessee, or waiver by Lessor, of any Default. So long as no Event of Default shall have occurred and be continuing, that portion, if any, of the Security Deposit, including any interest earned thereon, that has not previously been used or applied, or set off against, as provided for in this Lease, shall be returned to Lessee by wire transfer of immediately available Dollars to an account of Lessee, specified in writing by Lessee to Lessor (A) on the date which the Aircraft is returned to Lessor in accordance and full compliance with this Lease or (B) if an Event of Loss with respect to the Airframe shall have occurred, on the date upon which Lessor has been paid all amounts required to be paid under, and as provided in, Section 9 hereof.

3.4  Maintenance Reserve.

3.4.1  Lessee shall pay to Lessor as Supplemental Rent on the Delivery Date, and on the 1st and 15th day of every month during the Term (excluding if such day is day on which the Term ends) (each a “MR Payment Date”) maintenance reserves, in advance, in an amount equal to $300 per flight hour based on an assumed monthly utilization rate of 300 flight hours per month (the “Maintenance Reserves”). The Maintenance Reserves shall, unless and until paid out in accordance with the terms hereof, be and remain the property of the Lessor.

3.4.2  Commencing with the date that is ten (10) days after the end of the calendar month in which the Delivery Date occurs and no later than the tenth day after each succeeding month during the Term, Lessee will notify Lessor of the actual flight hours completed by the Airframe in the previous month. No later than fifteen days after the end of each such calendar month, Lessor shall provide Lessee with a statement showing the amount determined by multiplying $300 by the actual flight hours for such month. Lessee and Lessor agree that the Maintenance Reserve payment to be made on the 1st day of each month after the calendar month following the calendar month in which the Delivery Date occurs shall be adjusted to reflect the actual flight hours for the second month immediately preceding such month by increasing such payment, if the amount referred to in the preceding sentence exceeds $90,000, by the amount of such excess, or by decreasing such payment, if the amount referred to in the preceding sentence is less than $90,000, by the amount of such difference; provided, that for purposes of adjustments with respect to flight hours in the month in which the Delivery Date occurs, the foregoing references to $90,000 shall be $90,000 multiplied by a fraction the numerator of which shall be the number of days from and including the Delivery Date to and including the last day of such month and the denominator of which shall be the number of days in such month. Within 10 days after the end of the Term, Lessee will notify Lessor of the actual flight hours completed by the Airframe from the first day in the immediately preceding month prior to the month in which the Term ends to the return of the Aircraft to Lessor pursuant to Annex B (the “Relevant Period”). No later than the fifteenth day after the end of the Term, Lessor shall provide Lessee with a statement showing (i) the Maintenance Reserves required to be paid during the Relevant Period (without giving effect to any adjustment pursuant to the third sentence of this Section) and (ii) the amount determined by multiplying $300 by the actual flight hours during the Relevant Period. Within fifteen days after Lessor provides Lessee with such statement, if the amount referred to in clause (ii) of the preceding sentence exceeds the amount referred to in clause (i), Lessee shall pay to Lessor the amount of such excess or, if the amount referred to in clause (i) of the preceding sentence exceeds the amount referred to in clause (ii), Lessor shall pay to Lessee the amount of such excess, provided however, that if the Term shall have ended on the 1st day of any month, then in addition to the above amounts, on the date Lessee or Lessor would be required to make a payment as provided above in this sentence, Lessee shall pay to Lessor the amount by which the Maintenance Reserve payment to be made on the last day of the Term would otherwise have been increased as provided herein or Lessor shall pay to Lessee the amount by which such Maintenance Reserve payment would otherwise have been decreased as provided herein, whichever is applicable.

3.4.3  Upon completion of maintenance on the Airframe that is within the workscope of a C-check under the Maintenance Program or off-wing maintenance on either Engine, Lessee shall be entitled to reimbursement from the Maintenance Reserve for the cost of such maintenance, based on the actual cost paid to a third-party maintenance provider or, if Lessee performed such overhaul, based on Lessee’s standard in-house labor rates for the performance of such maintenance and then current prices from parts and materials, so long as no Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing. In order to obtain such reimbursement, Lessee shall submit to Lessor and Owner Participant an invoice and documentation providing reasonably detailed evidence of the performance of work for which Lessee is entitled to reimbursement and of the calculation of the cost thereof. Upon compliance with the foregoing, Lessor shall promptly pay to Lessee from the Maintenance Reserves the amount of such cost or, if less, the amount of the Maintenance Reserves on hand, and any such deficiency shall be reimbursed from any future Maintenance Reserve payments when and as received by Lessor, provided that Lessor shall have no other responsibility for any such deficiency.

3.4.4  For the avoidance of doubt, Lessee has no right to payment of any Lessor Maintenance Disbursement except as expressly provided in Section 3.4.3 and in this Section 3.4.4. Lessee acknowledges that Lessor may commingle the Maintenance Reserves with its general funds and no interest shall accrue in favor of Lessee in respect of Maintenance Reserves held by Lessor. Any Maintenance Reserves remaining at the end of the Term shall be the property of Lessor, provided, however, if Lessee purchases the Aircraft pursuant to Section 15.3 hereof, any such remaining Maintenance Reserve shall be the property of Lessee and Lessor shall pay such amounts to Lessee within fifteen days from the date Lessee has paid all amounts required to be paid by it hereunder.

3.5  Manner of Payment.

3.5.1  Payments of Rent by Lessee shall be paid by wire transfer of immediately available Dollars, not later than 1:00 p.m., New York time, on the date when due, to the account of Lessor specified in Schedule 4 hereto or to such other account in the United States as directed by Lessor to Lessee in writing at least ten Business Days prior to the date such payment of Rent is due or, in the case of any payment of Supplemental Rent expressly payable to a person other than Lessor, to the person that shall be entitled thereto to such account in the United States as such person may specify from time to time to Lessee at least ten Business Days prior to the date such payment of Rent is due. Whenever any payment of Rent shall become due on a date which is not a Business Day, or if any such payment is payable on demand and demand is made on a Business Day outside normal banking hours of the recipient of such demand, the due date for such payment shall be the immediately succeeding Business Day and, if such payment is made on such next Business Day, no interest shall accrue on the amount of such payment during such extension.

3.5.2  All computations of interest under this Lease shall be made on the basis of a year of 365 days (or 366, if applicable) and actual days elapsed.

Section 4.  Disclaimer; Certain Agreements of Lessor; Section 1110 Matters.

4.1  Disclaimer. LESSOR LEASES AND LESSEE TAKES THE AIRCRAFT “AS-IS, WHERE-IS WITH ALL FAULTS.” LESSEE ACKNOWLEDGES AND AGREES THAT AS BETWEEN LESSEE AND LESSOR (i) LESSEE HAS SELECTED THE AIRCRAFT AND MANUFACTURER THEREOF, (ii) THE AIRFRAME AND EACH ENGINE IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY AND ACCEPTABLE TO LESSEE, (iii) LESSEE IS SATISFIED THAT THE AIRFRAME AND EACH ENGINE IS SUITABLE FOR ITS PURPOSES AND (iv) LESSOR IS NOT A MANUFACTURER OF PROPERTY OF SUCH KIND AND MAKES, HAS MADE OR SHALL BE DEEMED TO HAVE MADE, AND LESSOR WILL BE DEEMED TO HAVE EXPRESSLY DISCLAIMED, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO:

(V) THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, TITLE CONVEYED, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE OF THE AIRFRAME, ANY ENGINE OR ANY PART THEREOF;

(W) THE QUALITY OF THE MATERIAL OR WORKMANSHIP WITH RESPECT TO THE AIRFRAME, ANY ENGINE OR ANY PART THEREOF;

(X) THE ABSENCE OF LATENT OR ANY OTHER DEFECT IN THE AIRFRAME, ANY ENGINE OR ANY PART THEREOF, WHETHER OR NOT DISCOVERABLE;

(Y) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT OR THE LIKE; OR

(Z) THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRFRAME, ANY ENGINE OR ANY PART THEREOF, except that

(A) Lessor represents and warrants that on the Delivery Date, Lessor shall have received whatever title to the Aircraft as was conveyed to it; and

(B) Lessor represents and warrants that on the Delivery Date the Aircraft shall be free of Lessor Liens attributable to it.

None of the provisions of this Section 4.1 or any other provision of this Lease shall be deemed to amend, modify or otherwise affect the representations, warranties or other obligations (express or implied) of the Manufacturer or the Engine Manufacturer or any subcontractor or supplier of the Manufacturer or the Engine Manufacturer or any maintenance, repair or overhaul facility with respect to the Airframe, the Engines or any Parts, or to release the Manufacturer, the Engine Manufacturer or any such subcontractor or supplier or such maintenance, repair or overhaul facility from any such representation, warranty or obligation.

4.2  Certain Agreements of Lessor. Lessor acknowledges that Lessee has been provided warranties by the Manufacturer and Engine Manufacturer with respect to the Aircraft and that Lessor has no interest in such warranties.

4.3  Quiet Enjoyment. So long as no Event of Default shall have occurred and be continuing, neither Lessor nor any Person acting by, through, or under Lessor shall interfere with Lessee’s rights hereunder to continued possession, use and operation of, and quiet enjoyment of, the Aircraft.

4.4  Title Transfers by Lessor. If Lessor shall be required to transfer title to the Aircraft, Airframe, any Engine or any Part to Lessee or any other person pursuant to this Lease, then (a) Lessor shall (1) transfer to Lessee or such other person, as the case may be, all of Lessor’s right, title and interest in and to the Aircraft, Airframe, such Engine or such Part (such right, title and interest being no less than that transferred to Lessor by the Lessee), as the case may be, free and clear of all Lessor Liens but otherwise on an “as is, where is, with all faults” basis and (2) assign to Lessee or such other person, as the case may be, if and to the extent permitted, all claims, if any, for damage to the Aircraft, Airframe, such Engine or, upon request of Lessee, such Part, in each case free of Lessor Liens, and without recourse or warranty of any kind whatsoever (except as to the transfer described in clause (1) above and as to the absence of such Lessor Liens, as aforesaid), and (b) Lessor shall promptly deliver to Lessee or such other person, as the case may be, a bill of sale and agreements of assignment, in the case of Parts, as reasonably requested by Lessee, evidencing such transfer and assignment, and such other instruments of transfer, all in form and substance reasonably satisfactory to Lessee (or such other person, as the case may be), as Lessee (or such other person, as the case may be) may reasonably request.

4.5  Lessor’s Interest in Certain Engines. Lessor hereby agrees for the benefit of each lessor, conditional seller, indenture trustee or secured party of any engine leased to, or purchased by, Lessee or any Permitted Sublessee subject to a lease, conditional sale, trust indenture or other security agreement that Lessor, its successors and assigns will not acquire or claim, as against such lessor, conditional seller, indenture trustee or secured party, any right, title or interest in any engine solely as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease, conditional sale, trust indenture or other security agreement and owned by such lessor or conditional seller or subject to a trust indenture or security interest in favor of such indenture trustee or secured party.

4.6  Section 1110 of Bankruptcy Code. It is the intention of each of Lessee and Lessor that, in the event of any subsequent Chapter 11 case involving Lessee as debtor, Lessor shall be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the right to take possession of the Aircraft, Airframe, Engines and Parts and to enforce any of its other rights or remedies as provided in this Lease.

Section 5.  Return of Aircraft.

5.1  Compliance with Annex B. Lessee shall comply with each of the provisions of Annex B hereto, which provisions are hereby incorporated by this reference as if set forth in full herein.

5.2  Return of Engines. In the event that any Engine owned by Lessor shall not be installed on the Airframe at the time of return hereunder, Lessee shall be required to return the Airframe hereunder with a Replacement Engine meeting the requirements of, and in accordance with, Section 9 hereof, provided, that during the Bar Period, such Replacement Engine shall be a “Related Engine” (as defined in the Global Aircraft Transaction Agreement). Thereupon, Lessor will transfer to Lessee on an “as-is, where-is” basis, without recourse or warranty (except as to the absence of Lessor Liens attributable to it), all of Lessor’s right, title and interest in and to either Engine constituting part of the Aircraft but not installed on the Airframe at the time of the return of the Airframe.

Section 6.  Liens.

6.1  Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Airframe, any Engine or any Part, title thereto or any interest of Lessee therein (including its rights under this Lease) except: (a) the respective rights of Lessor and Lessee as provided herein or of any Permitted Sublessee under any Permitted Sublease; (b) the rights of others under agreements or arrangements to the extent permitted by Section 7.2 and Sections C and E of Annex C; (c) Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or an Engine or the interests of Lessor therein and do not involve any risk of criminal liability or material risk of unindemnified civil liability being imposed on Lessor; (d) Liens of suppliers, mechanics, workers, repairers, employees, airport operators, air traffic control authorities or other like Liens arising in the ordinary course of business and for amounts the payment of which are either not yet delinquent for more than 60 days or are being contested in good faith by appropriate proceedings, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or an Engine or the interests of Lessor therein and do not involve any risk of criminal liability or material risk of unindemnified civil liability being imposed on Lessor; (e) Liens arising out of judgments or awards against Lessee (or any Permitted Sublessee) so long as within 30 days after entry thereof a stay of execution shall have been entered or such Lien shall have been discharged or vacated; (f) salvage and similar rights of insurers under policies of insurance maintained with respect to the Aircraft; (g) Lessor Liens; and (h) Liens with respect to which Lessee (or any Permitted Sublessee) has provided a bond or other security adequate in the good faith opinion of Lessor.

Liens described in clauses (a) through (h) above are referred to herein as “Permitted Liens”. Lessee shall promptly, at its own expense, take (or cause to be taken) such action as may be necessary duly to discharge any such Lien other than a Permitted Lien arising at any time.

6.2  Except for the Lien of the Security Agreement, Lessor (a) will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien attributable to it on or with respect to all or any part of the Aircraft or this Lease, (b) will, at its own cost and expense, promptly take such action as may be necessary to discharge any Lessor Lien attributable to it on all or any part of the Aircraft or this Lease and (c) will hold harmless and indemnify Lessee, and its Affiliates, successors and permitted assigns, from and against (i) any and all Expenses, and (ii) any interference with the possession, operation or other use of all or any part of the Aircraft imposed on, incurred by or asserted against any of the foregoing as a consequence of any such Lessor Lien.

Section 7.  Registration, Operation, Possession, Subleasing and Records.

7.1  Registration and Operation.

7.1.1  Registration and Recordation. Lessee shall cause the Aircraft to be, and at all times during the Term to remain, duly registered with the FAA under the Federal Aviation Code in the name of Lessor (except to the extent in the case of an Aircraft intended to be registered in the United States, that such registration under the Federal Aviation Code cannot be effected with the FAA because of Lessor’s failure to comply with the citizenship requirements for registration of the Aircraft under the Federal Aviation Code) or with such other country of registry and in such name as shall be permitted under Section 7.1.2 below. Lessor shall execute any and all such documents as Lessee (or any Permitted Sublessee) may reasonably request for the purpose of effecting and continuing such registration. Lessee shall execute any and all such documents as may be required by law or as Lessor may reasonably request for the purpose of effecting and continuing such registration.

7.1.2  Re-registration. At any time after the Bar Period, so long as no Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing, Lessee may, by 30 days’ written notice to Lessor request to change the country of registration of the Aircraft to a Permitted Country.

(a)  Lessee shall be entitled to register the Aircraft or cause the Aircraft to be registered in a country other than the United States subject to compliance with the following:

(i)  each of the following requirements is satisfied:

(A)  no Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing at the time of such registration;

(B)  such proposed change of registration is made in connection with a Permitted Sublease to a Permitted Air Carrier;

(C)  such country is a Permitted Country;

(D)  such re-registration will not divest Lessor of title to the Aircraft; and

(E)  Lessee shall pay all costs, expenses, fees, recording and registration taxes, and other charges in connection with any such change in registration, including the reasonable out-of-pocket expenses of Lessor in connection with such change of registration, including, without limitation (1) the reasonable fees and disbursements of counsel to Lessor, (2) any filing or recording fees, Taxes or similar payments incurred in connection with the change of registration of the Aircraft and the establishment of Lessor’s title therein, and (3) all costs and expenses incurred in connection with any filings necessary to continue in the United States the Lessor’s title to the Aircraft;

(ii)  the Lessor shall have received an opinion of counsel (subject to customary exceptions) reasonably satisfactory to it and addressed to Lessor to the effect that:

(A)  such country would recognize the Lessor’s ownership interest in the Aircraft;

(B)  all filing, recording or other action necessary to protect Lessor’s title to the Aircraft shall have been accomplished (or, if such opinion cannot be given at the time of such proposed change in registration because such change in registration is not yet effective, (1) the opinion shall detail what filing, recording or other action is necessary and (2) the Lessor shall have received a certificate from Lessee that all possible preparations to accomplish such filing, recording and other action shall have been done, and (3) such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to Lessor promptly after the effective date of such change in registration);

(C)  it is not necessary, solely as a consequence of such change in registration and without giving effect to any other activity of Lessor (or any Affiliate thereof), as the case may be, for Lessor to qualify to do business in such country as a result of such reregistration;

(D)  unless Lessee or the Permitted Air Carrier shall have agreed to provide insurance reasonably satisfactory to Lessor covering the risk of requisition of title of the Aircraft by the government of such country (so long as the Aircraft is registered under the laws of such country), the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars and freely removable from such country (provided that if a license or permit is required and is customarily obtained in advance in such country, Lessee prior to such proposed reregistration shall have obtained such license or permit) for the taking or requisition by such government of such title;

(E)  if Lessee has entered into a sublease with a Permitted Foreign Air Carrier, there exist no possessory rights in favor of the Permitted Foreign Air Carrier under such sublease under the Law of such Permitted Foreign Air Carrier’s country of domicile that would, upon bankruptcy, reorganization or other insolvency proceedings of or other default by Lessee and assuming that at such time such Permitted Foreign Air Carrier is not insolvent or bankrupt, prevent the return or repossession of the Aircraft in accordance with and when permitted by the terms of Section 14 hereof upon the exercise by Lessor of its remedies under the Lease and there are no procedural impediments to the return of the Aircraft to Lessor materially greater than under United States law, and upon termination of any Permitted Sublease, registration shall be terminable without material burden or delay; and

(F)  there is no tort liability for a lessor of an aircraft not in possession thereof under the laws of such jurisdiction (or insurance reasonably satisfactory to Lessor may be provided in lieu of such opinion as to tort liability).

(b)  In addition, as a condition precedent to any change in registration Lessee shall have provided to Lessor a letter from a reputable independent insurance broker to the effect that the provisions of Section 10 hereof have been complied with after giving effect to such change of registration.

(c)  Lessor agrees that if Lessee requests a change of registration pursuant to this Section 7.1.2, it will take all such action reasonably requested by Lessee in order to effect such a change in registration, including the execution and delivery of such documents and instruments as may be necessary or advisable in connection therewith.

7.1.3  Markings. If permitted by applicable Law, on or reasonably promptly after the Delivery Date, Lessee will cause to be affixed to, and maintained in, the cockpit of the Airframe in a clearly visible location a placard of a reasonable size and shape bearing the following legend, in English: “LEASED FROM REPUBLIC AIRLINES INC. AND MORTGAGED TO WILMINGTON TRUST COMPANY, AS SECURITY TRUSTEE”. Such placard may be removed temporarily, if necessary, in the course of maintenance of the Airframe. If any such placard is damaged or becomes illegible, Lessee shall promptly replace it with a placard complying with the requirements of this Section 7.1.3.

7.1.4  Compliance With Law. Lessee shall not, and shall not allow any other Person to, use, operate, maintain, service, repair or overhaul the Airframe or either Engine in violation of any applicable Laws binding on or applicable to the Aircraft, Airframe or either Engine, or in violation of any airworthiness certificate, license or registration of any Government Entity having jurisdiction in any country in which the Aircraft is flown or relating to Lessee or the Aircraft, Airframe or either Engine, except for immaterial or non-recurring violations with respect to which corrective measures are taken promptly by Lessee or Permitted Sublessee, as the case may be, upon discovery, unless (i) the validity thereof is being contested in good faith and by appropriate proceedings which do not involve a material danger of the sale, forfeiture or loss of the Aircraft, Airframe or such Engine or the interest of Lessor therein (unless Lessee or any Permitted Sublessee has provided a bond or other security adequate in the good faith opinion of Lessor), any risk of criminal liability or any material risk of material civil liability against Lessor, or (ii) it is not possible for Lessee (or a Permitted Sublessee) to comply with the laws of a jurisdiction other than the United States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the Law of the United States (or such jurisdiction in which the Aircraft is then registered); provided that if the situation described in this clause (ii) persists for more than 30 days, then Lessee (or the Permitted Sublessee) shall remove the Aircraft from such other jurisdiction (and remove the Aircraft from registration in such other jurisdiction if then there registered) and return the Aircraft to the United States (and register the Aircraft in the United States) and Lessor shall cooperate, at Lessee’s cost and expense, with such removal, deregistration and reregistration.

7.1.5  Operation. Lessee shall not (and shall not permit any other person to) operate, use or locate the Aircraft, Airframe or either Engine, or allow the Aircraft, Airframe or either Engine to be operated, used or located (a) in any area excluded from coverage by any insurance required by the terms of Section 10, except in the case of a requisition by the U.S. Government where Lessee obtains (and provides evidence of) an indemnity in lieu of such insurance from the U.S. Government, or insurance from the U.S. Government, covering such area, in accordance with Section 10 or (b) in any recognized area of hostilities unless fully covered in accordance with Annex D by war-risk insurance as required by the terms of Section 10 (including, without limitation, Section 10.3), unless in any case referred to in this Section 7.1.5 the Aircraft is only temporarily operated, used or located in such area as a result of an emergency, equipment malfunction, navigational error, hijacking, weather condition or other similar unforeseen circumstances, so long as Lessee diligently and in good faith proceeds to remove the Aircraft from such area.

7.2  Possession. Lessee will not, without the prior written consent of Lessor lease or otherwise in any manner deliver, transfer or relinquish possession of the Aircraft, Airframe or either Engine or install either Engine, or permit either Engine to be installed, on any airframe other than the Airframe; provided, however, subject to the provisions of Section 7.3, Lessee may without such prior written consent:

7.2.1  Interchange and Pooling. At any time after the Bar Period, subject or permit any Permitted Sublessee to subject (x) the Airframe to an airframe interchange agreement or (y) either Engine to normal interchange agreements or pooling agreements or arrangements, in each case customary in the commercial airline industry and entered into by Lessee or such Permitted Sublessee, as the case may be, in the ordinary course of business; provided, however, that (i) if Lessor’s title to either Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and Lessee shall be required to replace such Engine with a Replacement Engine meeting the requirements of, and in accordance with, Section 9, and (ii) any airframe interchange agreement to which the Airframe may be subject shall be with a U.S. Air Carrier or a Permitted Foreign Air Carrier.

7.2.2  Testing and Service. Deliver or permit any Permitted Sublessee to deliver possession of the Aircraft, Airframe, either Engine or any Part (i) to the manufacturer thereof or to any qualified third-party maintenance provider, for testing, service, repair, maintenance or overhaul work on the Aircraft, Airframe, either Engine or any Part, or for alterations or modifications in or additions to the Aircraft, Airframe or either Engine or (ii) to any Person for the purpose of transport to a Person referred to in the preceding clause (i).

7.2.3  Transfer to U.S. Government. Transfer or permit any Permitted Sublessee to transfer possession of the Aircraft, Airframe or either Engine to the U.S. Government, in which event Lessee shall promptly notify Lessor in writing of any such transfer of possession and, in the case of any transfer pursuant to CRAF, in such notification shall identify by name, address and telephone numbers the Contracting Office Representative or Representatives for the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under CRAF and in any other case pursuant to a lease agreement a copy of which shall be provided to Lessor.

7.2.4  Installation of Engines on Owned Aircraft. Install or permit any Permitted Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee, free and clear of all Liens, except (i) Permitted Liens and those that do not apply to such Engine and (ii) the rights of third parties under normal interchange or pooling agreements and arrangements of the type that would be permitted under Section 7.2.1.

7.2.5  Installation of Engines on Other Airframes. Install or permit any Permitted Sublessee to install an Engine on an airframe leased to Lessee or such Permitted Sublessee, or purchased by Lessee or such Permitted Sublessee and subject to a mortgage, security agreement, conditional sale or other secured financing arrangement, but only if (a) such airframe is free and clear of all Liens, except (i) the rights of the parties to such lease, or any such secured financing arrangement, covering such airframe and (ii) Liens of the type permitted by clauses (i) and (ii) of Section 7.2.4 and (b) Lessee or Permitted Sublessee, as the case may be, shall have received from the lessor, mortgagee, secured party or conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, mortgage, security agreement, conditional sale or other agreement covering such airframe), whereby such Person agrees that it will not acquire or claim any right, title or interest in, or Lien on, such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease or is owned by Lessor.

7.2.6  Installations of Engines on Financed Aircraft. Install or permit any Permitted Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee, leased to Lessee or such Permitted Sublessee, or purchased by Lessee or such Permitted Sublessee subject to a conditional sale or other security agreement under circumstances where neither Section 7.2.4 or 7.2.5 is applicable; provided, however, that any such installation shall be deemed an Event of Loss with respect to such Engine, and Lessee shall comply with Section 9.2 hereof in respect thereof.

7.2.7  Subleasing. With respect to the Aircraft, Airframe or either Engine, at any time after the Bar Period, so long as no Payment Default, Bankruptcy Default or Event of Default has occurred and is continuing at the commencement of the lease term, enter into a lease with any Permitted Air Carrier, but only if:

(a)  Lessee shall provide written notice to Lessor of Lessee’s intent to enter into a Permitted Sublease at least 10 days in advance of entering into such sublease, together with drafts of the sublease documents, and a copy of the executed sublease documents promptly after the commencement thereof; provided, that in the event of a Permitted Sublease to a wholly-owned operating subsidiary of Lessee or US Airways Group, Inc. no advance notice or drafts shall be necessary;

(b)  At the time that Lessee enters into such Permitted Sublease, such Permitted Sublessee shall not be subject to any bankruptcy, insolvency, liquidation, reorganization, dissolution or similar proceeding, shall not have substantially all of its property in the possession of any liquidator, trustee, receiver or similar person, shall be generally paying its debts as they become due, and, if such Permitted Sublessee is not a U.S. Air Carrier, shall have represented to Lessee in writing that it is not then seeking any reorganization or any readjustment of its debts;

(c)  Any such Permitted Sublease: (x) shall include provisions for the maintenance, operation, possession, inspection and insurance of, and removal of Liens on, the Aircraft that are not materially more permissive to the sublessee in any respect than the applicable provisions of this Lease (except to the extent that Lessee retains responsibility therefor), (y) shall be expressly subject and subordinate to all the terms of this Lease and to the rights, powers and remedies of Lessor hereunder and shall not require Lessor to qualify to do business in any jurisdiction in which Lessor is not otherwise required to do so, and (z) shall not permit any sub-subleasing of the Airframe or an Engine;

(d)  In connection with a sublease to a Permitted Foreign Air Carrier, Lessee shall have furnished Lessor an opinion of counsel (from reputable counsel selected by Lessee and reasonably satisfactory to Lessor) qualified in the country of domicile of such Permitted Foreign Air Carrier, that (i) the terms of such sublease are the legal, valid and binding obligations of the parties thereto enforceable under the Law of such jurisdiction, (ii) it is not necessary for Lessor to register or qualify to do business in such jurisdiction as a result, in whole or in part, of the proposed sublease, (iii) if the Aircraft is being registered in the jurisdiction of such Permitted Sublessee’s domicile the Law of such jurisdiction of domicile require fair compensation (as required by the terms of any then effective treaty or executive agreement to which the United States and such country are parties, or, in the absence of any such treaty or executive agreement, “just compensation” as used in Section 712 of the American Law Institute, Restatement of the Law Third, Restatement of Foreign Relations Law of the United States or any similar provision of any successor to such Restatement) by the government of such jurisdiction, payable in a currency freely convertible into Dollars, for the loss of title to the Aircraft, Airframe or Engines in the event of the requisition by such government of such title (unless Lessee shall provide insurance reasonably acceptable to Lessor in the amounts required with respect to hull insurance under Section 10 covering the requisition of title to the Aircraft, Airframe or Engines by the government of such jurisdiction so long as the Aircraft, Airframe or Engines are subject to such lease), (iv) the laws of such sublessee’s country of domicile would recognize Lessor’s title to the Aircraft, (v) the agreement of such Permitted Foreign Air Carrier that its rights under the sublease are subject and subordinate to all the terms of this Lease is enforceable against such Permitted Foreign Air Carrier under Applicable Laws, (vi) there exist no possessory rights in favor of the Permitted Foreign Air Carrier under such sublease under the Law of such Permitted Foreign Air Carrier’s country of domicile that would, upon bankruptcy, reorganization or other insolvency proceedings of or other default by Lessee and assuming that at such time such Permitted Foreign Air Carrier is not insolvent or bankrupt, prevent the return or repossession of the Aircraft in accordance with and when permitted by the terms of Section 14 hereof upon the exercise by Lessor of its remedies under Section 14 hereof, (vii) there is no strict tort liability imposed on owners or lessors with respect to an aircraft not in their possession in such jurisdiction (it being agreed that in the event such opinion cannot be given in a form reasonably satisfactory to the Lessor, such opinion shall be waived if insurance reasonably satisfactory to the Lessor is provided without cost to the Lessor to cover such risk), (viii) Lessor shall not be subject to adverse tax consequences (or in Lessor’s reasonable judgment, a substantial risk thereof) as a result of such sublease not otherwise indemnified for pursuant to the terms herein, except when Lessee then agrees to indemnify Lessor for such tax consequences in a manner reasonably satisfactory to Lessor, and (ix) the Permitted Foreign Air Carrier shall not be eligible to assert or shall effectively waive any right to sovereign immunity.

(e)  Lessee shall furnish to Lessor a certificate of its or the Permitted Sublessee’s insurance broker (so long as such broker is one of recognized international standing) to the effect that the insurance required by Section 10 is in effect at the time that the leased Aircraft, Airframe, or Engine is delivered to the Permitted Sublessee under such Permitted Sublease;

(f)  All necessary documents shall have been duly filed, registered or recorded in such public offices in the United States and in such country as may be required fully to preserve the title of Lessor in the Aircraft, Airframe and Engines;

(g)  Lessee shall reimburse Lessor for all of their reasonable out-of-pocket fees and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by Lessor in connection with any such Permitted Sublease;

(h)  Any such Permitted Sublease shall, if for a term longer than 6 months, be assigned and delivered to Lessor as additional security for the payment and performance of Lessee’s obligations hereunder pursuant to an instrument of assignment reasonably satisfactory to Lessor and as to which Lessor’s security interest is perfected (and any such sublease entered into by Lessee and so collaterally assigned shall provide that any payments due under such sublease shall be paid by the sublessee directly to Lessee unless a Payment Default, Bankruptcy Default or Event of Default (as the case may be) exists and the sublessee has been notified by Lessor thereof in writing, in which case such payments shall be paid by the sublessee directly to Lessor for so long as such Payment Default, Bankruptcy Default or Event of Default exists and may be applied against Lessee’s obligations hereunder as and when due, but at such time as no Payment Default, Bankruptcy Default or Event of Default exists and the sublessee has been notified by Lessor thereof in writing, such amounts shall be paid to Lessee to the extent not previously applied in accordance with the preceding sentence); provided, that unless (x) a Payment Default, Bankruptcy Default or Event of Default exists and (y) unless stayed, Lessor is exercising remedies in connection with such default, Lessee shall be entitled to exercise all of the rights of the “sublessor” under such sublease to the exclusion of Lessor.

7.3  Certain Limitations on Subleasing or Other Relinquishment of Possession. Notwithstanding anything to the contrary in Section 7.2:

7.3.1  The rights of any person that receives possession of the Aircraft in accordance with Section 7.2 shall be subject and subordinate to all the terms of this Lease and to Lessor’s rights, powers and remedies hereunder, including, without limitation (i) Lessor’s right to repossess the Aircraft pursuant to Section 14, (ii) Lessor’s right to terminate and avoid such sublease, delivery, transfer or relinquishment of possession upon the occurrence of an Event of Default and (iii) the right to require Lessee or such other Person to forthwith deliver the Aircraft, Airframe and the Engines upon the occurrence of an Event of Default;

7.3.2  Lessee shall remain primarily liable hereunder for the performance of all the terms of this Lease to the same extent as if such transfer had not occurred, and no transfer of possession of the Aircraft, Airframe, or any Engine or any failure of performance under or with respect to any such transfer shall in any way discharge or diminish any of Lessee’s obligations to Lessor hereunder;

7.3.3  Lessee shall ensure that no sublease, delivery, transfer or relinquishment permitted under Section 7.2 shall affect the United States registration of the Aircraft, unless also made in accordance with the provisions of Section 7.1.2;

7.3.4  Any event that constitutes or would, with the passage of time, constitute an Event of Loss under paragraph (c), (d), or (e) of the definition of such term shall not be deemed to violate the provisions of Section 7.2; and

7.3.5  Any Wet Lease or other similar arrangement under which Lessee (or a Permitted Sublessee) maintains operational control of the Aircraft shall not constitute a delivery, transfer or relinquishment of possession for purposes of Section 7.2 and shall not be prohibited by the terms hereof.

Section 8.  Maintenance; Replacement and Pooling of Parts; Alterations, Modifications and Additions.

8.1  Maintenance; Replacement and Pooling of Parts; Alterations, Modifications and Additions. At all times during the Term, Lessee shall comply with, or cause to be complied with, each of the provisions of Annex C, which provisions are hereby incorporated by this reference as if set forth in full herein.

8.2  Information for Filings. Lessee shall promptly furnish to Lessor such information (other than with respect to the citizenship of Lessor) within Lessee’s or any Permitted Sublessee’s possession, or reasonably available to or obtainable by Lessee or such Permitted Sublessee, as may be required to enable Lessor timely to file any reports required to be filed by it as lessor under this Lease with any Government Entity because of, or in connection with, the interest of Lessor in the Aircraft, Airframe or Engines or this Lease; provided, however, that with respect to any such information which Lessee reasonably deems commercially sensitive or confidential, Lessor to the extent time permits and so long as delay in providing such information will not expose the Lessor to any risk of criminal liability or any material risk of civil liability, shall afford Lessee a reasonable opportunity to seek from any such Government Entity a waiver of the obligation to provide any such information, or a consent to the filing of such information directly by Lessee in lieu of filing by Lessor, and if any such waiver or consent is evidenced to the reasonable satisfaction of Lessor then Lessee shall not be required to furnish such information to Lessor.

Section 9.  Loss, Destruction, Requisition, Etc.

9.1  Event of Loss With Respect to Aircraft.

9.1.1  Notice and Election. Upon the occurrence of an Event of Loss with respect to the Airframe, and either Engine or Engines installed thereon at the time of such Event of Loss, Lessee shall promptly (and in any event within 10 Business Days after such occurrence) give Lessor written notice of such Event of Loss. Within 60 days after such occurrence, Lessee shall give Lessor written notice of Lessee’s election to make payment in respect of such Event of Loss, as provided in Section 9.1.2, or, after the Bar Period and provided no Payment Default, Bankruptcy Default or Event of Default has occurred and is continuing, to replace the Airframe, and any such Engines, as provided in Section 9.1.3. Any failure by Lessee to give such notice of its election shall be deemed to be an election of the option set forth in Section 9.1.2. For purposes of Section 9.1.2, an Event of Loss with respect to the Airframe shall be deemed to constitute an Event of Loss with respect to the Aircraft. For purposes of Section 9.1.3, either Engine not actually suffering an Event of Loss shall not be required to be replaced.

9.1.2  Payment of Stipulated Loss Value. If Lessee elects (or is deemed to have elected), in accordance with Section 9.1.1, to make payment in respect of any such Event of Loss, then on or before the Business Day next following the earlier of (x) the 90th day following the date of the occurrence of such Event of Loss, and (y) the fourth Business Day following the receipt of insurance proceeds with respect to such occurrence (but in any event not earlier than the date of Lessee’s election under Section 9.1.1 to make payment under this Section 9.1.2) (such date of payment, the “Loss Payment Date”) Lessee shall pay (x) all unpaid Basic Rent due at any time prior to the Stipulated Loss Value Date that is on or immediately preceding the Loss Payment Date, (y) an amount equal to the Stipulated Loss Value computed as of the Stipulated Loss Value Date used in the foregoing clause (x) minus any Basic Rent due on or after such Stipulated Loss Value Date and paid to Lessor and (z) if such Loss Payment Date is not a Stipulated Loss Value Date, interest on the amount payable in the foregoing clause (y) at a rate per annum equal to the SLV Rate from and including such Stipulated Loss Value Date to but excluding such Loss Payment Date, computed on the basis of a 360-day year and the actual number of days elapsed. On or before the date required for payment of the amounts specified in the preceding sentence, Lessee shall also pay to Lessor all other amounts then due and payable by Lessee to such Person under this Lease. Upon payment in full of all amounts set forth in this Section 9.1.2 by Lessee, the obligation of Lessee to pay Basic Rent shall terminate, the Term shall end and Lessor will transfer the Aircraft to Lessee, as-is and where-is and with all faults, and subject to any insurer’s salvage rights, but otherwise in the manner described in Section 4.4.

9.1.3  Replacement of Airframe and Engines.

(a)  If Lessee elects, in accordance with Section 9.1.1, to replace the Airframe, and either Engine actually suffering the Event of Loss, then Lessee shall, as promptly as possible and in any event within 120 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, in compliance with Section 9.3 and as replacement for the Airframe, and such Engine, title to a Replacement Airframe (which shall comply with paragraph (b) below), and for such Engine a Replacement Engine, in each case free and clear of all Liens other than Permitted Liens. If Lessee makes such election, but for any reason fails or is unable to effect such replacement within such time period and in compliance with the requirements set forth in this Section and Section 9.3, then Lessee shall be deemed to have initially made the election set forth in Section 9.1.2 with the effect that Lessee shall immediately pay the amounts required under, and in accordance with, Section 9.1.2.

(b)  Any such Replacement Airframe shall be an airframe (A) that is the same model as the Airframe to be replaced thereby, or an improved model, manufactured by the Manufacturer no earlier than 12 months prior to the manufacture of the Airframe to be replaced thereby, and (B) that has a value, utility and remaining useful life, at least equal to the Airframe to be replaced thereby (determined without regard to hours or cycles remaining until the next scheduled overhaul, but assuming that the Airframe had been maintained in accordance with this Lease). Any such Replacement Engine shall meet the requirements of, and be conveyed by Lessee to Lessor in accordance with, Section 9.2 (other than the notice requirement set forth in Section 9.2.1).

9.2  Event of Loss With Respect to an Engine.

9.2.1  Notice.

Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which an Event of Loss with respect to the Airframe has not occurred, Lessee shall promptly (and in any event within 10 Business Days after such occurrence) give Lessor written notice of such Event of Loss.

9.2.2  Replacement of Engine.

Lessee shall, promptly and in any event within 90 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, in compliance with Section 9.3 and as replacement for the Engine with respect to which any Event of Loss occurred, title to a Replacement Engine free and clear of all Liens other than Permitted Liens. Such Replacement Engine shall be an engine manufactured by Engine Manufacturer (A) that is the same model as the Engine to be replaced thereby, or an improved model, and that is suitable for installation and use on the Airframe, and (B) that has a value, utility and remaining useful life (without regard to hours or cycles remaining until the next expected performance restoration) at least equal to the Engine to be replaced thereby (assuming that such Engine had been maintained in accordance with this Lease).

9.2.3  Engine Exchange.

Unless a Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing, upon not less than five days’ prior written notice to Lessor, Lessee may replace either Engine leased hereunder with another engine (the “Exchanged Engine”) meeting the requirements of Section 9.2.2, provided, that at any time during the Bar Period, such Exchanged Engine is a “Related Engine” (as defined in the Global Aircraft Transaction Agreement). Such Exchanged Engine shall be deemed to be a “Replacement Engine” and Lessee and Lessor shall comply with the provisions of Section 9.3 with regard to the Exchanged Engine and the Engine so replaced.

9.3  Conditions to any Replacement.

9.3.1  Documents.

Prior to or at the time of conveyance of title to any Replacement Airframe or Replacement Engine to Lessor, Lessee shall take each of the following actions:

(a)  furnish Lessor with a full warranty bill of sale duly conveying to Lessor such Replacement Airframe or Replacement Engine, in form and substance reasonably satisfactory to Lessor and cause such Replacement Airframe to be duly registered in the name of Lessor pursuant to the Federal Aviation Code;

(b)  cause (i) a Lease Supplement subjecting such Replacement Airframe or Replacement Engine to this Lease, duly executed by Lessee, to be delivered to Lessor for execution and, upon such execution, to be filed for recordation with the FAA pursuant to the Federal Aviation Code and (ii) UCC financing statements and other filings as may be required by applicable Law or as Lessor may reasonably request, duly executed by Lessee and to the extent applicable, Lessor (and Lessor shall execute and deliver the same), to be filed in such locations as may be required by applicable Law to establish Lessor’s title to such Replacement Airframe or Replacement Engine or as Lessor may reasonably request;

(c)  furnish Lessor with a certificate of Lessee’s or a Permitted Sublessee’s insurance broker (so long as such broker is one of recognized international standing) to the effect that the insurance provisions of Section 10 with respect to such Replacement Airframe or Replacement Engine have been complied with;

(d)  furnish to Lessor a certificate signed by a duly authorized officer of Lessee stating the following:

(i)  with respect to any Replacement Airframe: (i) a description of the Airframe which shall be identified by manufacturer, model, U.S. registration number (or other applicable registration information) and manufacturer’s serial number; (ii) a description of the Replacement Airframe to be received (including the manufacturer, model, U.S. registration number (or other applicable registration information) and manufacturer’s serial number; (iii) that on the date of the execution and delivery of the warranty bill of sale to be delivered pursuant to clause (a) above, relating to the Replacement Airframe, Lessor will be the owner of such Replacement Airframe, free and clear of all Liens other than Permitted Liens, that such Replacement Airframe will be on such date in good operating condition and that such Replacement Airframe will be duly registered in the name of Lessor under the Federal Aviation Code, or under the law then applicable to the registration of the Airframe and that an airworthiness certificate has been duly issued under the Federal Aviation Code (or such other applicable law) with respect to such Replacement Airframe, and that such registration and certificate is in full force and effect, and that Lessee will have the full right and authority to use such Replacement Airframe; (iv) that the Replacement Airframe is of the same or improved model as the Airframe; (v) the fair market value of the Replacement Airframe as of the date of such certificate (which value in the judgment of Lessee shall be not less than the fair market value of the Airframe if it had not suffered an Event or Loss (assuming the Airframe was in the condition and repair required to be maintained under this Lease)); and (vi) that no Event of Default has occurred which has not been remedied or waived, or

(ii)  with respect to any Replacement Engine: (i) a description of the Engine suffering the Event of Loss, which shall be identified by manufacturer’s serial number; (ii) a description of the Replacement Engine (including the manufacturer’s name and serial number); (iii) that on the date of the execution and delivery of the warranty bill of sale required to be delivered pursuant to clause (a) above relating to the Replacement Engine Lessor will be the owner of such Replacement Engine free and clear of all Liens other than Permitted Liens; (iv) that such Replacement Engine will be on such date in good working order and condition and that such Replacement Engine is of the same or an improved model of the Engine; and (v) that each of the conditions specified in Section 9.2 with respect to such Replacement Engine has been satisfied;

(e)  provide an opinion from Lessee’s counsel reasonably satisfactory to Lessor (which counsel, in any event, may be Lessee’s in-house counsel, except as to matters of federal aviation law which will be covered by counsel reasonably satisfactory to Lessor), to the effect that (subject to customary assumptions and exceptions) the instruments referred to in clauses (a) and (b) above have been duly authorized and delivered, the Replacement Airframe or Replacement Engine is (so far as such counsel is aware) free and clear of all Liens of record with the FAA other than Permitted Liens, the Replacement Airframe or Replacement Engine has been duly subjected to this Lease and, the instruments subjecting such Replacement Airframe or Replacement Engine to this Lease have been duly filed for recordation pursuant to the Federal Aviation Act or any other law then applicable to the registration of the Aircraft, the full warranty bill of sale referred to in clause (a) above constitutes an effective instrument for the conveyance of title to the Replacement Airframe or Replacement Engine, the due registration of any such Replacement Airframe and no further action or filing or recording of any document is necessary or advisable in order to establish Lessor’s title to such Replacement Airframe or Replacement Engine;

(f)  with respect to the replacement of the Airframe, and either Engine installed thereon at the time of the subject Event of Loss, furnish a certified report of a qualified independent aircraft appraiser, reasonably satisfactory to Lessor, certifying that such Replacement Airframe and any such Replacement Engine complies with the value, utility and remaining useful life requirements set forth in Section 9.1.3(b);

(g)  if the Replacement Engine has previously been in operational use, furnish a certificate of a qualified aircraft engineer (who may be an employee of Lessee), reasonably satisfactory to Lessor certifying that such Replacement Engine complies with the value, utility and remaining useful life requirements set forth in Section 9.2.2;

(h)  furnish an opinion of Lessee’s counsel reasonably satisfactory to Lessor, and addressed to Lessor to the effect that, in the case of a Replacement Airframe or Replacement Engine, Lessor will be entitled to the benefits of Section 1110 with respect to the Replacement Airframe or Replacement Engine; and

(i)  furnish Lessor with an Officer’s Certificate of Lessee certifying that all applicable conditions to any replacement pursuant to clause (A) of the first sentence of Section 9.1.3(b), clause (A) of the second sentence of Section 9.2.2 and this Section 9.3 have been satisfied.

Lessee and Lessor understand and agree that if at the time of any replacement of the Airframe or either Engine, as contemplated in this Section 9, the Airframe was registered in a jurisdiction other than the United States, then the requirements set forth above in this Section 9.3.1 relating to compliance with the requirements of the Federal Aviation Code or the FAA, shall be deemed to refer to the comparable applicable Laws of, and the Aviation Authority of, such other jurisdiction.

9.4  Conveyance to Lease. Upon completion of the actions required pursuant to Sections 9.1.3, 9.2 and 9.3.1 Lessor shall transfer to Lessee the Airframe replaced by a Replacement Airframe and each Engine replaced by a Replacement Engine (and all Aircraft Documents relating thereto) in accordance with Section 4.4.

9.5  Costs. Lessee shall reimburse Lessor for all reasonable out-of-pocket costs (including reasonable attorney’s fees and expenses) incurred by Lessor in connection with any Replacement Airframe becoming the Airframe hereunder and any Replacement Engine becoming an Engine hereunder.

9.6  No Change in Payment Obligations. No Event of Loss with respect to an Engine, or with respect to the Airframe, shall result in, or otherwise allow or permit (other than as provided in Section 9.1.2), any reduction, deferral, discharge or other change in the timing or amount of any payments under this Lease.

9.7  Application of Non-Insurance Payments for Loss. Any amounts, other than insurance proceeds in respect of damage or loss not constituting an Event of Loss (the application of which is provided for in Section 10), received at any time by Lessor, Lessee or any Permitted Sublessee from any Government Entity or any other Person in respect of any Event of Loss will be applied as follows:

9.7.1  Replacement of Airframe and Engines. If such amounts are received with respect to the Airframe, and either Engine installed thereon at the time of such Event of Loss, and Lessee elects to replace the Airframe and either Engine as provided in Section 9.1.3, such amounts shall be paid over to, or retained by, Lessee, provided that if Lessee has not, at the time of receipt of the insurance proceeds, completed such replacement, such payments shall be paid over to, or retained by, Lessor as security and, upon completion of, or in connection with a closing for, such replacement, be paid over to Lessee.

9.7.2  Loss of Engine. If such amounts are received with respect to an Engine (other than an Engine installed on the Airframe at the time the Airframe suffers an Event of Loss), such amounts shall be paid to Lessor and, upon compliance by Lessee with the applicable terms of Section 9.2 with respect to the Event of Loss for which such amounts are received, such amounts shall be paid over to, or retained by, Lessee.

9.7.3  Payment of Loss. If such amounts are received, in whole or in part, with respect to the Airframe, and Lessee makes, has made or is deemed to have made the election set forth in Section 9.1.2, such amounts shall be applied as follows:

(a)  first, if the sum described in Section 9.1.2 has not then been paid in full by Lessee, such amounts shall be paid to Lessor to the extent necessary to pay in full such sum; and

(b)  second, to reimburse Lessor for its reasonable costs (including attorney’s fees and expenses), if and, of procuring such payments; and

(c)  third, the remainder, if any, shall be paid to Lessee.

9.8  Requisition of Aircraft for Use. If any Government Entity shall requisition for use the Airframe and the Engines or engines installed thereon, and if the same does not constitute an Event of Loss, Lessee shall promptly notify Lessor of such requisition and all of Lessee’s obligations under this Lease shall continue to the same extent as if such requisition had not occurred.

9.9  Application of Payments. All payments received by Lessor, Lessee, or any Permitted Sublessee, from any Government Entity for the use of the Airframe and Engines or engines installed thereon during the Term shall be paid over to, or retained by, Lessee, and all payments received by Lessor or Lessee from any Government Entity for use of the Airframe and Engines or engines installed thereon after the Term shall be paid over to, or retained by, Lessor; provided that, if such requisition constitutes an Event of Loss, then all such payments shall be paid over to Lessor, and held and applied as provided in Section 9.7.

9.10  Application of Payments During Existence of Certain Defaults. Any amount described in Section 9 that is payable or creditable to, or retainable by Lessee, shall not be paid or credited to, or retained by, Lessee if at the time such payment, credit or retention would otherwise occur a Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing, but shall instead be held by or paid over to Lessor and shall be held as security for Lessee’s obligations under this Lease. At such time as there shall not be continuing an Event of Default, Payment Default or Bankruptcy Default, such amount shall be paid to Lessee to the extent not previously applied in accordance with this Section 9.10.

Section 10.  Insurance.

10.1  Lessee’s Obligation to Insure. Lessee shall comply with, or cause to be complied with, each of the provisions of Annex D, which provisions are hereby incorporated by this reference as if set forth in full herein.

10.2  Insurance for Own Account. Nothing in Section 10 shall limit or prohibit (a) Lessee (or any Permitted Sublessee) from maintaining the policies of insurance required under this Section 10 with limits higher than those specified in this Section 10 or (b) Lessor from obtaining insurance for its own account (and any proceeds payable under such separate insurance shall be payable as provided in the policy relating thereto); provided, however, that no insurance may be obtained or maintained that would limit or otherwise adversely affect the coverage of or payment under any insurance required to be obtained or maintained by Lessee pursuant to this Section 10 and Annex D, it being understood that all salvage rights to the Airframe or the Engines shall remain with Lessee’s insurers at all times.

10.3  Indemnification by Government in Lieu of Insurance. Lessee may obtain and maintain, in lieu of insurance against any risk with respect to the Aircraft described in Annex D indemnification from, or insurance provided by, the U.S. Government, or upon the written consent of Lessor, other Government Entity, against such risk in scope and in an amount that, when added to the amount of insurance (including permitted self-insurance), if any, against such risk that Lessee (or any Permitted Sublessee) may continue to maintain, in accordance with this Section 10, shall be at least equal to the scope and amount of insurance against such risk otherwise required by this Section 10.

10.4  Application of Insurance Proceeds. As between Lessee and Lessor, all insurance proceeds received as a result of the occurrence of an Event of Loss with respect to the Aircraft or either Engine under policies required to be maintained by Lessee pursuant to Section 10 will be applied as provided in Section 10.5. All proceeds of insurance required to be maintained by Lessee, in accordance with this Section 10, in respect of any property damage or loss not constituting an Event of Loss with respect to the Aircraft, Airframe or either Engine will be paid to Lessor (unless such proceeds do not exceed the Threshold Amount, in which case they will be paid to Lessee) and applied in payment (or to reimburse Lessee) for repairs or for replacement property, and any balance remaining after such repairs or replacement with respect to such damage or loss shall be paid over to, or retained by, Lessee.

10.5  Application of Payments During Existence of Default. Any amount described in this Section 10 that is payable or creditable to, or retainable by, Lessee shall not be paid or credited to, or retained by, Lessee if at the time such payment, credit or retention would otherwise occur a Payment Default, a Bankruptcy Default or any Event of Default shall have occurred and be continuing, but shall instead be held by or paid over to Lessor, as security for the obligations of Lessee under this Lease and shall be invested and applied pursuant to Section 17.

Section 11.  Inspection.

11.1  At reasonable times not more often than once in any 12 month period, and upon at least 15 days prior written notice to Lessee (provided however that if an Event of Default shall have occurred and be continuing, any such inspection shall be at reasonable times without any limit on the number of times and upon at least 5 days prior written notice to and at the expense of Lessee), Lessor, or its authorized representatives (the “Inspecting Parties”), may upon reasonable notice to Lessee inspect the Aircraft, Airframe and Engines (including, without limitation, the Aircraft Documents) and Lessee shall cooperate, and shall cause any Permitted Sublessee to cooperate, with the Inspecting Parties in connection with any such inspection (including, without limitation, permitting any such Inspecting Party to make copies of the Aircraft Documents).

11.2  Any inspection of the Aircraft hereunder shall be limited to a visual, walk-around inspection and shall not include the opening of any panels, bays or other components of the Aircraft, Airframe or Engines. In addition, (a) the Inspecting Parties shall be fully covered by their own insurance with respect to any risks incurred in connection with any such inspection, (b) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations, (c) in the case of an inspection during a maintenance visit, such inspection shall not interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or, in any event, at any time interfere with the use or operation of the Airframe or either Engine or with the normal conduct of Lessee’s or a Permitted Sublessee’s business, and (d) Lessee shall not be required to undertake or incur any additional liabilities in connection with any such inspection.

11.3  With respect to such rights of inspection, Lessor shall not have any duty or liability by reason of not making any such visit, inspection or survey and no inspection pursuant to this Section shall relieve Lessee of any of its obligations under this Lease.

11.4  Each Inspecting Party shall bear its own expenses in connection with any such inspection (including the cost of any copies made in accordance with Section 11.1), provided, that if a Bankruptcy Default or Event of Default shall have occurred and be continuing, Lessee shall bear all such reasonable expenses.

11.5  Lessee will, upon Lessor’s request at any time, notify Lessor of the time and location of the next scheduled heavy maintenance visit to be conducted in respect of the Aircraft; provided that Lessee shall have the right in its sole discretion to reschedule, or change the location of, any maintenance visit of which it shall have notified Lessor pursuant to this Section 11.5, Lessee agreeing to use reasonable efforts to notify Lessor of any such rescheduling or change.

11.6  Lessee will, upon Lessor’s request at any time, notify Lessor of the time and location of the next scheduled Basic Check (as defined in the Embraer ERJ 170-100SU Maintenance Planning Document) to be conducted by Lessee in respect of the Aircraft; provided that Lessee shall have the right in its sole discretion to reschedule, or change the location of, any maintenance visit of which it shall have notified Lessor pursuant to this Section 11.6, Lessee agreeing to use reasonable efforts to notify Lessor of any such rescheduling or change.

Section 12.  Assignment; Merger.

12.1  In General. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns. Except as otherwise expressly permitted by the terms of this Lease, Lessee will not, without the prior written consent of Lessor (which consent shall not be unreasonably withheld or delayed), and except in connection with Lessee’s Plan of Reorganization and as described in the disclosure statement filed with the Bankruptcy Court on August 9, 2005 (and subject to the limitations of Section 12.2.1) assign any of its rights under this Lease. Except as otherwise provided herein (including, without limitation, under the provisions of Section 14) and the assignment by way of security to the Security Trustee, Lessor may not assign or convey any of its right, title and interest in and to this Lease or the Aircraft without the prior written consent of Lessee (which consent shall not be unreasonably withheld or delayed) unless the proposed transferee is a Permitted Transferee and provided that each such transfer to a Permitted Transferee shall be subject to the conditions that (T) upon giving effect to such transfer, the Permitted Transferee is a Citizen of the United States to the extent required to maintain the registration of the Aircraft under the Act, and has full power and authority to enter into the transactions contemplated by this Lease, (U) the Permitted Transferee has the requisite power and authority to enter into and carry out the terms of this Lease applicable to Lessor and such Permitted Transferee shall have delivered to Lessee an opinion of counsel in form and substance reasonably satisfactory to Lessee as to the due authorization, delivery, legal, valid and binding effect and enforceability of the agreement or agreements referred to in (as applicable) the next clause with respect to the Permitted Transferee, (V) the Permitted Transferee enters into an agreement or agreements, in form and substance reasonably satisfactory to Lessee, whereby the Permitted Transferee confirms that it shall be deemed a party to this Lease and agrees to be bound by all the terms of, and to undertake all of the obligations of, the Lessor contained in this Lease and makes the representations and warranties made by Lessor hereunder, (W) such transfer does not invalidate or affect registration of the Aircraft under the Act, or any rules or regulations promulgated thereunder such that Lessee’s operation of the Aircraft, as permitted by this Lease, becomes impaired thereby or create a relationship which would be in violation thereof or violate any provision of the Securities Act of 1933 or any other applicable Federal or state law and the Lessee shall be entitled to require an opinion of counsel to such effect with respect to registration of the Aircraft and such other matters as are customarily addressed by the opinions of lessor counsel in leasing transactions, (X) the transferor or transferee lessor pays all of the reasonable costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by them in connection with such transfer, as well as the reasonable costs and expenses of Lessee in connection therewith without the right of indemnification or reimbursement by Lessee unless an Event of Default has occurred and is continuing, and any such payment shall remain subject to all rights of indemnification or reimbursement by Lessee, (Y) the terms of the Lease shall not be altered and (Z) there shall be no increase in the liability or obligations of Lessee as a result of such transfer.

12.2  Merger of Lessee.

12.2.1  In General. Except as may be provided for or contemplated in Lessee’s Plan of Reorganization and as described in the disclosure statement filed with the Bankruptcy Court on August 9, 2005, the Lessee will not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its assets to any Person unless:

(a)  the Person formed by such consolidation or into which the Lessee is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of the assets of the Lessee (the “Successor Company”) shall be a U.S. Air Carrier;

(b)  the Successor Company shall execute and deliver to the Lessor a duly authorized, valid, binding and enforceable agreement in form and substance reasonably satisfactory to the Lessor containing an assumption by the Successor Company of the due and punctual performance and observance of each agreement, covenant and condition of this Lease to be performed or observed by the Lessee;

(c)  the Successor Company shall deliver to the Lessor an opinion of counsel reasonably satisfactory to the Lessor to the effect that the agreement referred to in clause (b) has been duly authorized, executed and delivered by such Successor Company and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms;

(d)  immediately after giving effect to such transaction, no Default, Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing;

(e)  all filings shall have been made with the FAA pursuant to the Act as shall be necessary to evidence such transaction; and

(f)  promptly (and in any event within 30 days) after the consummation of such transaction, the Lessee shall deliver to the Lessor an Officer’s Certificate of the Lessee certifying as to Lessee’s compliance with the conditions of this Section 12.2.1.

The items referred to in clauses (b), (c) and (f), and evidence of the filings made pursuant to clause (e) shall be delivered within thirty days after such consolidation, merger, conveyance, transfer or lease. The Lessee shall pay all reasonable costs and expenses of the Lessor, including reasonable attorney’s fees, incurred in connection with any such proposed or actual consolidation, merger, conveyance, transfer or lease.

12.2.2  Effect of Merger. Upon any such consolidation or merger of Lessee with or into, or the conveyance, transfer or lease by Lessee of all or substantially all of its assets to, any Person in accordance with this Section 12.2, such Person will succeed to, and be substituted for, and may exercise every right and power of, Lessee under this Lease with the same effect as if such person had been named as “Lessee” herein.

Section 13.  Events of Default. Each of the following events shall constitute an Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of Law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Government Entity) and each such Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

13.1  Lessee shall fail to pay within five (5) Business Days of the date when due any amount of Basic Rent or Stipulated Loss Value; or

13.2  Lessee shall fail to pay when due any amount of Supplemental Rent or any other amount due and owing from Lessee under this Lease (other than as specified in Section 13.1 above) and such failure to pay shall continue for a period of ten (10) Business Days after Lessee’s receipt of written demand therefore by the party entitled thereto; or

13.3  Lessee shall fail to carry and maintain or cause to be carried and maintained insurance on or with respect to the Aircraft in accordance with the provisions of Section 10 of this Lease; or

13.4  Lessee shall not be a U.S. Air Carrier for a continuous period of 10 Business Days (60 days if Lessee is diligently attempting to regain its status as a U.S. Air Carrier); or

13.5  Lessee shall fail to perform or observe any other covenant or agreement to be performed or observed by it under this Lease, and, in any such case, such failure shall continue unremedied for a period of 30 days after receipt by Lessee of written notice thereof by Lessor (180 days after Lessee’s receipt of such notice if (1) such covenant or agreement is reasonably curable, (2) such failure to perform creates no material risk of sale to or forfeiture of, or loss or damage to, the Aircraft (unless Lessee or any Permitted Sublessee provides a bond or other security adequate in the good faith opinion of Lessor), and (3) Lessee is diligently pursuing a cure of such failure); or

13.6  any representation or warranty made by Lessee in, or pursuant to this Lease shall prove to have been incorrect in any material respect on or as of the time made, and such incorrectness shall continue to be material and adverse to the interests of Lessor and unremedied for a period of 30 days after receipt by Lessee of written notice thereof from Lessor; or

13.7  a Bankruptcy Event shall have occurred and be continuing with respect to Lessee; or

13.8  any lien required to be discharged by Lessee pursuant to Section 6 hereof shall remain undischarged for a period of 30 days after Lessee’s receipt of notice of such failure (90 days after Lessee’s receipt of such notice if (1) such lien is reasonably dischargeable, (2) such failure creates no material risk of sale or forfeiture of, or loss or damage to the Aircraft (unless Lessee provides a bond or other security adequate in the good faith opinion of Lessor), and (3) Lessee is diligently pursuing a cure of such failure);

provided, however, that prior to the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of Lessee’s Plan of Reorganization, Section 13.7 shall be limited to the conversion of the Chapter 11 Case to a Chapter 7 liquidation.

Notwithstanding anything to the contrary contained in this Section 13, any failure of Lessee to perform or observe any covenant, condition or agreement shall not constitute an Event of Default if such failure or error is caused solely by reason of an event that constitutes an Event of Loss so long as Lessee is continuing to comply with all of the terms of Section 9 hereof.

Section 14.  Remedies. If any Event of Default shall occur and be continuing, Lessor may, at its option, declare by written notice to Lessee this Lease to be in default (or, in the case of an Event of Default described in Section 13.7, this Lease shall automatically be deemed to be in default without necessity of such written declaration or any other action) and thereafter at any time and from time to time, exercise any one or more of the following remedies as Lessor in its sole discretion shall elect:

14.1  Return and Repossession. Lessor may cause Lessee, upon giving written notice to Lessee, to return promptly, and Lessee shall return promptly, the Airframe and Engines (including the Aircraft Documents) as Lessor may so demand, to Lessor or its order in the manner and condition required by, and otherwise in accordance with, all the provisions of Section 5 as if the Airframe or Engine were being returned at the end of the Term or Lessor, at its option, may enter upon the premises where the Airframe or any Engine, or any Part thereof, are located and peaceably take possession of and remove the same by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such entry or taking of possession, and during the pendency of the Chapter 11 Case, Lessee expressly waives any right it may have to a hearing prior to the repossession of the Aircraft.

14.2  Sale and Use. Lessor may sell the Airframe and/or any Engine (including the Aircraft Documents) at public or private sale, at such times and places, and to such Persons, as Lessor may determine; or Lessor may otherwise dispose of, hold, use, operate, lease to others or keep idle the Airframe and/or any Engine, as Lessor may determine in its sole discretion, without any duty to account to Lessee with respect to such action or inaction, except to the extent required by applicable Law. Lessor shall give Lessee at least 30 days prior written notice of the date fixed for any public sale of the Airframe and/or any Engine or of the date on or after which the Lessor will execute any contract providing for any private sale of the Airframe or any Engine.

14.3  Certain Liquidated Damages. Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under Section 14.1 or 14.2 with respect to the Airframe and/or any Engine, or any Part thereof, Lessor, by written notice to Lessee specifying a payment date (which shall be the Stipulated Loss Value Date next occurring not less than ten days after the date of such notice) may demand Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the payment date so specified and in the manner and in funds of the type specified in Section 3.5, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Basic Rent for the Aircraft in respect of all periods commencing on or after the date specified for payment in such notice) the following amounts:

(a)  all accrued and unpaid Basic Rent and Supplemental Rent payable hereunder in respect of any period prior to the Stipulated Loss Value Date specified in such notice; plus

(b)  whichever of the following amounts Lessor, in its sole discretion shall specify in such notice: (i) an amount equal to the excess, if any, of the present value, computed as of the Stipulated Loss Value Date specified in such notice, discounted to such date at a rate per annum equal to the SLV Rate, compounded monthly on a bond basis, of all unpaid Basic Rent during the then remaining portion of the Term, over the Fair Market Rental Value of the Aircraft for the remainder of the Term, after discounting such Fair Market Rental Value to its then present value (at a rate per annum equal to the SLV Rate, compounded monthly on a bond basis) as of the Stipulated Loss Value Date specified in such notice, or (ii) an amount equal to the excess, if any, of the Stipulated Loss Value for the Aircraft, computed as of the Stipulated Loss Value Date specified in such notice, over the Fair Market Sales Value of the Aircraft, as of the Stipulated Loss Value Date specified in such notice minus any Basic Rent due on or after such Stipulated Loss Value Date and paid to Lessor; plus

(c)  interest on the amounts specified in the foregoing clause (a) at the Past Due Rate from and including the date on which any such amount was due to the date of payment of such amount.

14.4  Liquidated Damages Upon Sale. If Lessor, pursuant to Section 14.2 or applicable Law, shall have sold the Airframe and/or any Engine, Lessor, in lieu of exercising its rights under Section 14.3 with respect to the Aircraft, Airframe or any Engine, as the case may be, may, if Lessor shall so elect, upon giving written notice to Lessee, demand Lessee to pay Lessor, and Lessee shall pay to Lessor, on the date of such sale and in the manner and in funds of the type specified in Section 3.5, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for the Aircraft in respect of all periods commencing on or after the date of such sale), the following amounts:

(a)  all unpaid Basic Rent or Supplemental Rent due at any time prior to the Stipulated Loss Value Date on or immediately preceding the date of such sale; plus

(b)  an amount equal to the excess, if any, of (i) the Stipulated Loss Value computed as of the Stipulated Loss Value Date used in the foregoing clause (a) for the computation of unpaid Rent, over (ii) the proceeds of such sale, minus all reasonable costs of Lessor in connection with the sale minus any Basic Rent due on or after such Stipulated Loss Value Date and paid to Lessor; plus

(c)  interest on the amounts specified in the foregoing clause (a) at the Past Due Rate from and including the date on which any such amount was due to the date of payment of such amount; plus

(d)  interest on the amounts specified in the foregoing clause (b) at the SLV Rate from and including the Stipulated Loss Value Date used in the foregoing clause (a) to the date of payment of such amount.

14.5  Rescission. Lessor may (i) at its option, rescind or terminate this Lease as to the Aircraft, Airframe or any Engine, or any Part thereof, or (ii) exercise any other right or remedy that may be available to it under applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for breach hereof.

14.6  Other Remedies. In addition to the foregoing remedies (but without duplication of amounts otherwise paid under this Section 14), Lessee shall be liable for any and all unpaid Rent due hereunder before, during or after (except as otherwise provided herein) the exercise of any of the foregoing remedies and for all reasonable attorneys’ fees and other reasonable costs and expenses of Lessor, including, without limitation, interest on overdue Rent at the rate as herein provided, incurred by reason of the occurrence of any Event of Default or the exercise of Lessor’s remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the return of the Airframe or any Engine, in accordance with the terms of Section 5 or in placing the Airframe or any Engine, in each case in the condition and airworthiness required by Section 5.

14.7  Limitations Under CRAF. Notwithstanding the provisions of Section 14, during any period that the Aircraft, Airframe or any Engine is subject to CRAF in accordance with the provisions of Section 7.2.3 and in the possession of the U.S. Government, Lessor shall not, as a result of any Event of Default, exercise its remedies hereunder in such manner as to limit Lessee’s control under this Lease (or any Permitted Sublessee’s control under any Permitted Sublease) of the Aircraft, Airframe or such Engine, unless at least 60 days’ (or such other period as may then be applicable under CRAF) written notice of default hereunder shall have been given by Lessor by registered or certified mail to Lessee (and any Permitted Sublessee) with a copy to the Contracting Officer Representative or Representatives for the Military Airlift Command of the United States Air Force to whom notices must be given under the contract governing Lessee’s (or any Permitted Sublessee’s) participation in CRAF with respect to the Aircraft, Airframe or any Engine.

14.8  Right To Perform For Lessee. During the continuance of any Event of Default, if Lessee (a) fails to make any payment of Rent required to be made by it hereunder or (b) fails to perform or comply with any of its agreements contained herein, Lessor may (but shall not be obligated to) make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Past Due Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand by Lessor. No such payment, performance or compliance shall be deemed to cure any Event of Default or otherwise relieve Lessee of its obligations with respect thereto unless, but without limiting the applicability of the preceding sentence, the nature of such cure makes it impossible for Lessee to render performance.

14.9  Remedies Cumulative. Nothing contained in this Lease shall be construed to limit in any way any right, power, remedy or privilege of Lessor hereunder or now or hereafter existing at law or in equity. Each and every right, power, remedy and privilege hereby given to, or retained by, Lessor in this Lease shall be in addition to and not in limitation of every other right, power, remedy and privilege now or hereafter existing at law or in equity. Each and every right, power, remedy and privilege of Lessor under this Lease may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor. All such rights, powers, remedies and privileges shall be cumulative and not mutually exclusive, and the exercise of one shall not be deemed a waiver of the right to exercise any other. Notwithstanding the foregoing provisions of this Section 14, this Lease shall terminate automatically upon (i) the return or repossession of the Aircraft pursuant to Section 15.1.1, (ii) the sale of the Aircraft pursuant to Section 14.2 and Lessee’s payment of all other amounts payable hereunder or (iii) the return or repossession of the Aircraft in accordance with the terms hereof and the payment of liquidated damages pursuant to Section 14.3.

14.10  Determination of Fair Market Rental Value and Fair Market Sales Value. For the purpose of this Section 14, the “Fair Market Rental Value” or the “Fair Market Sales Value” of the Aircraft, Airframe or any Engine, shall be determined on an “as is, where is” basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a re-lease or sale of the Aircraft, Airframe or any Engine. Any such determination shall be made by an Appraiser selected by Lessor and the costs and expenses associated therewith shall be borne by Lessee, unless Lessor cannot obtain possession of the Aircraft, Airframe and Engines pursuant to this Section 14, in which case an Appraiser shall not be appointed and Fair Market Rental Value and Fair Market Sales Value for purposes of this Section 14 shall be zero (in which event, upon payment by Lessee of amounts payable by it under Section 14.3(b), Lessor shall convey to Lessee title to the Aircraft as provided in Section 4.4).

Section 15.  Termination and Purchase Option.

15.1  Termination for failure to confirm Plan.

15.1.1  Notwithstanding anything in this Lease, in the event that (x) Lessee is unable to confirm a Chapter 11 plan of reorganization under the Bankruptcy Code providing for Lessee to continue to operate as an airline, and Lessee subsequently liquidates its assets or (y) the Case is either dismissed or converted to a case under Chapter 7 of the Bankruptcy Code (any event under clause (x) or (y), a “Termination Trigger”), Lessee may terminate this Lease and the transactions contemplated hereby provided Lessee has given at least three days’ notice to Lessor of an expected or actual Termination Trigger (it being agreed for all purposes of this Section 15.1 that the filing of any motion or other pleading with the Bankruptcy Court (and service thereof on Lessor in accordance with Section 21.5) that would result in a Termination Trigger if granted or approved shall be deemed to be proper and effective notice from Lessee), in each case with the termination effective as of the date of the occurrence of the applicable Termination Trigger (the “Termination Date”). At the time of any termination pursuant to this Section 15.1, the Aircraft shall be returned to Lessor in a manner and condition satisfying the requirements of Annex B.

15.1.2  In the event of a termination under Section 15.1.1 above, the claims of Lessor with respect to the termination of this Lease shall be limited solely to (i) an administrative expense claim equal to any unpaid amounts due and owing through the date of rejection or termination of this Lease, with appropriate credit for any amounts paid in advance by Lessee and an administrative expense claim equal to the cost of placing the Aircraft into compliance with the return conditions required under Section 5, and (ii) an unsecured pre-petition claim for all other claims that may arise on account of this Lease, including on account of the rejection or termination thereof.

15.2  Termination at Lessor’s Option. This Lease shall terminate on such Business Day as Lessor shall designate by written notice given to Lessee at least ten Business Days prior to such designated Business Day if (i) upon return of the Aircraft by Lessee to Lessor it will become subject to the JSA, (ii) the JSA has been terminated for any reason other than the occurrence of a “Termination Event” (as defined in the JSA) or (iii) Lessor has a right to terminate the JSA pursuant to Section 7.5(a) of the JSA.

upon such termination, the obligation of Lessee to pay Basic Rent shall cease and the Term for the Aircraft shall end effective as of the date of such termination.

15.3  Purchase Option.

15.3.1  On the Expiration Date, if the Term has not ended prior thereto, subject to the terms and conditions of this Section 15.3 and so long as no Event of Default has occurred and is continuing on the date of the Purchase Notice or on the Expiration Date (the “Purchase Date”), Lessee may elect to purchase the Aircraft for the Fair Market Sales Value.

15.3.2  Lessee shall give Lessor at least 90 days and not more than 270 days prior written notice (a “Purchase Notice”) of Lessee’s election to purchase the Aircraft. Any Purchase Notice shall be irrevocable.

15.3.3  On the Purchase Date, upon payment to Lessor in immediately available funds of the full amount of the Purchase Price and payment of any other amounts then due under this Lease, Lessor will transfer to Lessee title to the Aircraft in accordance with Section 4.4.

15.3.4  The Fair Market Sales Value of the Aircraft shall be determined not more than 90 days and not less than 45 days prior to the applicable Purchase Date by mutual agreement of Lessor and Lessee or, if they shall be unable to agree, by an appraisal in accordance with Section 15.3.5.

15.3.5  Whenever Fair Market Sales Value of the Aircraft is required to be determined by an appraisal under this Section 15.3, Lessee and Lessor shall appoint an Appraiser to conduct such appraisal. If Lessee and Lessor fail to agree upon a satisfactory Appraiser by 60 days prior to the Purchase Date, then each shall promptly appoint a separate Appraiser within seven (7) Business Days of notice from the other party requiring such appointment and such Appraisers shall jointly determine such amount. If either Lessee or Lessor fails to so appoint an Appraiser, the determination of the single Appraiser appointed shall be final. If two Appraisers are appointed and within seven days after the appointment of the latter of such two Appraisers, they cannot agree upon such amount, such two Appraisers shall, within eight days after such latter appointment, appoint a third Appraiser and such amount shall be determined by such three Appraisers, who shall make their separate appraisals within seven days following the appointment of the third Appraiser, and any determination so made shall be conclusive and binding upon Lessor and Lessee. If no such third Appraiser is appointed within such eight-day period, either Lessor or Lessee may apply to the American Arbitration Association in New York City, New York or the Supreme Court of the State of New York in the County of New York (commercial part) to make such appointment of an Appraiser, and both parties shall be bound by such appointment. The foregoing appraisal procedure shall in any event be completed no less than 15 days before the Purchase Date. If three Appraisers are appointed and the difference between the determination which is farther from the middle determination and the middle determination is more than 125% of the difference between the middle determination and the third determination, then such farther determination shall be excluded, the remaining two determinations shall be averaged and such average shall be final and binding upon Lessor and Lessee. Otherwise, the average of all three determinations shall be final and binding upon Lessor and Lessee. The fees and expenses of all such Appraisers and such appraisal procedure shall be borne equally by Lessee and Lessor.

Section 16.  Lessee’s Obligations; No Set Off, Counterclaim, Etc.; Disclaimers.

16.1  Lessee’s Obligations; No Set Off, Counterclaim, Etc. Lessee’s obligation to pay Rent hereunder shall be absolute and unconditional, and shall not be affected by any event or circumstance, including, without limitation: (i) any setoff, counterclaim, recoupment, defense or other right that Lessee may have against Lessor or any other Person for any reason whatsoever; (ii) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, Airframe or any Engine, or any interruption or cessation in, or any prohibition, limitation or restriction of, the use or possession thereof by Lessee for any reason whatsoever; (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessee or any other Person; or (iv) any breach, default or misrepresentation by Lessor under this Lease, (v) any invalidity or unenforceability, in whole or in part, of this Lease, or any other infirmity herein or therein, or any lack of power or authority of either party to this Lease to enter into the same, (vi) the existence any Lien or rights of others whatsoever with respect to the Aircraft, the Airframe or any Engine or any portion thereof, or (vii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing, it being the intention of the parties hereto that the obligations of Lessee shall be independent covenants and agreements and shall continue unaffected unless until such covenants and agreements have been terminated pursuant to an express provision of this Lease. Lessee hereby waives, to the extent permitted by applicable Law, any and all rights that it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease, or to any abatement, suspension, deferment, return or reduction of Rent, except in accordance with the express terms hereof.

Nothing set forth in this Section 16 shall be construed to prohibit Lessee from separately pursuing any claim for damages that it may have from time to time against Lessor or any other Person with respect to any matter.

16.2  Certain Lessee Covenants.

16.2.1  Lessee shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as Lessor shall reasonably request for accomplishing the purposes of this Lease, provided that any instrument or other document so executed by Lessee will not expand any obligations or limit any rights of Lessee in respect of the transactions contemplated by this Lease.

16.2.2  Subject to the Lessor being a Citizen of the United States, Lessee shall promptly take such action with respect to the recording, filing, re-recording and refiling of the Lease and any supplements, as shall be necessary to establish and protect the interests and rights of Lessor in and to the Aircraft and under the Lease. Lessee shall furnish to Lessor such information (other than with respect to the citizenship of Lessor) in Lessee’s possession or otherwise reasonably available to Lessee as may be required to enable Lessor to make application for registration of the Aircraft under the Act (subject to Lessee’s rights under Section 7.1.2 hereof).

16.2.3  Lessee, at its sole cost and expense, will cause the Financing Statements (and any amendments thereto necessitated by any combination, consolidation or merger pursuant to Section 12.2 of the Lease, or any relocation described in Section 16.2.4) to be duly and timely filed under the UCC.

16.2.4  Lessee will give Lessor timely written notice (but in any event within 30 days prior to the expiration of the period of time specified under applicable Law to prevent lapse of perfection if the Lease were a security interest) of any change in its “location” (as such term is defined in Article 9 of the UCC in the applicable jurisdiction) and will promptly take any action required by Section 16.2.3 as a result of such change in location.

Section 17.  Investment of Security Funds.

17.1  Investment of Security Funds. Any monies paid to or retained by Lessor that are required to be paid to Lessee or applied for the benefit or at the direction of Lessee, but which Lessor is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of a Payment Default, Bankruptcy Default or Event of Default), shall, until paid to Lessee or applied as provided herein, be invested by Lessor at the written authorization and direction of Lessee from time to time at the sole expense and risk of the Lessee in Permitted Investments. Such authorization and direction of Lessee shall specify the particular investment to be made and shall certify that such investment constitutes a Permitted Investment. All Permitted Investments held by Lessor pursuant to this Section 17.1 shall either be registered in the name of, payable to the order of, or specially endorsed to, Lessor or (b) held in an Eligible Account. There shall be promptly remitted to Lessee any income or gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing. If a Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing, Lessor shall hold any such income or gain as security for the obligations of Lessee hereunder and apply it against such obligations as and when due, and at such time as there shall not be continuing any such Payment Default, Bankruptcy Default or Event of Default, such amount, to the extent not previously so applied against Lessee’s obligations, shall be paid to Lessee.

17.2  Liability for Losses. Lessor shall not be liable for any loss relating to an investment made in accordance with this Section 17. Lessee will promptly pay to Lessor, on demand, the amount of any loss for which Lessor is not liable incurred as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).

Section 18.  Indemnification and Expenses.

18.1  General Indemnity.

18.1.1  Indemnity. The Lessee shall indemnify, protect, defend and hold harmless each Indemnitee from, against and in respect of, and shall pay on an After-tax Basis, any and all Expenses of any kind or nature whatsoever that may be imposed on, incurred by or asserted against any Indemnitee, relating to, resulting from, or arising out of or in connection with, any one or more of the following:

(a)  This Lease, the transactions contemplated hereby, and the enforcement of any of the terms hereof;

(b)  (aa) The manufacture, design, acceptance, non-acceptance or rejection, registration, re-registration, deregistration, delivery, non-delivery, lease, sublease, assignment, possession, use or non-use, operation, maintenance, testing, repair, overhaul, condition, alteration, modification, addition, improvement, storage, airworthiness, replacement, repair, sale, substitution, return, abandonment, redelivery or other disposition of the Aircraft, either Engine or any Part, (bb) any claim or penalty arising out of violations of applicable Laws by the Lessee (or any Permitted Sublessee), (cc) tort liability, whether or not arising out of the negligence of any Indemnitee (whether active, passive or imputed), (dd) death or property damage of passengers, shippers or others and (ee) environmental control, noise or pollution; and

(c)  Any breach of or failure to perform or observe, or any other noncompliance with, any covenant or agreement or other obligation to be performed by the Lessee under this Lease, or the falsity of any representation or warranty of the Lessee in this Lease.

18.1.2  Exceptions. Notwithstanding anything contained in Section 18.1.1, the Lessee shall not be required to indemnify, protect, defend and hold harmless any Indemnitee pursuant to Section 18.1.1 in respect of any Expense:

(a)  For any Taxes, provided however, this Section 18.1.2(a) shall not apply to any Taxes taken into account in making any payment on a net after-tax basis;

(b)  Except to the extent attributable to acts or events occurring prior thereto, acts or events (other than acts or events related to the performance or failure to perform by the Lessee of its obligations pursuant to the terms of this Lease) that occur after (I) the return of possession of the Aircraft to Lessor or its Designee pursuant to and in compliance with the terms hereof or (II) the termination of the Term in accordance with Section 9 or 15.3 hereof;

(c)  To the extent attributable to a disposition (whether voluntary or involuntary) by Lessor of all or any part of its interest in the Airframe or any Engine unless requested by Lessee or as a result of an Event of Default;

(d)  To the extent attributable to the gross negligence or willful misconduct of such Indemnitee or any Related Indemnitee (as defined below) (other than gross negligence or willful misconduct imputed to any such person by reason of its interest in the Aircraft or this Lease);

(e)  To the extent attributable to the incorrectness or breach of any representation or warranty of such Indemnitee or any Related Indemnitee contained in or made pursuant to this Lease (except to the extent caused by a breach by the Lessee of any representation, warranty or covenant under this Lease);

(f)  To the extent attributable to the failure by such Indemnitee or any Related Indemnitee to perform or observe any agreement, covenant or condition on its part to be performed or observed in this Lease (except to the extent caused by a breach by the Lessee of any representation, warranty or covenant under this Lease);

(g)  To the extent attributable to the offer or sale by such Indemnitee or any Related Indemnitee of any interest in the Aircraft in violation of applicable federal, state or foreign securities Laws (other than any violation thereof caused by the acts or omissions of the Lessee);

(h)  Other than during the continuation of an Event of Default, to the extent attributable to the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to this Lease other than such as have been requested by the Lessee or as are required by or made pursuant to the terms hereof;

(i)  To the extent attributable to any amount which any Indemnitee expressly agrees in writing to pay or such Indemnitee expressly agrees in writing shall not be paid by or be reimbursed by the Lessee or an expense that is to be borne by any Indemnitee pursuant to this Lease;

(j)  To the extent that it is an ordinary and usual operating or overhead expense;

(k)  If another provision of this Lease specifies the extent of the Lessee’s responsibility or obligation with respect to such Expense, to the extent arising from a cause other than failure of the Lessee to comply with such specified responsibility or obligation;

(l)  To the extent incurred by or asserted against an Indemnitee or any Related Indemnitee as a result of any “prohibited transaction”, within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Code; and

(m)  To the extent attributable to a Lessor Lien.

For purposes of this Section 18.1, a Person shall be considered a “Related Indemnitee” with respect to an Indemnitee if such Person is an Affiliate or employer of such Indemnitee, a director, officer, employee, agent, or servant of such Indemnitee or any such Affiliate or a successor or permitted assignee of any of the foregoing, and, with respect to any Lender who is an Indemnitee, the Security Trustee to the extent acting pursuant to such Lender’s instructions shall be considered a Related Indemnitee; provided, however, that the Security Trustee in its individual capacity is not a Related Indemnitee of the Lessor, the Lender or the Security Trustee.

18.1.3  Separate Agreement. This Lease constitutes a separate agreement with respect to each Indemnitee and is enforceable directly by each such Indemnitee.

18.1.4  Notice. If a claim for any Expense that an Indemnitee shall be indemnified against under this Section 18.1 is made, such Indemnitee shall give prompt written notice thereof to the Lessee. Notwithstanding the foregoing, the failure of any Indemnitee to notify the Lessee as provided in this Section 18.1 shall not release the Lessee from any of its obligations to indemnify such Indemnitee hereunder, except to the extent that such failure results in an additional Expense to the Lessee (in which event the Lessee shall not be responsible for such additional Expense) or impairs the Lessee’s ability to contest such claim (including by adversely affecting any defense or counterclaim).

18.1.5  Notice of Proceedings; Defense of Claims; Limitations.

(a)  In case any action, suit or proceeding shall be brought against any Indemnitee for which the Lessee is responsible under this Section 18.1, such Indemnitee shall notify the Lessee of the commencement thereof and the Lessee may, at its expense, participate in and to the extent that it shall wish (subject to the provisions of the following paragraph), assume and control the defense thereof and, subject to Section 18.1.5(c), settle or compromise the same.

(b)  the Lessee or its insurer(s) shall have the right, at its or their expense, to investigate or, if the Lessee or its insurer(s) shall agree in writing not to dispute liability to the Indemnitee giving notice of such action, suit or proceeding under this Section 18.1 for indemnification hereunder or under any insurance policies pursuant to which coverage is sought, control the defense of, any action, suit or proceeding, relating to any Expense for which indemnification is sought pursuant to this Section 18.1, and each Indemnitee shall cooperate with the Lessee or its insurer(s) with respect thereto; provided that the Lessee shall reimburse each Indemnitee for all reasonable Expenses incurred in connection with such cooperation, provided, further, that the Lessee shall not be entitled to control the defense of any such action, suit, proceeding or compromise any such Expense (i) during the continuance of any Event of Default (except during the Section 1110 Period) or (ii) if such proceedings would entail a material risk of the sale, forfeiture or loss of the Aircraft (unless the Lessee posts a bond or other security reasonably satisfactory to the relevant Indemnitee in respect of such risk) or an actual risk of a finding of criminal liability or a material risk of material civil liability against such Indemnitee. In connection with any such action, suit or proceeding being controlled by the Lessee or its insurers, such Indemnitee shall have the right to participate therein, at its sole cost and expense, with counsel reasonably satisfactory to the Lessee; provided, that such Indemnitee’s participation does not, in the reasonable opinion of the independent counsel appointed by the Lessee or its insurers to conduct such proceedings, interfere with the defense of such case.

(c)  In no event shall any Indemnitee enter into a settlement or other compromise with respect to any Expense without the prior written consent of the Lessee, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Section 18.1.

(d)  In the case of any Expense indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by the Lessee pursuant to the Lease, at the Lessee’s expense, each Indemnitee agrees to cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Expense as may be required to retain the benefits of such insurance with respect to such Expense.

(e)  If an Indemnitee is not a party to this Lease, the Lessee may require such Indemnitee to agree in writing to the terms of this Section 18.1 prior to making any payment to such Indemnitee under this Section 18.1.

18.1.6  Information. The Lessee will provide the relevant Indemnitee with such information not within the control of such Indemnitee, as is in the Lessee’s control or is reasonably available to the Lessee, which such Indemnitee may reasonably request and will otherwise cooperate with such Indemnitee so as to enable such Indemnitee to fulfill its obligations under Section 18.1. The Indemnitee shall supply the Lessee with such information not within the control of the Lessee, as is in such Indemnitee’s control or is reasonably available to such Indemnitee, which the Lessee may reasonably request to control or participate in any proceeding to the extent permitted by Section 18.1.

18.1.7  Effect of Other Indemnities; Subrogation; Further Assurances. Upon the payment in full by the Lessee of any indemnity provided for under this Lease, the Lessee, without any further action and to the full extent permitted by Law, will be subrogated to all rights and remedies of the person indemnified (other than with respect to any of such Indemnitee’s insurance policies) in respect of the matter as to which such indemnity was paid. Each Indemnitee will give such further assurances or agreements and cooperate with the Lessee to permit the Lessee to pursue such claims, if any, to the extent reasonably requested by the Lessee and at the Lessee’s expense.

18.1.8  Primary Obligor. The Lessee’s obligations under this Section 18 shall be those of a primary obligor whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of any other document or instrument, and the Person seeking indemnification from the Lessee pursuant to any provision of this Lease may proceed directly against the Lessee without first seeking to enforce any other right of indemnification.

18.1.9  Waiver of Certain Claims. The Lessee hereby waives and releases any Expense now or hereafter existing against any Indemnitee arising out of death or personal injury to personnel of the Lessee, loss or damage to property of the Lessee, or the loss of use of any property of the Lessee, which results from or arises out of the condition, use or operation of the Aircraft, including, without limitation, any latent or patent defect whether or not discoverable.

18.1.10  Refunds. If an Indemnitee receives any refund, in whole or in part, with respect to any Expense paid by the Lessee hereunder, such Indemnitee will promptly pay the amount refunded (but not an amount in excess of the amount the Lessee or any of its insurers has paid in respect of such Expense) over to the Lessee unless an Event of Default, Payment Default, or, Bankruptcy Default shall have occurred and be continuing, in which case such amounts shall be paid over to Lessor to hold as security for the Lessee’s obligations under this Lease or, if requested by the Lessee, applied to satisfy such obligations.

18.2  General Tax Indemnity. The terms of the general tax indemnity are in Annex F, the provisions of which are incorporated herein by reference.

18.3  Survival of Certain Obligations. The Lessee hereby agrees and confirms that the Lessee’s obligations contained in this Section 18 shall survive termination of this Lease.

Section 19.  Confidentiality. Lessee and Lessor shall keep Schedules 1, 2 and 3 and Annexes B, C, D, E and F to this Lease confidential and shall not disclose, or cause to be disclosed, the same to any Person, except (A) to any Lender or the Security Trustee or any prospective and permitted transferees of Lessee’s or Lessor’s interest or their respective counsel or special counsel, independent insurance brokers, auditors, or other agents who agree to hold such information confidential, (B) to Lessee’s or Lessor’s counsel or special counsel, independent insurance brokers, auditors, or other agents, Affiliates or investors who agree to hold such information confidential, (C) upon the demand of any Government Entity having jurisdiction over such party, or in response to any order of any court or other Government Entity or as may otherwise be required pursuant to any requirement of Law, after providing the other parties with prompt notice of such request, demand, order or other requirement so that such parties may seek an appropriate protective order and after making reasonable efforts to resist disclosure, (D) in connection with the exercise of any remedy under this Lease, (E) if required by the terms of this Lease, (F) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking or (G) if the party providing such confidential information gives its prior written consent; provided, that any and all disclosures permitted by clauses (C), (D), (E) or (F) above shall be made only to the extent necessary to meet the specific requirements or needs of the Persons making such disclosures.

Section 20.  Change of Citizenship.

20.1  Generally. Without prejudice to the representations, warranties or covenants regarding the status of any party hereto as a Citizen of the United States:

20.1.1  Lessor agrees that, in the event its status is to change or has changed as a Citizen of the United States, or it makes public disclosure of circumstances as a result of which it believes that such status is likely to change, it will notify Lessee of (i) such change in status promptly after obtaining Actual Knowledge thereof or (ii) such belief as soon as practicable after such public disclosure but in any event within ten Business Days after such public disclosure; and

20.1.2  Lessor agrees that (i) it shall be liable to Lessee for any damages suffered by Lessee as the result of its representation and warranty in Section 5.06(b) of the Global Aircraft Transaction Agreement proving to be untrue as of the Delivery Date and (ii) it shall be liable to Lessee and any Permitted Sublessee for any damages which may be incurred by Lessee or such Permitted Sublessee as a result of its failure to comply with its obligations pursuant to this Section 20.

20.2  Citizen. Lessor agrees, solely for the benefit of Lessee that if, during such time as the Aircraft is registered in the United States, (a) it shall not be a Citizen of the United States and (b) the Aircraft shall be, or would therefore become, ineligible for registration in the name of Lessor under the Federal Aviation Code and regulations then applicable thereunder (without giving consideration to Section 47.9 of the FAA Regulations or any other provision that may restrict Lessee’s use or operation of the Aircraft), then Lessor shall as soon as is reasonably practicable, but in any event within 30 days after obtaining Actual Knowledge of such ineligibility and of such loss of citizenship, (x) effect voting trust or other similar arrangements or take any other action as may be necessary to prevent any deregistration or maintain the United States registration of the Aircraft or (y) transfer all its right, title and interest in and to this Lease and the Aircraft in accordance with Section 12.1 hereof.

Section 21.  Miscellaneous.

21.1  Amendments. No provision of this Lease may be amended, supplemented, waived, modified, discharged, terminated or otherwise varied orally, but only by an instrument in writing that specifically identifies the provision of this Lease that it purports to amend, supplement, waive, modify, discharge, terminate or otherwise vary and is signed by Lessor and Lessee. Each such amendment, supplement, waiver, modification, discharge, termination or variance shall be effective only in the specific instance and for the specific purpose for which it is given. No provision of this Lease shall be varied or contradicted by oral communication, course of dealing or performance or other manner not set forth in an agreement, document or instrument in writing and signed by Lessor and Lessee.

21.2  Severability. If any provision hereof shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the extent permitted by Law (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. If, however, any Law pursuant to which such provisions are held invalid, illegal or unenforceable may be waived, such Law is hereby waived by the parties hereto to the full extent permitted, to the end that this Lease shall be deemed to be a valid and binding agreement in all respects, enforceable in accordance with its terms.

21.3  Operational Provisions. Anything in this Lease to the contrary notwithstanding, upon termination of this Lease or the Term and compliance by Lessee with its other obligations hereunder (including, without limitation, those included in Section 5), Lessee shall have no further liability, responsibility or obligation in respect of the operation, maintenance or repair of the Aircraft.

21.4  Counterparts. This Lease and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

21.5  Notices. Any notice or communication of any kind in respect of this Lease shall be deemed to have been received:

21.5.1  if made by letter, when delivered to the addressee;

21.5.2  if made by fax, upon receipt by the sender of transmission confirmation; or

21.5.3  if sent by overnight delivery service, courier or in person (and a signed acknowledgment of receipt is obtained), when delivered.

Any such notice or communication to a party hereto shall be made in English, in writing, by registered mail, fax, overnight delivery service, courier or in person, as permitted under applicable Laws, and shall be given to the respective address or facsimile number set forth for such party in Schedule 4 hereto, or to such other address or number as such party may hereafter specify by notice to the other party hereto.

21.6  Representations and Warranties of Lessee. Lessee represents and warrants to Lessor that:

(a)  Corporate Organization and Qualification. Lessee is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and, pursuant to Sections 1107 and 1108 of the Bankruptcy Code and the orders of the Bankruptcy Court, has all requisite power and authority to enter into and perform its obligations under this Lease.

(b)  Authorization; Valid and Binding. The execution, delivery and performance by Lessee of the Lease and the consummation by Lessee of the transactions contemplated hereby are within the corporate powers of Lessee and have been duly authorized by all necessary corporate and, if required, stockholder action of Lessee. This Lease has been duly authorized, executed and delivered by Lessee and constitutes the legal, valid and binding obligation of Lessee, enforceable in accordance with its terms.

(c)  Consents; No Conflicts. The execution, delivery and performance by Lessee of this Lease (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except (A) where failure to obtain such consent, approval, registration, filing or other action has not had a material adverse effect with respect to Lessee, (B) any normal periodic and other reporting requirements under the Act and the regulations promulgated thereunder and the applicable rules and regulations of the FAA, in each case to the extent required to be given or obtained only after the date hereof, and (C) the filing with the FAA of the FAA bill of sale conveying the Aircraft from Lessee to Lessor, the application for registration for the Aircraft in the name of Lessor, this Lease and Lease Supplement No. 1 (collectively, the “FAA Filed Documents”) and the filing UCC financing statements (and continuation statements with respect thereto) pursuant to the UCC relating to this Lease, (ii) does not violate any applicable Law or the charter, bylaws or other organizational documents of Lessee, (iii) will not violate or result in a default under any Postpetition agreement or Postpetition loan agreement or any other Postpetition indebtedness agreement or instrument of indebtedness binding upon Lessee or its assets except where such default or violation has not had a material adverse effect with respect to Lessee and (iv) does not and will not result in the creation or imposition of any Lien on any assets or properties of Lessee.

(d)  U.S. Air Carrier. Lessee is a U.S. Air Carrier.

21.7  Representations and Warranties of Lessor. Lessor represents and warrants to Lessee that:

(a)  Corporate Organization. Lessor is duly organized and validly existing as a corporation under the laws of the State of Indiana.

(b)  Authorization; Valid and Binding. The execution, delivery and performance by Lessor of this Lease and the consummation by Lessor of the transactions contemplated hereby are within Lessor’s corporate powers and have been duly authorized by all necessary corporate action of Lessor. This Lease has been duly authorized, executed and delivered by Lessor and constitutes the legal, valid and binding obligation of Lessor, enforceable in accordance with its terms.

(c)  Consents; No Conflicts. The execution, delivery and performance by Lessor of this Lease (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except (A) where failure to obtain such consent, approval, registration, filing or other action has not had a material adverse effect with respect to Lessor, (B) any normal periodic and other reporting requirements under the Act and the regulations promulgated thereunder and the applicable rules and regulations of the FAA, in each case to the extent required to be given or obtained only after the date hereof and (C) the filing with the FAA of the FAA Filed Documents and the filing of UCC financing statements (and continuation statements with respect thereto) pursuant to the UCC relating to this Lease, and (ii) will not violate any applicable Law or the charter, bylaws or other organizational documents of Lessor.

(d)  Lessor is a Citizen of the United States.

Section 22.  Governing Law; Submission to Jurisdiction; Waivers. To the extent not governed by the Bankruptcy Code, this Lease shall be governed by, and interpreted in accordance with, the Laws of the State of New York without reference to its conflict of laws rules other than Section 5-1401 and 5-1402 of the New York General Obligations Law. The parties hereto agree that (a) prior to the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of Lessee’s Plan of Reorganization (“Substantial Consummation”), the appropriate and exclusive forum for any disputes arising out of this Lease shall be the Bankruptcy Court, or if such court will not hear any such suit, the Courts of the State of New York sitting in the City of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof and the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction, and (b) upon Substantial Consummation, the appropriate and exclusive forum for any disputes arising out of this Lease shall be the Courts of the State of New York sitting in the City of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof and parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto hereby irrevocably and unconditionally (1) agree that any suit, action or proceeding with respect to this Lease or the transactions contemplated hereby may be brought only in the above specified courts and waives any objection that it may now or hereafter have to the jurisdiction or venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claim the same by way of motion as a defense or otherwise, (2) agree that nothing herein shall affect the right to effect service of process in any manner permitted by law; and (3) waive, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding with respect to this Lease or the transactions contemplated hereby any special, exemplary, punitive or consequential damages.

Section 23.  WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

Section 24.  Complete Agreement. Except for the Global Aircraft Transaction Agreement , this Lease contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral communications or agreements with respect thereto.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed by their respective duly authorized officers as of the date first above written.

REPUBLIC AIRLINE INC. By: Name: Title:
US AIRWAYS, INC. By: Name: Title:

Receipt of the original counterpart of the foregoing Lease is hereby acknowledged on this ___ day of _______________________.

WILMINGTON TRUST COMPANY, as Security Trustee By: Name: Title:

EXHIBIT I

[FORM OF LEASE SUPPLEMENT]

TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT MAY BE PERFECTED THROUGH THE POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART. THE COUNTERPART TO BE DEEMED THE ORIGINAL COUNTERPART SHALL BE THE COUNTERPART THAT CONTAINS THE RECEIPT THEREFOR EXECUTED BY THE SECURITY TRUSTEE.

LEASE SUPPLEMENT NO. [ ]

THIS LEASE SUPPLEMENT NO. [ ] dated [ ], [ ] (this “Lease Supplement”) is between REPUBLIC AIRLINE INC., an Indiana corporation, as lessor (“Lessor”) and US AIRWAYS, INC., a Delaware corporation, as lessee (“Lessee”);

W I T N E S S E T H:

WHEREAS, Lessor and Lessee have heretofore entered into that certain Lease Agreement dated as of [Date], 2005 relating to Embraer ERJ170-100SU Aircraft (herein called the “Lease”; capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Lease); and

WHEREAS, the Lease provides for the execution and delivery of a Lease Supplement, for the purpose of leasing the Aircraft under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1.
Lessor hereby delivers and leases to Lessee under the Lease, and Lessee hereby accepts and leases from Lessor under the Lease, the following described aircraft (the “Aircraft”), which as of the date hereof consists of the following components:

(i)	one (1) Embraer ERJ170-100SU airframe bearing manufacturer’s serial number ____________ and FAA registration mark N______MD; and

(ii)
two (2) General Electric model CF34-8E5 engines (each of which has 750 or higher rated takeoff horsepower or its equivalent) bearing manufacturer’s serial numbers GE-______ and GE-______, respectively.

2.	The parties confirm that the Delivery Date for the Aircraft is ________________.

3.	All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

4.
This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

5.
This Lease Supplement is being delivered in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without reference to principles of conflicts of law other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

N WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. ___ to be duly executed by their respective officers hereunto duly authorized, as of the date and year first above written.

REPUBLIC AIRLINE INC., as Lessor By: Name: Title:
US AIRWAYS, INC., as Lessee By: Name: Title:

Receipt of the original counterpart of the foregoing Lease Supplement No. ___ is hereby acknowledged on this ___ day of _______________________.

WILMINGTON TRUST COMPANY, as Security Trustee By: Name: Title:

SCHEDULE 1

Basic Rent: $[___] per month

Expiration Date: the 15th anniversary of the Delivery Date

SLV Rate: [___] per annum

SCHEDULE 2

Stipulated Loss Value Date	Stipulated Loss Value

SCHEDULE 3

Minimum Liability Insurance Amount: means $[____] per occurrence.

Threshold Amount: means $[___]

SCHEDULE 4

ACCOUNTS; ADDRESSES

(i)  If to Lessee:

US Airways, Inc.

2345 Crystal Drive

Arlington, VA 22227

Attention: Treasurer

Fax: (703) 872-5936

With a copy to the same address

Attention: General Counsel

Fax:  (703)872-5252

Account Information:

PNC Bank, N.A.

ABA No.: 04300096

Account No.: [___]

Reference: US Airways, Inc.

(ii)  If to Lessor:

Republic Airline Inc.

8909 Purdue Road

Suite 300

Indianapolis, Indiana 46268

Attention: Chief Executive Office

Fax: (317) 484-6060

With a copy to:

Wexford Capital LLC

Wexford Plaza

411 West Putnam Avenue

Greenwich, CT 06830

Attention: President and General Counsel

Telephone: (203) 862-7320 and (203) 862-7312

Account Information:

Bank of America

ABA No.: 026009593

Acct. No.: [____]

Reference: Lease [TN]

ANNEX A

DEFINITIONS APPENDIX

ANNEX A

US AIRWAYS, INC.

One (1) Embraer ERJ170-100SU Aircraft

U.S. Registration Mark [TN]

APPENDIX A

DEFINITIONS AND CONSTRUCTION

PART 1.DEFINITIONS

“Actual Knowledge” means as it applies to Lessor or Lessee, actual knowledge of a Vice President or more senior officer of Lessor or Lessee, respectively, or any other officer of Lessor or Lessee, respectively, having responsibility for the transactions contemplated by the Lease; provided that each of Lessee and Lessor shall be deemed to have “Actual Knowledge” of any matter as to which it has received notice from the other, such notice having been given pursuant to Section 21.5 of the Lease.

“Additional Insured(s)” has the meaning set forth in Section D of Annex D to the Lease.

“Affiliate” means, with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purpose of this definition, “control” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“After-tax Basis” means with respect to any payment to be received or accrued by any Person, the amount of such payment adjusted, if necessary, so that such payment, after taking into account all Taxes payable to any taxing authority as a result of the receipt or accrual of such payments and any savings in Taxes with respect to the indemnified Taxes or other liability in respect of which such payment is due, shall be equal to the payment that would have been received or accrued in the absence of such Taxes and any savings in Taxes.

“Aircraft” means, collectively, the Airframe and Engines, whether or not any of such initial or substituted Engines may from time to time be installed on such Airframe.

“Aircraft Documents” means all technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance and technical records that are required by the FAA (or the relevant Aviation Authority) to be maintained with respect to the Aircraft, Airframe, Engines or Parts; and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time made, or required to be made, by the FAA (or other Aviation Authority) regulations, and in each case in whatever form and by whatever means or medium (including, without limitation, microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by or on behalf of Lessee; provided that all such materials shall be maintained in the English language.

“Airframe” means (a) the Embraer ERJ 170-100 SU aircraft (except the Engines or engines from time to time installed thereon) listed by manufacturer’s serial number and U.S. registration number in Lease Supplement No. 1; and (b) any and all Parts so long as the same shall be incorporated or installed in or attached to such aircraft, for so long as the same shall be the property of Lessor in accordance with the terms of the Lease after removal from the Aircraft. The term “Airframe” shall include any Replacement Airframe which may from time to time be substituted pursuant to Section 9 of the Lease.

“Appraiser” means a firm of internationally recognized, independent aircraft appraisers.

“Approved Insurers” has the meaning set forth in Section A.1 of Annex D to the Lease.

“Aviation Authority” means the FAA or, if the Aircraft is registered with any other Government Entity under and in accordance with Section 7.1.2 of the Lease, such other Government Entity.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. §101 et seq.

“Bankruptcy Court” means the United States Bankruptcy Court for the Eastern District of Virginia (together with any other court having jurisdiction over the Chapter 11 Case from time to time).

“Bankruptcy Default” means an Event of Default or Default that (in either case) arises under Section 13.7 of the Lease.

“Bankruptcy Event” with respect to any Person, any of the following events:

(a) such Person shall consent to the appointment of or the taking of possession by the receiver, trustee or liquidator of itself or of substantially all of its property, or such Person shall admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors; or

(b) such Person shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a proceeding under the Bankruptcy Code (as in effect at such time) or such Person shall seek relief by voluntary petition, answer, or consent under the provisions of any other bankruptcy or other similar Law providing for the reorganization or winding-up of corporations (as in effect at such time) or such Person’s board of directors shall adopt a resolution authorizing any of the foregoing; or

(c) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of such Person, a receiver, trustee or liquidator of such Person or of substantially all of its property, or sequestering substantially all of the property of such Person, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed and unvacated for a period of 60 days after the date of entry thereof; or

(d) a petition against such Person in a proceeding under the Bankruptcy Code (as in effect at such time) or any other bankruptcy laws or other insolvency laws shall be filed and shall not be withdrawn or dismissed within 60 days thereafter, or, under the provisions of any Law providing for reorganization or winding-up of corporations which may apply to such Person, any court of competent jurisdiction shall assume jurisdiction, custody or control of such Person or of substantially all of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed and unterminated for a period of 60 days.

“Bar Period” means the period from the Delivery Date to June 30, 2006.

“Basic Rent” has the meaning set forth in Section 3.2.1 of the Lease.

“Basic Rent Payment Date” means the Delivery Date and the calendar day corresponding to the Delivery Date in each month occurring after the Delivery Date during the Term.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in Indianapolis, Indiana or New York, New York.

“Chapter 11 Case” means Lessee’s current case under Chapter 11 of the Bankruptcy Code, filed in the Bankruptcy Court on September 12, 2004 which is being jointly administered under case number 04-13819-SSM.

“Citizen of the United States” has the meaning provided in Section 40102(a) (15) of the Federal Aviation Code and in the FAA Regulations (as interpreted by the Department of Transportation).

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“CRAF” means the Civil Reserve Air Fleet Program authorized under 10 U.S.C. § 9511 et seq. or any substantially similar program under the laws of the United States.

“Default” means an event or condition that, with the giving of notice or the lapse of time or both, would become an Event of Default.

“Delivery Date” means the date on which the Aircraft is first leased to Lessee pursuant to the Lease, as evidenced by the filing with the FAA of the initial Lease Supplement.

“Department of Transportation” means the U.S. Department of Transportation and any agency or instrumentality of the U.S. Government succeeding to its functions.

“Dollars”, “United States Dollars” or “$” means the lawful currency of the United States.

“Eligible Account” means an account established by and with an Eligible Institution acting at the request of Lessor, which institution agrees, for all purposes of the UCC including Article 8 thereof, that (a) such account shall be a “securities account” (as defined in Section 8-501 of the UCC), (b) all property (other than cash) credited to such account shall be treated as a “financial asset” (as defined in Section 8-102(9) of the UCC), (c) Lessor shall be the “entitlement holder” (as defined in Section 8-102(7) of the UCC) in respect of such account, (d) it will comply with all entitlement orders issued by Lessor to the exclusion of the Lessee, and (e) the “securities intermediary jurisdiction” (under Section 8-110(e) of the UCC) shall be the State of New York.

“Eligible Institution” means a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services of at least A3 or A-, respectively.

“Engine” means (a) each of the two General Electric GE CF34-8E5 engines listed by manufacturer’s serial numbers in Lease Supplement No. 1, whether or not from time to time installed on the Airframe or installed on any other airframe or on any other aircraft; and (b) any Replacement Engine that may from time to time be substituted for an Engine pursuant to Section 5 or Section 9 of the Lease; together, in each case, with any and all Parts so long as the same shall be incorporated or installed in or attached thereto or so long as the same shall be the property of Owner Trustee in accordance with the terms of the Lease after removal from any such engine.

“Engine Manufacturer” means The General Electric Company, a New York corporation.

“ERISA” means the Employee Retirement Income Security Act of 1974 and any regulations and rulings issued thereunder.

“Event of Default” has the meaning set forth in Section 13 of the Lease.

“Event of Loss” means, with respect to the Aircraft, the Airframe or any Engine, any of the following circumstances, conditions or events with respect to such property, for any reason whatsoever.

(a) the destruction of such property, damage to such property beyond economic repair or rendition of such property permanently unfit for normal use by Lessee;

(b) the actual or constructive total loss of such property or any damage to such property, or requisition of title or use of such property, which results in an insurance settlement with respect to such property on the basis of a total loss or constructive or compromised total loss;

(c) any theft, hijacking or disappearance of such property for a period of 180 consecutive days or more or, if earlier, the end of the Term.

(d) any seizure, condemnation, confiscation, taking or requisition (including loss of use or title) of such property by any Government Entity or purported Government Entity (other than a requisition of use by the U.S. Government) for a period exceeding (A) in the case of any requisition of use, 180 consecutive days or, if earlier, the end of the Term or (B) in the case of any condemnation, confiscation or seizure of, or requisition of title, 10 consecutive days;

(e) any seizure, condemnation, confiscation, taking or requisition of use of such property by the U.S. Government that continues until the last day of the Term;

(f) as a result of any law, rule, regulation, order or other action by the Aviation Authority or by any Government Entity of the government of registry of the Aircraft, the use of such property in the normal course of Lessee’s business of passenger air transportation is prohibited for a period of 180 consecutive days, unless Lessee, prior to the expiration of such 180 day period, shall have undertaken and shall be diligently carrying forward such steps as may be necessary or desirable to permit the normal use of such property by Lessee, but in any event if such use shall have been prohibited for a period of 365 days, provided that no Event of Loss shall be deemed to have occurred if such prohibition has been applicable to Lessee’s (or a Permitted Sublessee’s) entire U.S. fleet of such property and Lessee (or a Permitted Sublessee), prior to the expiration of such 365-day period, shall have conformed at least one unit of such property in its fleet to the requirements of any such law, rule, regulation, order or other action and commenced regular commercial use of the same in such jurisdiction and shall be diligently carrying forward in a manner which does not discriminate against such property in so conforming such property, steps which are necessary or desirable to permit the normal use of such property by Lessee, but in any event if such use shall have been prohibited for a period of eighteen months; or

(g) a deemed Event of Loss under Section 7.2.1 or 7.2.6 of the Lease.

“Expenses”: means any and all liabilities, obligations, losses, damages, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel, accountants, appraisers, inspectors or other professionals, and costs of investigation).

“Expiration Date” has the meaning set forth in Schedule 1 to the Lease.

“FAA” means the U.S. Federal Aviation Administration and any agency or instrumentality of the U.S. Government succeeding to its functions.

“FAA Regulations” means the Federal Aviation Regulations issued or promulgated pursuant to the Federal Aviation Code from time to time.

“Fair Market Rental Value” means the fair market rental value in Dollars for the Aircraft that would apply in an arm’s-length transaction between an informed and willing lessee under no compulsion to lease, and an informed and willing lessor under no compulsion to lease, the Aircraft, for the applicable period assuming that (a) the Aircraft has been maintained in accordance with, and is in the condition required by, the Lease and (b) payments of rent would be made monthly.

“Fair Market Sales Value” means the fair market sales value in Dollars for the Aircraft that would apply in an arm’s length transaction between an informed and willing buyer under no compulsion to buy and an informed and willing seller under no compulsion to sell, the Aircraft, in a transaction that would close on or about the relevant time of determination, assuming that (a) the Aircraft has been maintained in accordance with, and is in the condition required by, the Lease and (b) the Aircraft would be delivered to such informed and willing buyer in the return condition required by the Lease.

“Federal Aviation Code” or “Act” means the sections of Title 49 of the United States Code relating to aviation, as amended from time to time, or any similar legislation of the United States enacted in substitution or replacement therefor.

“Financing Statements” means the UCC-1 (and, where appropriate, UCC-3) financing statement covering the Lease and the Aircraft, as a precautionary matter, by Lessee, as lessee, showing Lessor as lessor.

“Global Aircraft Transaction Agreement” means that certain Global Aircraft Transaction Agreement dated as of September 21, 2005 between Republic Airways Holdings Inc. and Lessee.

“Government Entity” means (a) any national, federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

“Indemnitee” means (i) Lessor and its Affiliates, officers, directors, employees, agents and Affiliates thereof and (ii) solely with respect to Expenses arising under 18.1.1(b), WTC, the Security Trustee and the Lenders and each Affiliate of the persons described in this clause (ii) and their respective directors, officers and employees of each of such person and each Affiliate thereof.

“Inspecting Parties” has the meaning specified in Section 11.1 of the Lease.

“IRS” means the United States Internal Revenue Service or any agency or instrumentality of the U.S. Government succeeding to its functions.

“JSA” means the Republic Jet Service Agreement, dated as of September 2, 2005, between Lessor and Lessee.

“Law” means (a) any constitution, treaty, statute, law, decree, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

“Lease” means that certain Lease Agreement entered into between Lessor, as lessor, and Lessee, as lessee.

“Lease Supplement” means a lease supplement entered into between Lessor and Lessee, substantially in the form of Exhibit I to the Lease.

“Lease Supplement No. 1” means the initial Lease Supplement, dated the Delivery Date.

“Lender” has the meaning provided in the Loan Agreement.

“Lessee” means US Airways, Inc., and its successors and permitted assigns.

“Lessor Lien” means, with respect to Lessor and in respect of the Aircraft, Airframe, Engines, Parts or Aircraft Documents, any Lien on such property or payments which (a) arises from claims against Lessor not related to any of the Transactions contemplated by the Lease, (b) results from acts or omissions of Lessor in violation of Lessor’s obligations under any of the terms of the Lease, or not related to the transactions contemplated by the Lease, (c) is imposed as a result of Taxes against Lessor or any of its Affiliates not required to be indemnified by Lessee under the Lease, or (d) claims against Lessor arising out of any transfer by Lessor of its interest in the Aircraft or the Lease, other than a Transfer permitted by the terms of the Lease or pursuant to the exercise of remedies set forth in Section 14 of the Lease.

“Lessor Maintenance Disbursement” has the meaning set forth in Section 3.4.3 of the Lease.

“Lien” means any mortgage, pledge, lien, charge, claim, encumbrance, lease or security interest affecting title to or any interest in property.

“Loan Agreement” means the Amended and Restated Loan Agreement ([TN]) dated as of the Delivery Date among Lessor, the Security Trustee and the initial Lender, as amended, supplemented and modified from time to time.

“Loss Payment Date” has the meaning set forth in Section 9.1.2 of the Lease.

“Maintenance Program” has the meaning set forth in Section A of Annex C to the Lease.

“Maintenance Reserve Payment” has the meaning set forth in Section 3.4.3 of the Lease.

“Mandatory Modification” has the meaning set forth in Section D of Annex C to the Lease.

“Manufacturer” means Embraer - Empresa Brasileira de Aeronáutica S.A.

“Minimum Liability Insurance Amount” has the meaning set forth in Schedule 3 to the Lease.

“MR Payment Date” has the meaning set forth in Section 3.4.1 of the Lease.

“Obsolete Parts” has the meaning set forth in Section D of Annex C to the Lease.

“Officer’s Certificate” means, in respect of any corporation, a certificate signed in its name and on its behalf by the Chairman, the President, any Vice President (including those with varying ranks such as Executive, Senior, Assistant or Staff Vice President), the Treasurer or the Secretary of such corporation and, as to any other entity, a certificate of any such entity signed in its name and on its behalf by any individual generally authorized to execute and deliver contracts or generally or specifically authorized to execute and deliver certificates under the Operative Agreements, on behalf of such entity.

“Optional Modification” has the meaning set forth in Section D of Annex C to the Lease.

“Passenger Convenience Equipment” means components or systems installed on or affixed to the Airframe that are used to provide telecommunications services or electronic entertainment to passengers aboard the Aircraft.

“Parts” means all appliances, parts, components, avionics, landing gear, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines, and (b) any Removable Parts leased or financed by Lessee from a third party), that may from time to time be installed or incorporated in or attached or appurtenant to the Airframe or any Engine.

“Payment Default” means the failure of the Lessee to pay any Basis Rent or Supplemental Rent when due.

“Past Due Rate” means SLV Rate plus 100 basis points.

“Permitted Air Carrier” means (i) any Permitted Foreign Air Carrier, (ii) any other Person approved in writing by Lessor or (iii) any U.S. Air Carrier.

“Permitted Country” means any country listed on Annex E to the Lease with which the U.S. maintains normal diplomatic relations.

“Permitted Foreign Air Carrier” means any air carrier with its principal executive offices in any Permitted Country and which is authorized to conduct commercial airline operations and to operate jet aircraft similar to the Aircraft under the applicable Laws of such Permitted Country.

“Permitted Investments” means the following securities (which shall mature within 30 days of the date of purchase thereof): (a) direct obligations of the U.S. Government; (b) obligations fully guaranteed by the U.S. Government; (c) certificates of deposit issued by, or bankers’ acceptances of, or time deposits or a deposit account with, Security Trustee or any bank, trust company or national banking association incorporated or doing business under the laws of the United States or any state thereof having a combined capital and surplus and retained earnings of at least $500,000,000 and having a rate of “C” or better from the Thomson BankWatch Service or (d) commercial paper of any issuer doing business under the laws of the United States or one of the states thereof and in each case having a rating assigned to such commercial paper by Standard & Poor’s Ratings Services of at least A-1 or its equivalent or by Moody’s Investors Service, Inc. of at least P-1 or its equivalent. If none of the above investments are available, the entire amount to be invested may be used to purchase Federal Funds overnight from an entity described in clause (c) above.

“Permitted Liens” has the meaning set forth in Section 6 of the Lease.

“Permitted Sublease” means a sublease permitted under Section 7.2.7 of the Lease.

“Permitted Sublessee” means the sublessee under a Permitted Sublease.

“Permitted Transferee” means (A) a wholly-owned subsidiary of Republic Airways Holdings Inc., (B) a Person whose tangible net worth is at least $50,000,000 as of the date of such transfer, as determined in accordance with generally accepted accounting principles that is not an airline, a commercial aircraft operator, an air freight forwarder, an entity principally engaged in the business of parcel transport by air or an Affiliate thereof or (C) any Person that is not an airline, a commercial aircraft operator, an air freight forwarder, an entity principally engaged in the business of parcel transport by air or an Affiliate thereof whose obligations under the Lease are guaranteed by a Person referred to in the preceding clause (B).

“Person”“or person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA or any plan within the meaning of Section 4975(e)(1) of the Code.

“Plan of Reorganization” means the Lessee’s Bankruptcy Court-approved plan of reorganization in the Chapter 11 Case.

“Pro Rata Rent” means, with respect to any specified period, Basic Rent multiplied by a fraction, the numerator of which is the number of days in such period and the denominator of which is 30.

“Redelivery Location” has the meaning set forth in Section A of Annex B to the Lease.

“Related Indemnitee” has the meaning set forth in Section 18.1.2 of the Lease.

“Removable Part” has the meaning set forth in Section D of Annex C to the Lease.

“Rent” means, collectively, Basic Rent and Supplemental Rent.

“Replacement Airframe” means an airframe that shall have been substituted for the Airframe pursuant to Section 9 of the Lease.

“Replacement Engine” means an engine which shall have been substituted for an Engine pursuant to Section 5 or Section 9 of the Lease.

“Return Date” has the meaning set forth in Section A of Annex B to the Lease.

“Section 1110” means 11 U.S.C. § 1110 of the Bankruptcy Code or any successor section of the federal bankruptcy law in effect from time to time.

“Section 1110 Agreement” means a written agreement with respect to the Aircraft of the debtor to perform referred to in Section 1110(a)(2)(A) of the Bankruptcy Code that, without further review or modification, qualifies under Section 1110 to keep the automatic stay provided by Section 362 of the Bankruptcy Code in effect with respect to the Aircraft.

“Section 1110 Period” means the continuous period commencing when the debtor-in-possession in a proceeding under Chapter 11 of the Bankruptcy Code applicable to Lessee enters into a Section 1110 Agreement with court approval and continuing until (x) the period during which the Lessor is prohibited by Law from repossessing the Aircraft comes to an end or (y) the Lease is validly rejected or terminated.

“Security Agreement” means the Security Agreement ([TN]) dated as of the Delivery Date between Lessor and the Security Trustee, including all annexes, schedules, exhibits, appendices, amendments and supplements thereto.

“Security Deposit” has the meaning set forth in Section 3.3 of the Lease.

“Security Trustee” means Wilmington Trust Company in its capacity as security trustee under the Security Agreement, and any successor thereto in such capacity.

“SLV Rate” has the meaning set forth on Schedule 1 to the Lease.

“Stipulated Loss Value” means, with respect to the Aircraft, the amount set forth under the column headed “Stipulated Loss Value” on Schedule 2 to the Lease opposite the Stipulated Loss Value Date as of which Stipulated Loss Value is required to be computed.

“Stipulated Loss Value Date” means for any month, the Basic Rent Payment Date in such month.

“Subsidiary” means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“Successor Company” has the meaning set forth in Section 12.2.1(a) of the Lease.

“Supplemental Rent” means any and all amounts, liabilities and obligations (other than Basic Rent) that Lessee agrees to pay under the Lease or under any other Lessee Operative Agreement.

“Tax” or “Taxes” shall mean all taxes of any nature, together with any penalties, fines, additions to tax, or interest thereon, however imposed, whether levied, assessed, withheld, or imposed by (i) any federal, state, or local taxing authority within the United States or any territory or possession thereof or (ii) any non-U.S. country, tax authority or governmental subdivision thereof or therein or by any international authority.

“Tax Indemnitee” means Lessor and its Affiliates, directors, officers and employees.

“Term” means (i) the period commencing on the Delivery Date and ending on the Expiration Date or (ii) such shorter period that may result from any earlier termination of the leasing of the Aircraft in accordance with the terms of the Lease including, without limitation, under Section 15.

“Termination Trigger” has the meaning set forth on Section 15.1.1 of the Lease.

“Termination Date” has the meaning set forth in Section 15.1.1 of the Lease.

“Threshold Amount” has the meaning set forth in Schedule 3 to the Lease.

“Transfer” means the transfer, sale, assignment or other conveyance (whether directly or indirectly through a transfer of stock, partnership interest or other ownership interest) of all or any interest in any property, right or interest.

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect in any applicable jurisdiction.

“United States” and “U.S.” each means the United States of America.

“U.S. Air Carrier” means any United States air carrier that is a Citizen of the United States holding an air carrier operating certificate issued pursuant to chapter 447 of title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo and that, in any case, qualifies for the coverage of Section 1110.

“U.S. Government” means the federal government of the United States, or any instrumentality or agency thereof the obligations of which are guaranteed by the full faith and credit of the United States.

“Wet Lease” means any arrangement whereby Lessee or a Permitted Sublessee agrees to furnish the Aircraft, the Airframe or either Engine to a third party pursuant to which the Aircraft, the Airframe or such Engine shall at all times be in the operational control of Lessee or a Permitted Sublessee, provided that Lessee’s obligations under the Lease shall continue in full force and effect notwithstanding any such arrangement.

“WTC” means Wilmington Trust Company, a Delaware banking corporation, not in its capacity as Security Trustee under the Security Agreement, but in its individual capacity.

PART 2.RULES OF CONSTRUCTION

(a)Section headings and the table of contents in the Lease are inserted for convenience of reference only and shall be ignored in the interpretation of the Lease.

(b)In the Lease, unless the context otherwise requires:

(i)references to Sections, Clauses, Appendices, Exhibits and Schedules are to be construed as references to the sections of, clauses of, and appendices, exhibits and schedules to, the Lease as amended in accordance with the terms of the Lease, or, as the case may be, with the agreement of the relevant parties;

(ii)references to Sub-sections or Sub-clauses are to be construed as references to a sub-section or sub-clause of the Section or Clause in which such reference appears;

(iii)references to the Lease include its Appendices, Exhibits and Schedules;

(iv)references to (or to any specified provision of) the Lease or any other document shall be construed as references the Lease, that document or that provision as amended in accordance with the terms hereof or thereof, or, as the case may be, with the agreement of the relevant parties;

(v)references to any law or enactment shall be deemed to include references to such law or enactment as re-enacted, amended, extended, consolidated or replaced and any orders, decrees, proclamations, regulations, instruments or other subordinate legislation made thereunder;

(vi)words importing any gender shall be construed as including every gender;

(vii)definitions in the plural form shall apply to the singular form and vice versa;

(viii)any reference to any Person (including each of the parties to the Lease) shall include such Person and its successors, permitted assigns, and permitted transferees; and

(ix)the word “including” shall be construed as “including but not limited to.”

ANNEX B

RETURN OF THE AIRCRAFT

[*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*]

____
* Confidential

ANNEX C

MAINTENANCE; PARTS; MODIFICATIONS; ETC.

[*][*][*][*][*]

____
* Confidential

ANNEX D

INSURANCE

[*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*]

____
* Confidential

ANNEX E

PERMITTED COUNTRIES

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]
[*][*]

____
* Confidential

ANNEX F

GENERAL TAX INDEMNITY

[*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*]

____
* Confidential

i
EXHIBIT G

Brian P. Leitch, Esq.

Daniel M. Lewis, Esq.

Michael J. Canning, Esq.

ARNOLD & PORTER LLP

370 Seventeenth Street

Suite 4500

Denver, Colorado 80202

(303) 863-1000

-and-

555 Twelfth Street. NW

Washington, DC 20004

(202) 942-5000

-and-

399 Park Avenue

New York. New York 10022

(212) 715-1000

Lawrence E. Rifken, Esq. (VSB No. 29037)

Douglas M. Foley, Esq. (VSB No. 34364)

David I. Swan, Esq.

McGUIREWOODS LLP

1750 Tysons Boulevard, Suite 1800

McLean, Virginia 22102-4215

(703) 712-5000

Counsel to the Debtors and Debtors-in-Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF VIRGINIA

ALEXANDRIA DIVISION

)
In re:      ) Case No. 04-13819
) Jointly Administered
US AIRWAYS, INC., et al., 1    ) Chapter 11
) Hon. Stephen S. Mitchell
Debtors.     )
__________________________________________)
ORDER AMENDING THE COURT’S ORDER PURSUANT TO 11 U.S.C. §§ 105(a),

362, 363, 364, 365, 503, 1110 AND FED. R. BANKR. P. 9019 AUTHORIZING THE DEBTORS TO ENTER INTO AND APPROVING AN INVESTMENT AGREEMENT WITH WEXFORD CAPITAL LLC AND REPUBLIC AIRWAYS HOLDINGS INC., AND THE TRANSACTIONS PROVIDED FOR IN RELATED TERM SHEETS, INCLUDING THE ENTRY INTO AND ASSUMPTION OF AN

AMENDED AND RESTATED JET SERVICE AGREEMENT

Upon the motion of the Debtors and debtors-in-possession in the above captioned cases to modify certain provisions contained in the Court’s Order Pursuant to 11 U.S.C. §§ 105(a), 362, 363, 364, 365, 503, and 1110 And Fed. R. Bankr. P. 9019 Authorizing The Debtors To Enter Into And Approving An Investment Agreement With Wexford Capital LLC And Republic Airways Holdings Inc., And The Transactions Provided For In Related Term Sheets, Including The Entry Into and Assumption Of An Amended And Restated Jet Services Agreement, Dated March 31, 2005 (Docket No. 2000) (the “Wexford Order”), which the Court entered upon the Debtors’ Motion For An Order Pursuant To 11 U.S.C. §§ 105(a), 362, 363, 364, 365, 503, and 1110 And Fed. R. Bankr. P. 9019 Authorizing The Debtors To Enter Into And Approving An Investment Agreement With Wexford Capital LLC And Republic Airways Holdings Inc., And The Transactions Provided For In Related Term Sheets, Including The Entry Into and Assumption Of An Amended And Restated Jet Services Agreement (Docket No. 1919) (the “Wexford Motion”),2  the Debtors seek to modify the Wexford Order to clarify and confirm certain rights and remedies of Republic Airways Holdings Inc. and its subsidiaries (“Republic”) and the Debtors arising in connection with Republic’s and the Debtors’ entry into the license-back of the Slots and the lease-back of the Currently Owned Aircraft, as provided for in the Investment Agreement and Related Term Sheets.

It appearing that the relief sought in the Motion is necessary to confirm and implement certain agreements of the parties with respect to the license-back of the Slots and the lease-back of the Currently Owned Aircraft; and it further appearing that notice of the Motion is sufficient and complies with the requirements of Rule 2002 of the Federal Rules of Bankruptcy Procedures and the Court’s order governing notice in these Cases, and for good cause shown, the Court finds that:

A.On September 12, 2004 (the “Petition Date”), the Debtors commenced these Chapter 11 cases (the “Cases”) by filing their respective voluntary petitions in this Court for reorganization relief under chapter 11 of the Bankruptcy Code. The Debtors have continued to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in these Cases. The Court entered an order for joint administration of these Cases.
B.On September 21, 2004, the United States Trustee appointed an Official Committee of Unsecured Creditors (the “Committee”) in these Cases.
C.This Court has jurisdiction over this Motion pursuant to 28 U.S.C. §§ 157 and 1334. Venue is proper under 28 U.S.C. §§ 1408 and 1409. This matter is a core proceeding within the meaning of 28 U.S.C. § 157(b).
D.The statutory predicates for the relief requested herein are sections 105(a), 362, 363, 364, 365, 503, and 1110 of Title 11 of the Bankruptcy Code and Bankruptcy Rule 9019.
E.The relief granted herein is essential to the implementation of certain of the transactions contemplated by the Investment Agreement and Related Term Sheets, which were approved by order of this Court on March 31, 2005.
F.The relief requested in the Motion is in the best interests of the Debtors, their estates, and their creditors.
G.The limited modifications sought by the Debtors are consistent with the parties’ intent as set forth in the Investment Agreement and Related Term Sheets, are clarifying and confirmatory in nature and do not constitute a substantive change to the Wexford Order and the Transactions approved thereby, and, therefore, is permissible.
H.Notice of the relief requested in the Motion was given to: (i) the United States Trustee for the Eastern District of Virginia (the “US. Trustee”); (ii) Otterbourg, Steindler, Houston & Rosen, P.C., lead counsel to the Creditors’ Committee (the “Creditors’ Committee”), Attn: Scott L. Hazan, Esq.; (iii) the Air Transportation Stabilization Board (the “ATSB”); and (iv) those parties as required by, and in accordance with, the Order Establishing Omnibus Hearing Dates and Authorizing Certain Electronic Notice, Case Management and Administrative Procedures (entered on September 15, 2004 at Docket No. 121) (the “Case Management Order”). Such notice constitutes good and sufficient notice of the Hearing in accordance with Bankruptcy Rules 2002(a), 4001(c) and 4001(d) and section 102(1) of the Bankruptcy Code, as required by sections 105(a), 362, 363, 364, 365, 503, and 1110. No other or further notice is necessary.
I.The findings and conclusions set forth herein constitute the Court’s finding of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the foregoing findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.
Upon the record herein after due deliberation thereon good and sufficient cause exists for the granting of the relief as set forth herein,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

1.	The Motion is GRANTED.
2.	The Wexford Order is amended as follows:
3.  The Wexford Order is hereby amended and modified to add the following three new paragraphs:
“32. Each reference in this Order to “Republic” shall be deemed to include a reference to any subsidiary of Republic Airways Holdings Inc. that undertakes a transaction pursuant to the Investment Agreement or the Related Term Sheets.

33. During the pendency of these Cases, the automatic stay imposed by Section 362(a) of the Bankruptcy Code shall be deemed lifted to allow Republic to exercise its rights, claims and remedies as and when provided for under (i) the applicable license, and the documents related thereto to which the Debtors are a party, entered into with respect to the license-back of the Slots, and (ii) the applicable leases, and the documents related thereto to which the Debtors are a party, entered into with respect to the lease-back of each of the Currently Owned Aircraft, and, in the event of any subsequent Chapter 11 case of the Debtors, Republic’s rights and the Debtors’ obligations in respect of such leases shall governed by Section 1110 of the Bankruptcy Code.

34. With respect to the license entered into with respect to the license-back of the Slots and each lease entered into with respect to the lease-back of the Currently Owned Aircraft, in the event the Debtors fail to consummate a plan of reorganization and emerge from these Cases, the claims of Republic with respect to each such license and each such lease, and, in each case, the documents related thereto to which the Debtors are a party, shall be limited solely to (i) an administrative expense claim equal to any unpaid amounts due and owing through the date of rejection or termination of such license or lease, with appropriate credit for any amounts paid in advance by the Debtors and, in the case of any lease-back of the Currently Owned Aircraft an administrative expense claim equal to the cost of placing the Currently Owned Aircraft into compliance with the return conditions therefor, and (ii) an unsecured pre-petition claim for all other claims that may arise on account of any such license or lease, including on account of the rejection or termination thereof.”

4.  The terms of the Wexford Order are amended and modified solely as set forth in Paragraph 3 of this Order, and no other provisions of the Wexford Order shall be affected by entry of this Order, including but not limited to the validity and effectiveness of the Investment Agreement and Related Term Sheets, together with the Transaction Documents, as and when such documents are executed and delivered by the Debtors, and any and all of the rights and interests of the parties under the Wexford Order.
5.  The Transactions to be consummated in accordance with the Wexford Order, as amended and modified by this Order, and the Investment Agreement and the Related Term Sheets, constitute good faith transactions, and Wexford and Republic are entitled to the protections afforded by section 363(m) of the Bankruptcy Code in the event of a reversal or modification on appeal of this Order.
6.  The Wexford Order, as amended and modified by this Order, and the Investment Agreement and the Related Term Sheets shall be binding on any subsequent chapter 11 or chapter 7 trustee who may be appointed or elected in these cases or any succeeding chapter 7 case.
7.  Each officer or authorized signatory of the Debtors as may be so authorized by resolutions of the Board of Directors or shareholders of each of the Debtors, acting singly, is hereby authorized to execute and deliver each of the documents to be consummated in accordance with the Wexford Order, as amended and modified by this Order, and the Investment Agreement and Related Term Sheets, such execution and delivery to be conclusive of their respective authority to act in the name of and on behalf of the Debtors.
8.  The Investment Agreement and Related Term Sheets, together with the Transaction Documents, as and when executed and delivered by the Debtors, constitute and evidence the valid and binding obligations of each of the Debtors, which obligations shall be enforceable against each of the Debtors in accordance with the terms thereof and of the Wexford Order, as amended and modified by this Order.
9.  The Investment Agreement and the Related Term Sheets or any related Transaction Documents or other agreements, documents or other instruments executed in connection therewith may be modified, amended or supplemented by the parties thereto in accordance with the terms thereof without further order of the Court, provided that any such modification, amendment or supplement has no material adverse effects on the Debtors’ estates or is to reflect the terms and provisions of the Wexford Order, as amended and modified by this Order, and provided, further, that such parties will provide the Committee and the ATSB with at least five (5) days prior written notice of any such modification.
10.  This Order is without prejudice to the validity or effect of any terms and provisions of the Wexford Order except as expressly set forth herein. All other terms and provisions of the Wexford Order shall continue in effect as of the date of the Wexford Order, nor shall this Order have any effect on all acts of Wexford, Republic and the Debtors taken pursuant to the Wexford Order.
11.  This Court shall retain jurisdiction to hear and determine all matters arising from the implementation of this Order.
Dated: Alexandria, Virginia
September __, 2005
/s/ Stephen S. Mitchell
________________________________
Sep 2 2005        Honorable Stephen S. Mitchell
United States Bankruptcy Judge

Entered on Docket: Sep 6, 2005 cb

WE ASK FOR THIS:

Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
555 Twelfth Street, NW
Washington, DC 20004
(202) 942-5000
- and -

By:  /s/ Douglas M. Foley
Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, Virginia 22102-4215
(703) 712-5000

Counsel to the Debtors and Debtors-in-Possession

1  The Debtors are the following entities: US Airways, Inc., US Airways Group. Inc., PSA Airlines, Inc., Piedmont Airlines, Inc. and Material Services Company, Inc.

2  Unless they are otherwise defined in this Order, all capitalized terms used herein shall have the meanings ascribed to them in the Wexford Motion and the Wexford Order.

SCHEDULE 1
TO
Global Aircraft Transaction Agreement
i
ACCOUNTS FOR PAYMENTS

Account for Payments
US Airways, Inc.	[*] Reference: US Airways, Inc.
Republic Airways Holdings Inc.	[*] Reference: Republic Airways Holdings Inc.

____
* Confidential

i
SCHEDULE 2
TO
Global Aircraft Transaction Agreement

Owned Aircraft

Aircraft	Manufacturer’s Serial Number	Aircraft Model	Related Engines	Equity Value	Debt Balance
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
				[*]	[*]

____
* Confidential

SCHEDULE 3
TO
Global Aircraft Transaction Agreement

Leased Aircraft

Aircraft	Manufacturer’s Serial Number	Aircraft Model	Related Engines
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

____
* Confidential

  SCHEDULE 4
TO
Global Aircraft Transaction Agreement

AIRCRAFT DELIVERY CONDITIONS

[*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*][*]

____
* Confidential

SCHEDULE 5
TO
Global Aircraft Transaction Agreement
i
AIRCRAFT DOCUMENTS

Original Delivery Records

Type Certificate

Aircraft Readiness log, Packing Sheet, or equivalent Detailed Specification

Embraer Aircraft Logbook and Final Inspection Report

Original FAA Certificate of Airworthiness (C of A) Certificates, Specifications and Statements including copy of the original Export C of A (from manufacturer if aircraft delivered new from outside the United States)

Cabin material burn test documents and certificates

Certificate of Airworthiness

Aircraft incident/accident statement with letter of QA

Certificate of Registration

Air Operators Certificate (copy of AOC)

Aircraft Radio license (copy of)

Letter regarding Alternate Means Of Compliance (AMOCs) for Airworthiness Directives (ADs) for AMOCs that are acceptable under the Aircraft Delivery Conditions, and copies of such AMOCs

Historical flight logs and/or certified computerized flight log listing to evidence complete flight hours and flight cycles during operations

Manuals

Aircraft Maintenance Manual (AMM)

Illustrated Part Catalogue (IPC)

Wiring Diagram Manual (WDM, including equipment, hookup, wire, ground, terminal list)

Structural Repair Manual (SRM)

Approved Flight Manual (AFM, including supplements which incorporate Aircraft Operations manual)

Flight Crew Operating Manuals (FCOM, if originally provided by the manufacturer)

Operators Minimum Equipment List (MEL)

Engine and APU overhaul manual and IPC

Configuration Data

Loose equipment inventory drawing (see aircraft IPC, if included)

Passenger configuration drawing or Location of Passenger Accommodations (LOPA) drawing

Weight & Balance report including equipment list

Modification Data

Aircraft Modification status list based on Engineering Order (EO) reference including accomplishment date

Cross reference of accomplished Service Bulletins to US Airways or Sublessee EO number

Major alterations and Supplemental Type Certificates (STCs) incorporated

Revised Weight and Balance Manual including latest weighing report

Electrical Load Analysis (if furnished by the manufacturer)

Maintenance Program (Note: for the sole purpose of transitioning aircraft to Republic Designee’s program and expressly prohibits future use thereof)

Description

Life/Time limited maintenance items

Corrosion Prevention & Control Program (CPCP)

Complete copy of the approved Maintenance Program (subject to confidentiality)

Maintenance Status

Current Aircraft inspection status including hours/cycles with check/inspection history

Supplemental Structural Inspection Status showing last accomplishment and next due for each task (if applicable)

Corrosion Prevention and Control Program status showing last accomplishment and next due for each task (if applicable)

I-check and C Check (if applicable) performed job cards and all other short interval inspections/corrections maintenance records including Airworthiness Release sign-offs.

Aircraft Technical Log (ATL) of last two years, with details of all flights/complaints/ maintenance/corrections

Open Deferred Items and Deferred Maintenance Items (DMIs) at delivery (if permitted by Aircraft Delivery Conditions)

List and status of any out of phase checks, special inspection requirements, time limited repairs etc.

Aircraft Structure File to include:

List of major repairs with substantiation/Engineering Authorizations (EAs) as required including Designated Engineering Representative (DER) approval (FAA Form 8110-3) or other FAA approved data, or sufficient back up data to support DER approval, for repairs not covered by the SRM.

AD compliance listing to include:

ADs requiring repetitive inspection

ADs requiring termination

ADs terminated

Validation statement from the Director of Quality Assurance (QA) or equivalent

Method of compliance last accomplishment and next due date, hours or cycles

Evidence of completion, including “dirty finger print” documentation

Rotable Data

Survey of installed rotables (Air Transport Association (ATA) code/part number/serial number/installation date)

Listing of life-limited/hard-time components to include time since new or overhaul and time remaining, including 8130-3 (for hard-time components) or equivalent documentation evidencing component history to new (for life-limited components)

Landing Gear Data

Last overhaul report, including Airworthiness Release (FAA Form 8130)

Service Bulletin/modification status and approvals

Listing of life-limited/hard-time components data (part number, serial number, time since new or overhaul, and time remaining), including documentation evidencing component history to new

APU Data

Last overhaul report, including an FAA Form 8130 airworthiness release

Service Bulletin/Modification status and approvals

Listing of life-limited/hard-time components with maintenance status data (part number, serial number, time since new or overhaul, and time remaining), including documentation evidencing component history to new

Engine Data

Hours, cycles and removal/installation/shop visit history (maintenance overview)

Shop visit work packages including task cards and FAA Form 8130 airworthiness release for each shop visit.

AD status report

Status of accomplished and open Service Bulletins applicable to each engine

Listing of life-limited/hard-time components installed
(Part number, serial number, time since new or overhaul, and time remaining)

Removal/installation history for each installed Life Limited Part with supporting documentation to provide traceability “back-to-birth”

List of installed components with part & serial number (including time since new, cycles since new, time since overhaul, and cycles since overhaul), including 8130-3 or equivalent documentation evidencing component history to new

Engine trend report (most recent)

SCHEDULE 6
TO
Global Aircraft Transaction Agreement
i
SECURED LOAN DOCUMENTS

1.	Aircraft [*].

Loan Agreement [*], dated as of April 12, 2004, among US Airways, Inc., as Borrower, Jurema, Ltd., as Lender, and Wilmington Trust Company, as Security Trustee.

Promissory Note of US Airways, dated as of April 12, 2004, issued to the Lender under such Loan Agreement.

2.	Aircraft [*].

Loan Agreement [*], dated as of April 15, 2004, among US Airways, Inc., as Borrower, Jurema, Ltd., as Lender, and Wilmington Trust Company, as Security Trustee.

Promissory Note of US Airways, dated as of April 15, 2004, issued to the Lender under such Loan Agreement.

3.	Aircraft [*].

Loan Agreement [*], dated as of June 1, 2004, among US Airways, Inc., as Borrower, Embraer Finance Ltd., as Lender, and Wilmington Trust Company, as Security Trustee.

Promissory Note of US Airways, dated as of June 1, 2004, issued to the Lender under such Loan Agreement.

4.	Aircraft [*].

Loan Agreement [*], dated as of July 2, 2004, among US Airways, Inc., as Borrower, Embraer Finance Ltd., as Lender, and Wilmington Trust Company, as Security Trustee.

Promissory Note of US Airways, dated as of July 2, 2004, issued to the Lender under such Loan Agreement.

5.	Aircraft [*].

Loan Agreement [*], dated as of July 15, 2004, among US Airways, Inc., as Borrower, Embraer Finance Ltd., as Lender, and Wilmington Trust Company, as Security Trustee.

Promissory Note of US Airways, dated as of July 15, 2004, issued to the Lender under such Loan Agreement.

____
* Confidential

6.	Aircraft [*].

Loan Agreement [*], dated as of August 13, 2004, among US Airways, Inc., as Borrower, Embraer Finance Ltd., as Lender, and Wilmington Trust Company, as Security Trustee.

Promissory Note of US Airways, dated as of August 13, 2004, issued to the Lender under such Loan Agreement.

7.	Aircraft [*].

Loan Agreement [*], dated as of September 1, 2004, among US Airways, Inc., as Borrower, Embraer Finance Ltd., as Lender, and Wilmington Trust Company, as Security Trustee.

Promissory Note of US Airways, dated as of September 1, 2004, issued to the Lender under such Loan Agreement.

8.	Aircraft [*].

Loan Agreement [*], dated as of January 25, 2005, among US Airways, Inc., as Borrower, Embraer Finance Ltd., as Lender, and Wilmington Trust Company, as Security Trustee.

Promissory Note of US Airways, dated as of January 25, 2005, issued to the Lender under such Loan Agreement.

9.	Aircraft [*].

Loan Agreement [*], dated as of January 25, 2005, among US Airways, Inc., as Borrower, Embraer Finance Ltd., as Lender, and Wilmington Trust Company, as Security Trustee.

Promissory Note of US Airways, dated as of January 25, 2005, issued to the Lender under such Loan Agreement.

10.	Aircraft [*].

Loan Agreement [*], dated as of January 27, 2005, among US Airways, Inc., as Borrower, Embraer Finance Ltd., Lender, and Wilmington Trust Company, as Security Trustee.

Promissory Note of US Airways, dated as of January 27, 2005, issued to the Lender under such Loan Agreement.

____
* Confidential

SCHEDULE 7
TO
Global Aircraft Transaction Agreement

SECURED LOAN DOCUMENTS AMENDMENTS
i

The existing Loan Agreement listed on Schedule 6 for each Owned Aircraft will be amended and restated in accordance with the following terms:

Loan Amount	[*]
Loan Term	[*]
Amortization	[*]
Optional Prepayment	[*]
Interest Rate	[*]
Cross Default and Cross Collateralization	[*]
Section 1110	[*]
Documentation	[*]

____
* Confidential

iSCHEDULE 8
TO
Global Aircraft Transaction Agreement

LEASE DOCUMENTS

1. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of March 5, 2004, among US Airways, Inc., as Lessee, AFS Investments XI, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of March 5, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated March 5, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of March 5, 2004, between US Airways, Inc. and AFS Investments XI, Inc.

2. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of March 5, 2004, among US Airways, Inc., as Lessee, AFS Investments XI, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of March 5, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated March 5, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of March 5, 2004, between US Airways, Inc. and AFS Investments XI, Inc.

3. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of March 9, 2004, among US Airways, Inc., as Lessee, AFS Investments XI, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

____
* Confidential

Lease Agreement (US Airways, Inc. [*]), dated as of March 9, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated March 9, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of March 9, 2004, between US Airways, Inc. and AFS Investments XI, Inc.

4. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of March 11, 2004, among US Airways, Inc., as Lessee, AFS Investments XI, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of March 11, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated March 11, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of March 11, 2004, between US Airways, Inc. and AFS Investments XI, Inc.

5. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of May 21, 2004, among US Airways, Inc., as Lessee, AFS Investments XIII, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of May 21, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated May 21, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of May 21, 2004, between US Airways, Inc. and AFS Investments XIII, Inc.

____
* Confidential

6. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of May 21, 2004, among US Airways, Inc., as Lessee, AFS Investments XIII, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of May 21, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated May 21, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of May 21, 2004, between US Airways, Inc. and AFS Investments XIII, Inc.

7. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of June 17, 2004, among US Airways, Inc., as Lessee, AFS Investments XIII, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of June 17, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated June 17, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of June 17, 2004, between US Airways, Inc. and AFS Investments XIII, Inc.

8. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of June 28, 2004, among US Airways, Inc., as Lessee, AFS Investments XIII, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of June 28, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated June 28, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of June 28, 2004, between US Airways, Inc. and AFS Investments XIII, Inc.

____
* Confidential

9. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of June 30, 2004, among US Airways, Inc., as Lessee, AFS Investments XIII, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of June 30, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated June 30, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of June 30, 2004, between US Airways, Inc. and AFS Investments XIII, Inc.

10. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of July 15, 2004, among US Airways, Inc., as Lessee, AFS Investments XIII, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of July 15, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated July 15, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of July 15, 2004, between US Airways, Inc. and AFS Investments XIII, Inc.

11. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of August 2, 2004, among US Airways, Inc., as Lessee, AFS Investments XIII, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of August 2, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated August 2, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of August 2, 2004, between US Airways, Inc. and AFS Investments XIII, Inc.

____
* Confidential

12. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of August 4, 2004, among US Airways, Inc., as Lessee, AFS Investments XIII, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of August 4, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated August 4, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of August 4, 2004, between US Airways, Inc. and AFS Investments XIII, Inc.

13. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of August 23, 2004, among US Airways, Inc., as Lessee, AFS Investments XIII, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of August 23, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated August 23, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of August 23, 2004, between US Airways, Inc. and AFS Investments XIII, Inc.

14. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of August 30, 2004, among US Airways, Inc., as Lessee, AFS Investments 69, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of August 30, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

____
* Confidential

Lease Supplement No. 1 (US Airways, Inc. [*]), dated August 30, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of August 30, 2004, between US Airways, Inc. and AFS Investments 69, Inc.

15. Aircraft [*].

Participation Agreement (US Airways, Inc. [*]), dated as of September 9, 2004, among US Airways, Inc., as Lessee, AFS Investments 69, Inc., as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee.

Lease Agreement (US Airways, Inc. [*]), dated as of September 9, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Lease Supplement No. 1 (US Airways, Inc. [*]), dated September 9, 2004, between Wells Fargo Bank Northwest, National Association, as Owner Trustee, as Lessor, and US Airways, Inc., as Lessee.

Tax Indemnity Agreement, dated as of September 9, 2004, between US Airways, Inc. and AFS Investments 69, Inc.

____
* Confidential

SCHEDULE 9
TO
Global Aircraft Transaction Agreement
i
AMENDMENT NO. 1 TO
PARTICIPATION AGREEMENT (US Airways, Inc. [TN])

AMENDMENT NO. 1, dated as of [_____], 2005 (this “Amendment”), among REPUBLIC AIRLINE INC., an Indiana corporation (“Lessee”), AFS INVESTMENTS [__], INC., a Delaware corporation (the “Owner Participant”), and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as expressly provided, but solely as Owner Trustee (the “Owner Trustee”), to the Participation Agreement (US Airways [TN]), dated as of [LD] (the “Participation Agreement”), among Lessee, as assignee of US Airways, Inc. (“US Airways”), Owner Participant and Owner Trustee. Certain terms used herein have the defined meanings referred to in Section 1 hereof.

W I T N E S S E T H :

WHEREAS, US Airways, the Owner Participant and the Owner Trustee entered into the Participation Agreement in connection with the lease of the Aircraft by Owner Trustee to US Airways pursuant to the Lease;

WHEREAS, immediately prior to the execution and delivery of this Amendment, US Airways has assigned to Lessee, and Lessee has assumed, all of US Airways’ rights and obligations as lessee under the Participation Agreement and the Lease pursuant to the Lease Documents Assignment Agreement [TN], dated as of the date hereof, among US Airways, Lessee, US Airways Group, Inc., Owner Trustee, Owner Participant and OP Guarantor (the “Assignment”); and

WHEREAS, in connection with such assumption and assignment, Lessee has requested certain amendments to the Participation Agreement, as set forth herein, and the Lease, as set forth in Amendment No. 1 to Lease Agreement attached hereto as Exhibit A (the “Lease Amendment” and, together with this Amendment, the “Amendments”).

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined or provided herein, terms used herein that are defined pursuant to the Participation Agreement have such respective defined meanings.

Section 2. Amendments. Effective as of the date hereof, the Participation Agreement is hereby amended as follows:

Section 2.1 Financial Statements. Section 6(l) of Part I of the STM, as incorporated by reference into Section 6 of the Participation Agreement, is amended and restated to read as follows:

(l) Financial Statements. Lessee will deliver to Lessor and the Owner Participant (i) within 120 days after the end of each fiscal year of the Guarantor, a copy of the Guarantor’s audited consolidated balance sheet and related consolidated statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by the Guarantor’s independent public accountants of recognized national standing to the effect that such financial statements present fairly in all material respects the consolidated financial condition and results of operations of the Guarantor in accordance with GAAP; provided that if the Guarantor shall have filed with the Securities and Exchange Commission an Annual Report on Form 10-K for such fiscal year, delivery of such Form 10-K (without exhibits) shall satisfy the foregoing requirement; and (ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Guarantor, the Guarantor’s consolidated balance sheet and related consolidated statements of operations and cash flows as of the end of and for such fiscal quarter (in the case of the statement of operations) and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as the end of) the previous fiscal year, prepared in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes; provided that if the Guarantor shall have filed with the Securities and Exchange Commission a Quarterly Report on Form 10-Q for such fiscal quarter, delivery of such Form 10-Q (without exhibits) shall satisfy the foregoing requirements.

Section 2.2 Definitions. Annex A to the STM, as used to provide definitions for the Participation Agreement and the other Operative Documents, is amended as follows:

(a) to delete in the definition of “Business Day” the reference to “ Pittsburgh” and to substitute therefor “Indianapolis”.

(b) to delete the definitions of “Guarantor” and “Guaranty” and substitute therefor the following:

“Guarantor” means Republic Airways Holdings Inc., a Delaware corporation.

“Guaranty” means the guaranty, dated as of the date of Amendment No. 1 to the Lease and executed by the Guarantor in favor of the beneficiaries identified therein with respect to Lessee’s obligations under the Operative Documents, as the same may be amended, supplemented or modified from time to time to the extent permitted by, and in accordance with, the provisions thereof.

(c) to insert at the end of the definition of “Wet Lease” the following: “For the avoidance of doubt, a code share agreement under which the Lessee (or any Sublessee) operates the Aircraft under another air carrier’s livery and two-letter flight designator code shall not be deemed a Wet Lease.”

Section 2.3 Schedule I. Schedule I to the Participation Agreement is amended by deleting the information set forth therein for US Airways and inserting in its place the following information for the Lessee:

PARTY/OTHER	MAILING ADDRESS/FAX	OVERNIGHT COURIER	WIRE TRANSFER
Lessee: Republic Airline Inc. Organizational Identification Number: 2004110900414 Guarantor: Republic Airways Holdings Inc. Organizational Identification Number: 2604607

8909 Purdue Road

Suite 300

Indianapolis, IN 46268

Attention: President

Facsimile: (317) 484-6040

with a copy to:

Wexford Capital LLC

411 West Putnam Avenue

Suite 125

Greenwich, CT 06830

Attention: Jay Maymudes

Facsimile: (203) 862-7350
		8909 Purdue Road Suite 300 Indianapolis, IN 46268 Attention: President with a copy to: Wexford Capital LLC 411 West Putnam Avenue Suite 125 Greenwich, CT 06830 Attention: Jay Maymudes	[*] Reference: Republic Airline Inc.

Section 3. Representations and Warranties.

Lessee, as to itself and as to Guarantor, represents and warrants to the Owner Trustee and the Owner Participant that:

(a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana having an organizational identification number (file number) as set forth in Schedule I to the Participation Agreement, and Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having an organizational identification number (file number) as set forth in Schedule I to the Participation Agreement, and each of Lessee and Guarantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction, has the corporate power and authority to own or hold under lease its properties, has, or had on the respective dates of execution thereof, the corporate power and authority to enter into and perform its obligations under those Lessee Documents and other Operative Documents to which it is a party, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its operations or the nature of its business requires (other than failures to so qualify which would not have a material adverse effect on the condition (financial or otherwise), business or properties of it and its subsidiaries existing on the date of this Agreement, considered as one enterprise);

____
* Confidential

(b) Lessee is a Certificated Air Carrier, is a “registered organization” as defined in Section 9-102 of the Uniform Commercial Code as in effect in the State of New York and the State of Indiana, is “located” in the State of Indiana under Section 9-307 of the Uniform Commercial Code as in effect in the States of New York and Indiana and has its chief executive offices in Indianapolis, Indiana and its mailing address is as set forth in Schedule I to the Participation Agreement;

(c) the execution and delivery of the Assignment and the Amendments by Lessee and the Guaranty by the Guarantor (collectively, the “Transaction Documents”) and performance by it of those Lessee Documents and other Operative Documents to which it is a party, and the performance of its obligations under those Lessee Documents and other Operative Documents to which it is a party, have been duly authorized by all necessary corporate action on its part, do not require any stockholder approval, or approval or consent of any trustee or holder of its material indebtedness or material obligations, except such as have been duly obtained and are in full force and effect, and do not contravene any Law binding on it or its certificate of incorporation or by-laws, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon its property under, any indenture, mortgage, contract or other agreement to which it is a party or by which it may be bound or affected which contravention, default or Lien, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of it and its subsidiaries existing on the date of this Amendment, considered as one enterprise, or its ability to perform its obligations under those Lessee Documents and other Operative Documents to which it is a party; provided, that insofar as the representations and warranties set forth in this Section 3(c) apply to the prohibited transaction rules of ERISA and Section 4975 of the Code, such representations and warranties are based upon and subject to the truth and accuracy of the representations, warranties and covenants set forth in Section 6(g) of the Participation Agreement;

(d) neither its execution and delivery of the Transaction Documents to which it is a party, nor the performance of its obligations under those Lessee Documents or other Operative Documents to which it is a party, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, the Department of Transportation, the FAA, or any other Federal, state or foreign governmental authority having jurisdiction over it or its property, other than (A) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by Lessee or any Sublessee required to be obtained on or prior to the date of this Amendment, which orders, permits, waivers, exemptions, authorizations and approvals have been, or on the date of this Amendment will be, duly obtained and are, or on the date of this Amendment will be, in full force and effect, (B) the application for registration of the Aircraft referred to in Section 4(a)(vii)(3) of the Participation Agreement, (C) the registrations and filings referred to in clauses (A), (B), (C) and (D) of Section 5(a)(vi) of the Participation Agreement, (D) filing and recordation with the FAA of the Assignment and the Lease Amendment (the “FAA Filed Documents”) and the filing of a “precautionary” UCC-1 financing statement with respect to the Lease (and continuation statements from time to time with respect thereto) under the Indiana Uniform Commercial Code (the “Financing Statements”) and (E) authorizations, consents, approvals, actions, notices and filings required to be obtained, taken, given or made either only after the date hereof or the failure of which to obtain, take, give or make would not be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of it and its subsidiaries existing on the date of this Agreement, considered as one enterprise, or its ability to perform its obligations under those Lessee Documents and other Operative Documents to which it is a party;

(e) each Transaction Document to which it is a party and each of those other Lessee Documents and other Operative Documents to which it is a party constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors or lessors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

(f) except for (A) the filing of the Trust Agreement, the Trust Supplement and related affidavits with the FAA, (B) the registration of the Aircraft pursuant to the Transportation Code, (C) the filing for recording pursuant to the Transportation Code of the Lease with the Lease Supplement covering the Aircraft attached thereto and made a part thereof and the FAA Bill of Sale, and (D) the filing and recordation with the FAA of the FAA Filed Documents and the filing of the Financing Statements under the Indiana Uniform Commercial Code, no further filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction) or other action is necessary or advisable under the laws of the United States of America or any State thereof in order to establish and perfect the Lessor’s title to and interest in the Aircraft as against Lessee and any third parties;

(g) neither it nor any of its Affiliates or anyone acting on their behalf has directly or indirectly offered any interest in the Trust Estate for sale to any Person other than in a manner permitted by the Securities Act and by the rules and regulations thereunder;

(h) it is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(i) except as may have been disclosed in Guarantor’s reports filed with the Securities and Exchange Commission on or prior to the date of this Amendment, there are no pending or threatened actions or proceedings before any court, arbitrator or administrative agency that individually or in the aggregate which could be expected to have a material adverse effect on the condition (financial or otherwise), business or properties of it and its subsidiaries existing on the date of this Amendment, considered as one enterprise, or its ability to perform its obligations under those Lessee Documents and other Operative Documents to which it is a party;

(j) the audited consolidated balance sheet of Guarantor with respect to Guarantor’s most recent fiscal year included in Guarantor’s most recent annual report on Form 10-K, as such Form 10-K may have been amended through the date of this Amendment, filed by Guarantor with the SEC, and the related consolidated statements of income, stockholders’ equity and cash flows for the period then ended, have been prepared in conformity with GAAP and present fairly in all material respects the financial condition of Guarantor and its consolidated subsidiaries as of such date and the results of its operations and cash flows for such period, and since December 31, 2004, there has been no material adverse change in such financial condition of Guarantor, except for matters disclosed in (a) the financial statements referred to above, (b) any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by Guarantor with the SEC on or prior to the date hereof or (c) any press releases issued by Guarantor and posted on Guarantor’s website or in any other public filings with the SEC;

(k) Lessee holds all licenses, permits and franchises from the appropriate Government Entities necessary to authorize Lessee to lawfully engage in air transportation and to carry on scheduled commercial passenger service as currently conducted, except where the failure to so hold any such license, permit or franchise would not be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of Lessee and its subsidiaries existing on the date of this Amendment, considered as one enterprise and; provided that any such failure will not prevent Lessee from performing its obligations under those Lessee Documents or other Operative Documents to which Lessee is a party;

(l) Lessor is entitled to the protection of Section 1110 of the Bankruptcy Code in connection with its right to take possession of the Airframe and Engines in the event of a case under the Bankruptcy Code in which Lessee is a debtor;

(m) no part of the funds used or to be used by it to satisfy its obligations under the Operative Documents constitute or will constitute assets of any “employee benefit plan” as defined in Section 3(3) of ERISA or any “plan” within the meaning of Section 4975(e)(1) of the Code.

Section 4. Consent and Direction. By execution hereof, the Owner Participant hereby directs the Owner Trustee to enter into this Amendment No. 1 and Amendment No. 1 to the Lease Agreement in the form attached hereto as Exhibit A.

Section 5. Construction. All references in the Participation Agreement to the “Participation Agreement” or “this Agreement” shall be deemed to refer to the Participation Agreement as amended by this Amendment, and the parties hereto confirm their respective obligations thereunder. Except as otherwise specified in this Amendment, the Participation Agreement is hereby ratified by the parties hereto and shall remain in all respects unchanged and in full force and effect.

Section 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Section 7. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

[Remainder of this page blank.]

7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.

REPUBLIC AIRLINE INC.

Lessee

By

Name:

Title:

AFS INVESTMENTS [___], INC.

Owner Participant

By

Name:

Title:

WELLS FARGO BANK NORTHWEST,

NATIONAL ASSOCIATION,

not in its individual capacity except as expressly provided herein, but solely as Owner Trustee

By

Name:

Title:

7

EXHIBIT A
i

AMENDMENT NO. 1 TO

LEASE AGREEMENT (US Airways, Inc. [TN])

AMENDMENT NO. 1, dated as of [_________], 2005 (this “Amendment”), between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Owner Trustee (the “Lessor”), and REPUBLIC AIRLINE INC., an Indiana corporation (the “Lessee”), to Lease Agreement (US Airways, Inc. [TN]), dated as of [LD] (the “Lease”), between Lessor and Lessee, as assignee of US Airways, Inc., a Delaware corporation (“US Airways”). Certain terms used herein have the defined meanings referred to in Section 1 hereof.

W I T N E S S E T H :

WHEREAS, (i) the Lessor and the US Airways entered into the Lease, (ii) the Lessor and US Airways entered into Lease Supplement No. 1 to the Lease (“Supplement No. 1”) dated [LD] and (iii) the Lease and Supplement No. 1 (US Airways, Inc. [TN]) were recorded by the Federal Aviation Administration on [RD] as one instrument and were assigned Conveyance No. [CN];

WHEREAS, immediately prior to the execution and delivery of this Amendment, US Airways has assigned to Lessee, and Lessee has assumed, all of US Airways’ rights and obligations as lessee under the Lease; and

WHEREAS, in connection with such assignment and assumption, Lessee has requested that the Lease be amended in certain respects.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined or provided herein, terms used herein that are defined pursuant to the Lease have such respective defined meanings.

Section 2. Amendments. Effective as of the date hereof, the Lease is hereby amended as follows:

Section 2.1 Voluntary Termination. Section 9(b) of Part II of the STM, as incorporated by reference into Section 9 of the Lease, is amended to delete from clause (3)(B) of the second sentence and in the seventh sentence the following: “if on such Termination Date Basic Rent is paid in advance or all unpaid Basic Rent due on such Termination Date if on such Termination Date Basic Rent is paid in arrears”.

Section 2.2 Loss, Destruction, Requisition, etc. Section 10(a) of Part II of the STM, as incorporated by reference into Section 10 of the Lease, is amended to delete from clause (i) of the second sentence the following: “all Basic Rent due before the date of such payment if on such Determination Date Basic Rent is paid in advance or all Basic Rent due on such Determination Date if on such Determination Date Basic Rent is paid in arrears and”.

Section 2.3 Remedies. Section 15 of Part II of the STM, as incorporated by reference into Section 15 of the Lease, is amended to delete from lines 10 to 12 of paragraph (c) the following: “if Basic Rent is payable in advance on such Termination Value Date or any unpaid Basic Rent due on Rent Payment Date on the payment date so specifying if Basic Rent is payable in arrears on such Termination Value Date”.

Section 2.4 Burdensome Purchase Option. Section 20 of Part II of the STM, as incorporated by reference into Section 20 of the Lease, is amended to delete in the second sentence the following: “if Basic Rent on such date is payable in advance but including any Basic Rent due on such date if Basic Rent on such date is payable in arrears”.

Section 2.5 Definitions. Annex A to the STM, as used to provide definitions for the Lease and the other Operative Documents, is amended as follows:

(a) to delete in the definition of “Business Day” the reference to “Pittsburgh” and to substitute therefor “Indianapolis”.

(b) to delete the definitions of “Guarantor” and “Guaranty” and substitute therefor the following:

“Guarantor” means Republic Airways Holdings Inc., a Delaware corporation.

“Guaranty” means the guaranty, dated as of the date of Amendment No. 1 to the Lease and executed by the Guarantor in favor of the beneficiaries identified therein with respect to Lessee’s obligations under the Operative Documents, as the same may be amended, supplemented or modified from time to time to the extent permitted by, and in accordance with, the provisions thereof.

(c) to insert at the end of the definition of “Wet Lease” the following: “For the avoidance of doubt, a code share agreement under which the Lessee (or any Sublessee) operates the Aircraft under another air carrier’s livery and two-letter flight designator code shall not be deemed a Wet Lease.”

Section 3. Construction. All references in the Lease to the “Lease” shall be deemed to refer to the Lease as amended by this Amendment, and the parties hereto confirm their respective obligations thereunder. Except as otherwise specified in this Amendment, the Lease is hereby ratified by the parties hereto and shall remain in all respects unchanged and in full force and effect.

Section 4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Section 5. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

[Remainder of this page is blank.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its

individual capacity, but solely as Owner

Trustee

By_________________________________
Name:
Title:

REPUBLIC AIRLINE INC.

By_________________________________
Name:
Title:

SCHEDULE 10
TO
Global Aircraft Transaction Agreement

SIMULATOR SPARE PARTS

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* Confidential

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[*]	[*]	[*]	[*]	[*]

____
* Confidential

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____
* Confidential

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____
* Confidential

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[*]

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____
* Confidential

[*]	[*]	[*]
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[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]
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[*]	[*]	[*]
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[*]	[*]	[*]
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[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]

____
* Confidential

SCHEDULE 11
TO
Global Aircraft Transaction Agreement

SIMULATOR

Operator Simulator Code     [*]

Airplane Code       [*]

Aerodynamic Data      [*]
[*]

Engine Model and Data      [*]
[*]

Flight Controls Data      [*]
[*]

Flight Management System     [*]

Simulator Model and Manufacturer    [*]

Date of Simulator Manufacture     [*]

Simulator Computer      [*]

IOS        [*]
[*]

Visual System Model and Manufacturer    [*]
[*]
[*]

Visual System Computer      [*]

Visual Qualification Databases     [*]

Motion System       [*]

Device location       [*]
[*]

FAA Qualification      [*]
[*]
[*]

List of Parts       [*]

Maintenance History      [*]

Warranty Provider      [*]

____
* Confidential

SIMULATOR PARTS

Simulator Parts from CAE

Part Number	Part Description
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
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[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

____
* Confidential

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
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[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

____
* Confidential

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
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[*]	[*]
[*]	[*]
[*]	[*]

____
* Confidential

[*]	[*]
[*]	[*]
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[*]	[*]
[*]	[*]
[*]	[*]

____
* Confidential

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
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[*]	[*]
[*]	[*]
[*]	[*]

____
* Confidential

Aircraft Avionics Spares

Part Number	Part Description (Qty Other Than 1)
[*]	[*]
[*]	[*]
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[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

____
* Confidential

SIMULATOR MAINTENANCE HISTORY

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

SCHEDULE 12
TO
Global Aircraft Transaction Agreement
i
DOOR TRAINER
[*]
[*][*]
[*]
[*]

[*]

[*][*][*][*][*][*][*][*][*][*]

[*][*][*][*][*][*][*][*][*][*][*][*][*][*]

____
* Confidential

SCHEDULE 13
TO
Global Aircraft Transaction Agreement
SPARE PARTS

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]
[*]
[*]
[*]
[*]
[*]
[*]

____
* Confidential

[*]
[*]

[*][*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
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SCHEDULE 14
TO
Global Aircraft Transaction Agreement

EQUIPMENT DELIVERY CONDITIONS

In the case of the Simulator or the Door Trainer, it shall be in good operating condition, ordinary wear and tear excepted, and functioning in accordance with its intended use.

In the case of the Simulator Spare Parts, each shall be serviceable.

In the case of the Spare Parts, each shall be serviceable and airworthy.

SCHEDULE 15
TO
Global Aircraft Transaction Agreement
i
EQUIPMENT DOCUMENTS

Simulator

(a)	Documentation User Guide and Index

(b)	Hardware Manuals:

(1)	Operation Manuals:

a.	Instructors Operating Manual

b.	Maintenance Operating Manual

c.	Start-up and Shutdown Flowchart.

(2)	Maintenance Manuals:

a.	Preventive Maintenance Manual

b.	Preventive Maintenance Schedule Wall Chart

c.	Fault Isolation Manual

d.	Maintenance Manual

e.	Functional Overview Chart.

(3)	Test Equipment Documentation.

(c)	Electronic Parts Catalog (EPC)

(d)	Parts List

(e)	Engineering Drawings:

(1)	Top drawing

(2)	System Schematics

(3)	Unit Schematics

(4)	Mechanical Assemblies

(5)	Cable Assemblies

(6)	Interconnection Wire List information

(7)	Procurement Specification Control Drawings

(8)	Performance Specifications

(9)	Test Specifications.

(f)	OEM Documentation

(g)	Software Manuals:

(1)	Vendor-Supplied Software

(2)	CAE Standard Utilities User’s Guides

(3)	Simulation Software Manuals.

(h)	Acceptance Test Documentation.

Door Trainer

The following software disks were provided:

•	Door Trainer Manual

•	US Airways EMB 170 Door Documentation

These disks include the following:

1. Latecoere Component Maintenance Manual with Illustrated Parts List

2. Pressure Transducers Modelo 600-300

3. Solenoid Valve Installation and Maintenance Manual VD-1 e SL

4. Electric Schematic Drawing

5. Maintenance References

6. System Description

7. Illustrated Parts Catalogue

Spare Parts

With respect to each Spare Part, all records necessary to show serviceability and “back to birth” records. “Back to birth” records for each of the Spare Parts shall include the following information:
1) part name;
2) part number;
3) serial number for parts designated as Tracking Level 2 and above;
4) current total time in flight hours or cycles, as applicable, as of the Closing Date for parts designated as Tracking Level 2 and above;
5) total time in flight hours or cycles, as applicable, at the time of each shop visit since new for parts designated as Tracking Level 2 and above;
6) each Spare Part designated as Tracking Level 2 and above shall have a serviceable tag or FAA 8130-3 available from the time of each shop visit since new and, if available, a manufacturer new delivery certificate of conformity or its equivalent.

SCHEDULE 16
TO
Global Aircraft Transaction Agreement
i
IP PARTIES

The sole IP Party is CAE Inc.

SCHEDULE 17
TO
Global Aircraft Transaction Agreement
i
TRANSFERS TO REPUBLIC

[*]

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* Confidential

SCHEDULE 18
To
Global Aircraft Transaction Agreement
i
REPUBLIC AIRWAYS HOLDINGS INC.
8909 Purdue Road, Suite 300
Indianapolis, IN 46268
September 21, 2005

AFS Investments XIII, Inc.

AFS Investments XI, Inc.

AFS Investments 69, Inc.

c/o GE Commercial Aviation Services LLC

201 High Ridge Road

Stamford, CT 06927

Re:	Assignment by US Airways, Inc.

of Leases for 15 Embraer ERJ 170 Aircraft

Ladies and Gentlemen:

Republic Airways Holdings Inc. (“Holdings”) and US Airways, Inc. (“US Airways”) have agreed that US Airways will assign to a wholly-owned subsidiary of Holdings that holds an air carrier operating certificate issued pursuant to chapter 447 of title 49 for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo (the “Republic Designee”), and the Republic Designee will assume, the rights and obligations of US Airways as lessee with respect to each aircraft listed on Schedule 1 hereto (the “Leased Aircraft”) under the Lease Agreements and related documents listed on Schedule 2 hereto (the “Lease Documents”), subject to certain terms and conditions. There may be different Republic Designees for different Leased Aircraft. One of you is the “Owner Participant” under the Lease Documents with respect to each Leased Aircraft (the “Owner Participants”). Holdings wishes to effect such assignment of the Lease Documents relating to each Leased Aircraft pursuant to a Lease Documents Assignment Agreement substantially in the form of Schedule 3 hereto (the “Assignment Agreement”), and, in connection with such assignment, to amend the “Participation Agreement” included in the Lease Documents with respect to such Leased Aircraft pursuant to an amendment substantially in the form of Schedule 4 hereto (the “PA Amendment”) and to amend the “Lease” included in the Lease Documents with respect to such Leased Aircraft pursuant to an amendment substantially in the form of Schedule 5 hereto (the “Lease Amendment”). The consent of the Owner Participant with respect to a Leased Aircraft is required for the Assignment Agreement, PA Amendment and Lease Amendment with respect to such Leased Aircraft (collectively, the “Transactions”) to be effective. Terms defined in the Lease Documents with respect to a Leased Aircraft and used herein with respect to such Leased Aircraft have such defined meanings unless otherwise defined herein.

Each Owner Participant agrees that it shall execute and deliver to Holdings, with respect to its applicable Leased Aircraft, an Assignment Agreement and a PA Amendment with respect to such Leased Aircraft and shall instruct the Owner Trustee with respect to such Leased Aircraft to execute and deliver to Holdings such Assignment Agreement, such PA Amendment and a Lease Amendment with respect to such Leased Aircraft, subject to satisfaction (or waiver by such Owner Participant) of the following conditions precedent:
(a) Holdings shall have given such Owner Participant at least five Business Days’ prior written notice of the scheduled closing date for the Transactions with respect to such Leased Aircraft (the “Closing Date”), and such Closing Date shall be on or prior to [*] (or such later date requested by Lessee and approved by such Owner Participant, which approval will not be unreasonably withheld).

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* Confidential

(b) On the Closing Date for such Leased Aircraft, no change shall have occurred after the date of the execution and delivery of this Letter Agreement in applicable law or regulations which would make it a violation of law or regulations for such Owner Participant to enter into the Assignment Agreement or the PA Amendment with respect to such Leased Aircraft or for the applicable Owner Trustee to enter into the Assignment Agreement, the PA Amendment or the Lease Amendment with respect to such Leased Aircraft.
(c) Such Owner Participant shall have received the following with respect to such Leased Aircraft, duly executed by the respective parties thereto (the “Transaction Documents”):
(1) the Assignment Agreement;
(2) the PA Amendment;
(3) the Lease Amendment;
(4) the Guaranty of Holdings (the “Guaranty”) in substantially the form delivered at the closing on August 30, 2005, of the Lease Agreement (N827MD), between Republic Airline Inc. and Wells Fargo Bank Northwest, National Association, as Owner Trustee (the “Prior Lease”);
(5) the Airframe Warranty Assignment, together with the Airframe Warranty Consent and Agreement (in substantially the form delivered at the closing of the Prior Lease);
(6) the Engine Agreement Assignment (in substantially the form delivered at the closing of the Prior Lease);
(7) a letter agreement substantially the same as the letter agreement relating to insurance provided by Republic Airline Inc. to General Electric Capital Corporation in connection with the Lease Agreements, dated as of August 29, 2005, relating to the Embraer ERJ 170 aircraft with U.S. reg. nos. N827MD, N828MD and N829MD; and
(8) such documentation evidencing the Manufacturer’s consent to the Assignment Agreement, and its continuation of Manufacturer support in respect of such Leased Aircraft, as such Owner Participant shall reasonably require.
(d) Any Uniform Commercial Code financing statements deemed advisable by such Owner Participant in connection with the Transactions shall have been prepared by the applicable Republic Designee and arrangements satisfactory to such Owner Participant shall have been made for the filing of such financing statements.
(e) Such Owner Participant shall have received the following, in each case in form and substance satisfactory to it:
(1) an incumbency certificate of the applicable Republic Designee as to the person or persons authorized to execute and deliver the Transaction Documents to which the applicable Republic Designee is a party and the signatures of such person or persons;
(2) a copy of the resolutions of the board of directors of the applicable Republic Designee or its executive committee, certified by the Secretary or an Assistant Secretary of the applicable Republic Designee, duly authorizing the execution and delivery of each of the Transaction Documents to which it is a party;
(3) (i) a copy of the articles of incorporation of the applicable Republic Designee, certified by the Secretary of State of the State of Indiana, (ii) a short-form certificate of existence of the Secretary of State of the state of incorporation of the applicable Republic Designee, dated within five Business Days prior to the Closing Date and stating that the applicable Republic Designee is in existence in such state, and (iii) a copy of the by-laws of the applicable Republic Designee, certified by the Secretary or Assistant Secretary of the applicable Republic Designee;
(4) an incumbency certificate of Holdings as to the person or persons authorized to execute and deliver the Guaranty and the signatures of such person or persons;
(5) a copy of the resolutions of the board of directors of Holdings or its executive committee, certified by the Secretary or an Assistant Secretary of Holdings, duly authorizing the execution and delivery of the Guaranty; and
(6) (i) a copy of the certificate of incorporation of Holdings, certified by the Secretary of State of the State of Delaware, (ii) a short-form certificate of existence of the Secretary of State of the State of Delaware for Holdings, dated within five Business Days prior to the Closing Date and stating that Holdings is in existence in the State of Delaware, and (iii) a copy of the by-laws of Holdings, certified by the Secretary or Assistant Secretary of Holdings.
(f) All appropriate action required to have been taken prior to the Closing Date in connection with the Transactions with respect to such Leased Aircraft shall have been taken by the Federal Aviation Administration, or any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Closing Date in connection with such Transactions shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on such Closing Date.
(g) Such Owner Participant and the applicable Owner Trustee shall have received, addressed to each of them, the following opinions, dated the Closing Date for such Leased Aircraft, in form and substance reasonably satisfactory to such Owner Participant:
(1) An opinion of Hughes Hubbard & Reed LLP, special counsel to the applicable Republic Designee and to Holdings;
(2) An opinion of internal counsel to the applicable Republic Designee and to Holdings;
(3) An opinion of Vedder, Price, Kaufman & Kammholz, P.C., special counsel to US Airways;
(4) An opinion of internal counsel to US Airways; and
(5) An opinion of Daugherty, Fowler, Peregrin, Haught & Jenson, a Professional Corporation, special FAA counsel, or such other special FAA counsel selected by Holdings and reasonably acceptable to such Owner Participant.
(h) The applicable Owner Trustee and such Owner Participant shall have received an insurance certificate together with an independent insurance broker’s report, in form and substance reasonably satisfactory to such Owner Participant, as to the due compliance with the terms of Section 11 of the Lease relating to insurance with respect to such Leased Aircraft.
(i) No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date for such Leased Aircraft to set aside, restrain, enjoin or prevent the completion and consummation of any of the Transaction Documents or the transactions contemplated and thereby.
(j) No Event of Default referred to Section 14(e) or (f) of the Lease shall have occurred and be continuing, assuming the references therein to “Lessee or Guarantor” were instead references to Holdings or any of its Subsidiaries.
(k) Neither Holdings nor any of its Subsidiaries shall be in default in the performance when due (after giving effect to the applicable grace period) of any obligation for the payment of money due and payable to a GE Entity (as defined in US Airways, Inc. Amended and Restated Standard Terms Manual - Single-Investor Lease, dated May 28, 2004) or, in the case of any GE Entity that is a trust (or trustee of trust), in respect of the equity portion of rent, as lessor, other than any Excepted Obligation (as defined in US Airways, Inc. Amended and Restated Standard Terms Manual - Single-Investor Lease, dated May 28, 2004).

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute but one and the same instrument. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.
* * *
[Remainder of this page is blank.]

Please indicate your agreement with the foregoing by signing below.

Very truly yours,

REPUBLIC AIRWAYS HOLDINGS INC.

By
Name:
Title:

AGREED:

AFS INVESTMENTS XIII, INC.

By
Name:
Title:

AFS INVESTMENTS XI, INC.

By
Name:
Title:

AFS INVESTMENTS 69, INC.

By
Name:
Title:

LIST OF SCHEDULES

Schedule 1 - Leased Aircraft
Schedule 2 - Lease Documents
Schedule 3 - Form of Assignment Agreement
Schedule 4 - Form of PA Amendment
Schedule 5 - Form of Lease Amendment